As filed with the Securities and Exchange Commission on April, 15, 2005

                                               Securities Act File No. 002-30465
                                        Investment Company Act File No. 811-1745
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   [X]

                      Post -Effective Amendment No. 56   [X]

                                       and

                        REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940   [X]

                              Amendment No. 40   [X]
                               -------------------
                                 WPG TUDOR FUND

               (Exact Name of Registrant as Specified in Charter)
                         Weiss, Peck & Greer Investments
                                909 Third Avenue
                               New York, NY 10022
                    (Address of Principal Executive Offices)

                  Registrant's Telephone Number: (202) 908-9882

                                                         Copies to:
             WILLIAM KELLY                       LEONARD A. PIERCE, ESQUIRE
           Robeco USA L.L.C.                         Hale and Dorr LLP
           909 Third Avenue                           60 State Street
          New York, NY 10022                          Boston, MA 02109
(Name and Address of Agent for Service)

It is proposed that this filing will become effective as soon as practicable after the filing of this Registration Statement under the Securities Act of 1933.

It is proposed that this filing will become effective (check appropriate box)
    |_| immediately upon filing pursuant to paragraph (b)
    |_| on [insert date] pursuant to paragraph (b)
    |X| 60 days after filing pursuant to paragraph (a)(1)
    |_| on (date) pursuant to paragraph (a)(1)
    |_| 75 days after filing pursuant to paragraph (a)(2)
    |_| on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
    |_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title or Securities Being Registered....................Shares of Common Stock

                         WEISS, PECK & GREER INVESTMENTS


                                    --------------------
                         MEMBER OF    %   ROBECO GROUP
                                    --------------------
                          INTERNATIONAL ASSET MANAGERS


                                  MUTUAL FUNDS


                                   PROSPECTUS
                                   May 1, 2005


                               WPG Core Bond Fund

                            WPG Large Cap Growth Fund

                                 WPG Tudor Fund



                                909 THIRD AVENUE
                                   31ST FLOOR
                            NEW YORK, NEW YORK 10004
                                  800-223-3332





  The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accruate or complete.
                   Any statement to the contrary is a crime.

                                    CONTENTS

                                                                            Page

Risk/Return Summary............................................................2


         WPG Core Bond Fund....................................................2

         WPG Large Cap Growth Fund.............................................6

         WPG Tudor Fund.......................................................10

More About the Funds' Investments and Risks...................................14

Management of the Funds.......................................................17

How to Buy Shares.............................................................19

How to Exchange Shares........................................................20

How to Redeem Shares..........................................................21

Other Shareholder Service Information.........................................23

Share Price and Other Shareholder Information.................................25

Dividends, Distributions and Taxes............................................27

Financial Highlights..........................................................29


For More Information..................................................Back Cover



ABOUT THE INVESTMENT ADVISER


Robeco USA, L.L.C., a Delaware limited liability company ("Robeco USA"), through its division Weiss, Peck & Greer Investments (referred to as the "adviser" or "WPG" or "WPG Investments"), serves as the investment adviser to each of the funds. WPG is headquartered in New York and is a subsidiary of Robeco Groep N.V, a Dutch public limited liability company ("Robeco"). Founded in 1929, Robeco is one of the world's oldest asset management organizations. As of February 1, 2005, Robeco, through its investment management subsidiaries, had approximately $150 billion in assets under management. Robeco USA, which has over 30 years experience as an investment adviser to institutional and individual clients, is a member firm of the NYSE.


A WORD ABOUT RISK

An investment in the funds is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

POLICY CHANGES


Each of Core Bond Fund and Large Cap Growth Fund will notify shareholders in writing at least 60 days prior to any change in its policy to invest at least 80% of its net assets in one or more particular types of securities as described in the following "Risk/Return Summaries."

                               RISK/RETURN SUMMARY


WPG CORE BOND FUND

INVESTMENT GOAL

High current income, consistent with capital preservation.

PRINCIPAL INVESTMENT STRATEGIES


INVESTMENTS: The fund invests substantially all, but at least 80%, of its assets (including any borrowing for investment purposes) in U.S. denominated or quoted bonds issued by domestic or foreign companies or governmental entities. The fund may invest in all types of bonds, including notes, mortgage-backed and asset-backed securities (including mortgage-backed derivative securities), convertible debt securities, municipal securities, and short-term debt securities. The fund may also invest in fixed income securities of all types, including preferred stock.

CREDIT QUALITY: Investment grade only. This means bonds that are rated in one of the top four long-term rating categories by at least one major rating agency or are believed by the adviser to be of comparable credit quality.

DURATION: Average dollar weighted portfolio duration between three and seven years, but individual bonds may be of any duration. The fund's duration will generally be in a narrow range relative to the duration of its benchmark, the Lehman Brothers Aggregate Index. As used in this Prospectus, "duration" means the weighted average term to maturity of a fixed income security's cash flows, based on their present values. Duration, which is expressed as a number of years from the purchase date of a security, can be used as a single measurement to compare fixed income securities with different issue dates, maturity dates, coupon rates, and yields to maturity.


STRATEGIES: There are three principal factors in the adviser's selection process
- maturity allocation, sector allocation and individual security selection.


[GRAPHIC OMITTED]   The adviser studies the relationship between bond yields and maturities under current market conditions and identifies maturities with high yields relative to the amount of risk involved.

[GRAPHIC OMITTED]   The adviser uses qualitative and quantitative methods to
                    identify bond sectors that it believes are undervalued or will outperform other sectors. Sectors include U.S. Treasury securities and U.S. government agency securities, as well as corporate, mortgage-backed and asset-backed securities.

[GRAPHIC OMITTED]   After the fund's maturity and sector allocations are made, the adviser selects individual bonds within each sector. The adviser performs both fundamental and quantitative analysis, looking at:
                    o    Stable or improving issuer credit quality
                    o    Market inefficiencies that cause individual bonds to
                         have high relative values
                    o    Structural features of securities, such as callability,
                         liquidity, and prepayment characteristics and expectations.

PRINCIPAL RISKS

You could lose money on your investment in the fund or the fund could underperform other possible investments if any of the following occurs:


[GRAPHIC OMITTED]   Interest rates rise, causing the bonds in the fund's
                    portfolio to drop in value.


[GRAPHIC OMITTED]   The issuer or guarantor of a bond owned by the fund defaults on its payment obligations, becomes insolvent or has its credit rating downgraded. Obligations of U.S. government agencies and authorities are supported by varying degrees of credit. The U.S. government gives no assurances that it will provide financial support to its agencies and authorities if it is not obligated by law to do so. Default in these issuers could negatively impact the fund.


[GRAPHIC OMITTED]   As a result of declining interest rates, the issuer of a
                    bond exercises the right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding bonds. This is known as call or prepayment risk.

[GRAPHIC OMITTED]   As a result of declining interest rates, the fund may be
                    able to invest only in lower yielding bonds, decreasing the fund's yield. This is known as interest risk.

[GRAPHIC OMITTED]   When interest rates are rising, the average life of a bond is generally extended because of slower than expected principal payments. This will lock in a below-market interest rate, increase the bond's duration and reduce the value of the bond. This is known as extension risk.

[GRAPHIC OMITTED]   The adviser's judgments about the attractiveness, relative value or potential income of particular sectors or bonds proves to be wrong.

[GRAPHIC OMITTED]   To the extent the fund invests in bonds issued by foreign
                    companies, the fund may suffer losses or underperform compared to U.S. bond markets. The markets for foreign bonds may be smaller and less liquid than U.S. markets and less information about foreign companies may be available due to less rigorous accounting or disclosure standards. These risks are more pronounced to the extent the fund invests in issuers in emerging market countries or significantly in one country.

There is a greater risk that the fund will lose money due to prepayment and extension risks because the fund may invest heavily in asset-backed and mortgage-related securities. Mortgage derivatives in the fund's portfolio may have especially volatile prices because of inherent severe sensitivity to the level of interest rates.


WHO MAY WANT TO INVEST                                                  WHO MAY NOT WANT TO INVEST
                                                                                ---
The fund may be appropriate if you want:                                The fund may not be appropriate if you want:

[GRAPHIC OMITTED]   Higher potential returns than a money               [GRAPHIC OMITTED]   A temporary investment
                    market fund with higher potential risk
                                                                        [GRAPHIC OMITTED]   Complete stability of principal
[GRAPHIC OMITTED]   To diversify by investing in a portfolio of
                    investment grade, fixed income securities           [GRAPHIC OMITTED]   Long-term growth of capital


PERFORMANCE

The bar chart below and accompanying table indicate the risks of investing in the fund. The bar chart shows changes in the performance of the fund from year to year over the past ten years.

                               WPG CORE BOND FUND
                                  Total Return
                        CALENDAR YEARS ENDED DECEMBER 31
-------------------------------------------------------------------------------------------------------------
   1995        1996       1997       1998       1999      2000       2001       2002       2003       2004
   ----        ----       ----       ----       ----      ----       ----       ----       ----       ----
  13.25%       3.85%      7.37%      9.26%     -0.12%    10.66%      9.64%     10.87%      5.04%     4.38%


The table shows how the fund's average annual returns for different calendar periods compared to those of the Lehman Brothers Aggregate Index, an unmanaged index of bonds. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                      AVERAGE ANNUAL TOTAL RETURNS
                                                (for the periods ended December 31, 2004)
                                      1 Year                     5 Years                   10 Years
                                      ------                     -------                   --------
Fund - Before Taxes                    4.38%                      8.08%                      7.35%

Fund - After Taxes on
Distribution                           3.33%                      6.34%                      5.25%

Fund - After Taxes on
Distributions and Sales
of Shares                              2.83%                      5.85%                      4.99%
-------------------------------------------------------------------------------------------------------------

Lehman Bros.
   Aggregate Index 1
   (reflects no deduction
   for fees, expenses or
   taxes)                              4.34%                      7.71%                      7.72%

1        The Lehman Brothers Aggregate Index represents securities that are U.S.
         domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate debt securities, mortgage pass-through securities, and asset-backed securities. The Index is unmanaged and cannot be invested in directly.

As of December 31, 2004, the fund's 30-day yield was 3.09%. Call 1-800-223-3332 for current yields.

                         FUND'S BEST AND WORST QUARTERLY TOTAL RETURNS
                   Best:         4.76% in the 3rd quarter of 2002
                   Worst:        -2.65% in the 2nd quarter of 2004

The fund's past performance before and after taxes does not necessarily indicate how the fund will perform in the future.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum short-term redemption fee1                           2.00%
(% of redemption proceeds)


ANNUAL FUND OPERATING EXPENSES
(PAID BY THE FUND AS A % OF FUND NET ASSETS)
         Management fee                                      0.45%
         12b-1 distribution fees                             0.00%
         Other expenses2                                     0.26%
                                                            -----
         Total annual operating expenses                     0.71%
         Fee Waiver3                                        (0.28%)
                                                            -----
         Net annual operating expenses                       0.43%
                                                            =====
------------------------
1 The redemption fee applies to shares redeemed (either by selling or exchanging into another fund) within 60 days of purchase. The fee is withheld from redemption processed and retained by the fund, and is intended to compensate the fund and its shareholders for the costs associated with short-term investors. Shareholders requesting redemptions by wire are charged a redemption fee, currently $9.
2 Other expenses include audit, administration, custody, legal, registration, transfer agency, and miscellaneous other charges and shareholder service fees. The fund may pay shareholder services fees (which are included in other expenses), but does not expect to incur shareholder servicing fees of more than 0.02% during the current fiscal year.
3 The adviser has contractually agreed to cap the fund's operating expenses at 0.43% of average daily net assets through April 30, 2006. The adviser may not discontinue or modify this cap without the approval of the fund's trustees.


EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.


NUMBER OF YEARS YOU OWN
YOUR SHARES                 1 YEAR     3 YEARS*     5 YEARS*     10 YEARS*
Expenses:                     $44        $189         $358         $847


The example assumes:
         --     You invest $10,000 for the periods shown
         --     You redeem at the end of each period
         --     You reinvest all distributions and dividends
         --     The fund's operating expenses have not been capped or reduced and remain the same
         --     Your investment has a 5% return each year


* The waiver and reimbursement arrangement agreed to by the adviser, if not extended, will terminate on April 30, 2006. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first year.

WPG LARGE CAP GROWTH FUND

INVESTMENT GOAL


Long-term growth of capital.


PRINCIPAL   INVESTMENT   STRATEGIES


INVESTMENTS: The fund invests at least 80% of its assets (including any borrowing for investment purposes) in equity securities of U.S. large capitalization companies that the adviser believes offer the prospect of capital appreciation. As used in this Prospectus, "large cap companies" generally means a universe of companies composed of the combination of two well-known large cap benchmarks, the Russell 1000(R) Index and the S&P 500(R) Index. The market capitalization range of the companies represented in the Russell 1000(R) Index as of January 31, 2005 was between $1.6 billion and $318 billion, with a median market capitalization of approximately $4.1 billion. The market capitalization range of the companies represented in the S&P 500(R) Index as of January 31, 2005 was between $624 million and $382 billion, with a median market of capitalization of approximately $10.3 billion. The fund's portfolio generally will consist of common stocks of between 60 and 100 companies.


In order to remain fully invested and instead of purchasing and selling securities directly, the fund may invest in depository receipts which seek to replicate the price performance and dividend yield of the Russell 1000(R) Growth Index and use derivative contracts (such as futures on the Russell 1000(R) Growth Index).


STRATEGIES: The adviser uses quantitative techniques to analyze a universe of companies included in the Russell 1000(R) Index, S&P 500(R) Index, and selected large cap ADRs. Using a proprietary multi-factor stock-selection model, the adviser identifies stocks that the adviser believes have rising earnings expectations that sell at low relative valuations when compared with their sector peers. Firmly established through the quantitative research process, the adviser believes that these are the stocks that will lead to portfolio outperformance.

Based on this information, and using sophisticated risk measurement tools, the adviser selects the combination of stocks, together with their appropriate weightings, that it believes will maximize the fund's expected return with the level of risk taken. The adviser seeks to maintain the market capitalization, sector allocations and style characteristics of the fund's portfolio similar to those of the Russell 1000(R) Growth Index.

The portfolio is rebalanced regularly, generally on a bi-weekly basis, to maintain the optimal risk/return trade-off. The adviser assesses each stock's changing characteristics relative to its contribution to portfolio risk. A stock is sold when it no longer offers an appropriate return-to-risk tradeoff.

PRINCIPAL RISKS

You could lose money on your investment in the fund or the fund could underperform other possible investments if any of the following occurs:

        [GRAPHIC OMITTED]   The U.S. stock market goes down.

        [GRAPHIC OMITTED]   Growth stocks or stocks of large capitalization
                            companies temporarily fall out of favor with investors.

        [GRAPHIC OMITTED]   Companies in which the fund invests suffer
                            unexpected losses or lower than expected earnings.

        [GRAPHIC OMITTED]   The adviser's judgment about the attractiveness or
                            potential appreciation of a particular security or sector proves to be wrong.

        [GRAPHIC OMITTED]   The factors considered by the multi-factor
                            stock-selection model fail to select stocks with better relative performance than those included in the Russell 1000 Growth Index.


WHO MAY WANT TO INVEST                                          WHO MAY NOT WANT TO INVEST
                                                                        ---
The fund may be appropriate if you:                             The fund may not be appropriate if you:

[GRAPHIC OMITTED]   Are pursuing a long-term goal, such as      [GRAPHIC OMITTED]   Are pursuing a short-term
                    investment goal investing for retirement,
                    that has an investment goalof growth of     [GRAPHIC OMITTED]   Want stability of principal
                    capital
                                                                [GRAPHIC OMITTED]   Seek income as a component of your
[GRAPHIC OMITTED]   Are seeking higher long-term returns and                        investment goal
                    can accept a higher level of risk

[GRAPHIC OMITTED]   Are seeking to diversify your portfolio
                    by investing in a portfolio of common
                    stocks of large companies

[GRAPHIC OMITTED]   Are seeking an objective, disciplined
                    investment process


PERFORMANCE

The bar chart below and accompanying table indicate the risks of investing in the fund. The bar chart shows changes in the performance of the fund from year to year over the past ten years.


                                            WPG LARGE CAP GROWTHFUND
                                                  Total Return
---------------------------------------------------------------------------------------------------------------
                                        CALENDAR YEARS ENDED DECEMBER 31
---------------------------------------------------------------------------------------------------------------
   1995        1996       1997       1998       1999      2000        2001        2002       2003      2004
   ----        ----       ----       ----       ----      ----        ----        ----       ----      ----
  32.73%      24.42%     36.27%     27.51%     12.68%    -1.68%     -20.45%     -27.59%     31.89%     3.82%



The table shows how the fund's average annual returns for different calendar periods compared to those of the Russell 1000(R) Growth Index, an unmanaged index of common stocks. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                      AVERAGE ANNUAL TOTAL RETURNS1
                                                (for the periods ended December 31, 2004)
                                      1 Year                     5 Years                   10 Years
                                      ------                     -------                   --------
Fund - Before Taxes                    3.82%                     -4.96%                      9.63%

Fund - After Taxes on
Distributions                          1.96%                     -6.15%                      6.93%

Fund - After Taxes on
Distributions and Sales of
Shares                                 4.92%                     -4.48%                      7.13%
-------------------------------------------------------------------------------------------------------------

Russell 1000(R) Growth Index 2
   (reflects no deduction
   for fees, expenses or
   taxes)                              6.30%                     -9.29%                      9.59%

1 The fund's performance record shown in the table for periods prior to December 31, 2003 was achieved under the fund's previous qualitative strategy.
2 The Russell 1000(R) Growth Index contains those securities in the Russell 1000(R) Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates. The Index is unmanaged and cannot be invested in directly.



                            FUND'S BEST AND WORST QUARTERLY TOTAL RETURNS
                      Best:    19.82% in the 2nd quarter of 1997
                      Worst:  -18.97% in the 3rd quarter of 2001

         The fund's past performance does not necessarily indicate how the fund will perform in the future.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum short-term redemption fee 1                          2.00%
(% of redemption proceeds)


ANNUAL FUND OPERATING EXPENSES
(PAID BY THE FUND AS A % OF FUND NET ASSETS)
         Management fee                                      0.75%
         12b-1 distribution fees                             None
         Other expenses 2                                    0.75%
                                                            ------
         Total annual operating expenses                     1.50%
                                                            -----
         Fee Waiver 3                                      (0.10%)
                                                            -----
         Net annual operating expenses                       1.40%
                                                            =====
-------------------------
1 The redemption fee applies to shares redeemed (either by selling or exchanging into another fund) within 60 days of purchase. The fee is withheld from redemption processed and retained by the fund, and is intended to compensate the fund and its shareholders for the costs associated with short-term investors. Shareholders requesting redemptions by wire are charged a redemption fee, currently $9.
2 Other expenses include audit, administration, custody, legal, registration, transfer agency, and miscellaneous other charges and shareholder service fees. The fund may pay shareholder services fees (which are included in other expenses), but does not expect to incur shareholder servicing fees of more than 0.02% during the current fiscal year.
3 The adviser has contractually agreed to cap the fund's operating expenses at 1.40% of average daily net assets through April 30, 2006. The adviser may not discontinue or modify this cap without the approval of the fund's trustees.


EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.


NUMBER OF YEARS YOU OWN
YOUR SHARES                 1 YEAR     3 YEARS*     5 YEARS*     10 YEARS*
Expenses:                    $143        $461         $806        $1,779


The example assumes:
         --     You invest $10,000 for the periods shown
         --     You redeem at the end of each period
         --     You reinvest all distributions and dividends
         --     The fund's operating expenses have been capped by the adviser and remain the same
         --     Your investment has a 5% return each year


* The waiver and reimbursement arrangement agreed to by the adviser, if not extended, will terminate on April 30, 2006. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first year.

WPG TUDOR FUND

INVESTMENT GOAL

Capital appreciation by investing primarily in common stocks, securities convertible into common stocks and in special situations.

PRINCIPAL   INVESTMENT   STRATEGIES

INVESTMENTS: The fund invests primarily in common stocks of U.S. companies with market capitalizations of less than $2 billion.

Although the fund invests primarily in common stocks, the fund may invest in all types of equity and equity-related securities, including:


[GRAPHIC OMITTED]   Securities convertible into common stocks.

[GRAPHIC OMITTED]   Shares of REITs.

[GRAPHIC OMITTED]   Warrants and rights to purchase common stocks.

[GRAPHIC OMITTED]   Preferred stocks.


SPECIAL SITUATIONS: The fund may invest in companies that may experience unusual and possibly unique developments which may create a special opportunity for significant returns. Special situations include: significant technological improvments or important discoveries; reorganizations, recapitalizations or mergers; favorable resolutions of litigation; new management or material changes in company policies; and actual or potential changes in control of a company.


STRATEGIES: The adviser uses a value approach to select the fund's investments. Using this investment style, the adviser seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect what the adviser believes to be their intrinsic values. The adviser employs a bottom-up strategy, focusing on undervalued industries that the adviser believes are experiencing positive change. The adviser then uses both qualitative and quantitative methods to assess a security's potential value. The portfolio managers managing the fund meet with a multitude of companies annually to identify companies with increasing returns on capital in their core businesses which are selling at attractive valuations.


Factors the adviser looks for in selecting investments include:



[GRAPHIC OMITTED]   Increasing returns on invested capital.

[GRAPHIC OMITTED]   Management who have demonstrated an ability to generate high return on invested capital (ROIC).

[GRAPHIC OMITTED]   Companies which provide solid cash flows with appropriate
                    capital.

[GRAPHIC OMITTED]   Potential catalysts such as new products, cyclical upturns and changes in management.

[GRAPHIC OMITTED]   Low market valuations relative to earnings forecast, book
                    value, cash flow and sales.

PRINCIPAL RISKS

You could lose money on your investment in the fund or the fund could underperform other possible investments if any of the following occurs:

[GRAPHIC OMITTED]   The U.S. stock market goes down.

[GRAPHIC OMITTED]   Small capitalization stocks temporarily fall out of favor
                    with investors.

[GRAPHIC OMITTED]   Value stocks temporarily fall out of favor with investors.

[GRAPHIC OMITTED]   The fund's assets remain undervalued or do not have the
                    potential value originally expected.

[GRAPHIC OMITTED]   Companies in which the fund invests suffer unexpected losses or lower than expected earnings which, in addition to causing the fund to be less liquid, will reduce the fund's net asset value.

[GRAPHIC OMITTED]   The adviser's judgments about the attractiveness, value or potential appreciation of a particular company's stock selected for the fund's portfolio prove to be wrong or the special situation that the adviser anticipated does not occur.

SPECIAL RISKS

Because the fund invests primarily in small capitalization stocks, your investment will be subject to higher risks generally associated with smaller companies. Smaller companies may have limited product lines, markets and financial resources. The prices of small capitalization stocks tend to be more volatile than those of other stocks. Small capitalization stocks are not priced as efficiently as stocks of larger companies. In addition, it may be harder to sell these stocks, especially during a down market or upon the occurrence of adverse company-specific events, which can reduce their selling prices.


WHO MAY WANT TO INVEST                                               WHO MAY NOT WANT TO INVEST
                                                                             ---
The fund may be appropriate if you:                                  The fund may not be appropriate if you:

[GRAPHIC OMITTED]   Are seeking to diversify by investing in a       [GRAPHIC OMITTED]   Are pursuing a short-term investment goal
                    portfolio of common stocks of small
                    companies
                                                                     [GRAPHIC OMITTED]   Want stability of principal
[GRAPHIC OMITTED]   Are pursuing a long-term goal, such as
                    investing for retirement                         [GRAPHIC OMITTED]   Are uncomfortable with the risk and price
                                                                                         volatility of the stock market and small
[GRAPHIC OMITTED]   Are seeking potentially higher long term                             capitalization stocks
                    returns and can accept a higher level of risk

PERFORMANCE

The bar chart below and accompanying table indicate the risks of investing in the fund. The bar chart shows changes in the performance of the fund from year to year over the past ten years.

                                                  WPG TUDOR FUND
                                                   Total Return
--------------------------------------------------------------------------------------------------------------------
                                         CALENDAR YEARS ENDED DECEMBER 31
--------------------------------------------------------------------------------------------------------------------
   1995        1996       1997       1998        1999         2000       2001        2002       2003        2004
   ----        ----       ----       ----        ----         ----       ----        ----       ----        ----
  41.18%      18.82%     11.11%     -22.01%     63.26%       -5.20%     -14.78%    -26.10%     45.37%      19.35%


The table shows how the fund's average annual returns for different calendar periods compared to that of the Russell 2000(R) Value Index, an unmanaged index of small company stocks. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                      AVERAGE ANNUAL TOTAL RETURNS1
                                                (for the periods ended December 31, 2004)
                                      1 Year                     5 Years                   10 Years
                                      ------                     -------                   --------
Fund - Before Taxes                   19.35%                      0.71%                      9.41%

Fund - After Taxes on
Distributions                         15.17%                      1.05%                      6.06%

Fund - After Taxes on
Distributions and Sales of
Shares                                12.51%                     -0.35%                      6.24%
-------------------------------------------------------------------------------------------------------------
Russell 2000(R) Value Index 2
   (reflects no deduction
   for fees, expenses or
   taxes)                             22.25%                     17.23%                     15.17%

1 The fund's performance record prior to August 18, 2003 was achieved under the fund's previous growth-related strategy.
2 The Russell 2000(R) Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and cannot be invested in directly.

                            FUND'S BEST AND WORST QUARTERLY TOTAL RETURNS
                      Best:            42.13% in the 4thquarter of 1999
                      Worst:           -29.34% in the 3rd quarter of 1998

The fund's past performance before and after taxes does not necessarily indicate how the fund will perform in the future.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum short-term redemption fee 1                          2.00%
(% of redemption proceeds)


ANNUAL FUND OPERATING EXPENSES
(PAID BY THE FUND AS A % OF FUND NET ASSETS)
         Management fee                                      0.90%
         12b-1 distribution fees                             None
         Other expenses 2                                    0.65%
                                                             ----
         Total annual operating expenses3                    1.55%
                                                             ====
--------------------------
1 The redemption fee applies to shares redeemed (either by selling or exchanging into another fund) within 60 days of purchase. The fee is withheld from redemption processed and retained by the fund, and is intended to compensate the fund and its shareholders for the costs associated with short-term investors. Shareholders requesting redemptions by wire are charged a redemption fee, currently $9.
2 Other expenses include audit, administration, custody, legal, registration, transfer agency, and miscellaneous other charges and shareholder service fees. The fund may pay shareholder services fees (which are included in other expenses), but does not expect to incur shareholder servicing fees of more than 0.02% during the current fiscal year.
3 The adviser has contractually agreed to waive a portion of its advisory fee and/or reimburse fund expenses in order to limit total annual fund operating expenses to 1.70% of the fund's average daily net assets through April 30, 2006.



EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.


NUMBER OF YEARS YOU OWN
YOUR SHARES                 1 YEAR     3 YEARS      5 YEARS      10 YEARS
Expenses:                    $158       $490          $845        $1,845

The example assumes:
         --     You invest $10,000 for the periods shown
         --     You redeem at the end of each period
         --     You reinvest all distributions and dividends
         --     The fund's operating expenses have not been capped or reduced and remain the same
         --     Your investment has a 5% return each year

                   MORE ABOUT THE FUNDS' INVESTMENTS AND RISKS

The Risk/Return Summary for each fund describes the fund's investment objective and its principal investment strategies and risks. This section provides some additional information about the funds' investments and certain portfolio management techniques that the funds may use. More information about the funds' investments and portfolio management techniques, some of which entail risks, is included in the Statement of Additional Information (SAI).

MORE ABOUT THE FUNDS' PRINCIPAL INVESTMENTS


EQUITY INVESTMENTS            Large Cap Growth Fund and Tudor Fund may invest in
                              all types of equity securities. Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies and REITs, and equity participations.

FIXED INCOME INVESTMENTS      Core Bond Fund may invest in all types of fixed
                              income securities. Large Cap Growth Fund and Tudor
                              Fund may invest a portion of their assets in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-backed securities, asset-backed securities, convertible securities, Eurodollar and
                              Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by corporate and governmental issuers and may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.


                              The credit quality of securities held in a fund's portfolio is determined at the time of investment. If a security is rated differently by multiple ratings organizations, a fund treats the security as being rated in the higher rating category. A fund may choose not to sell securities that are downgraded below the fund's minimum accepted credit rating after their purchase.

MORTGAGE-BACKED SECURITIES    Mortgage-backed securities may be issued by
                              private companies or by agencies of the U.S.
                              government. Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property.

                              Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities are particularly subject to prepayment risk. A fund may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Interest only instruments are particularly subject to extension risk. For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

                              Core Bond Fund may use mortgage dollar rolls to finance the purchase of additional investments. Dollar rolls expose a fund to the risk that it will lose money if the additional investments do not produce enough income to cover the fund's dollar roll obligations. In addition, if the adviser's prepayment assumptions are incorrect, a fund may have performed better had the fund not entered into the mortgage dollar roll.


MORE ABOUT THE FUNDS' NON-PRINCIPAL INVESTMENTS


TEMPORARY INVESTMENTS         Each fund may depart from its principal investment
ALL FUNDS                     strategies in response to adverse market, economic
                              or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If a fund were to take a temporary defensive position, it may be unable for a time to achieve its investment goal.

FOREIGN SECURITIES            All of the funds may invest in U.S. dollar
ALL                           denominated or traded securities of foreign
                              issuers. In addition, Tudor Fund may invest in securities traded or denominated in foreign currencies. Investments in securities of foreign entities and securities denominated or traded in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. Changes in foreign currency rates relative to the U.S. dollar will affect the U.S.
                              dollar value of a fund's assets denominated or quoted in currencies other than the U.S. dollar.
                              Emerging market investments offer the potential for significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets.


SECURITIES LENDING            Each fund may seek to increase its income by
                              lending portfolio securities to institutions, such as certain broker-dealers. Portfolio securities loans are secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned by a fund will not exceed 33 1/3% of the value of the fund's total assets. A fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the fund.


DERIVATIVE CONTRACTS          Each fund may, but need not, use derivative
ALL FUNDS                     contracts for any of the following purposes:
                                  o  To hedge against adverse changes caused
                                     by changes in stock market prices,
                                     currency exchange rates or interest
                                     rates in the market value of its
                                     securities or securities to be bought
                                  o  As a substitute for buying or selling
                                     currencies or securities
                                  o To enhance the fund's return in non-hedging situations


                              Examples of derivative contracts include:
                              futures and options on securities, securities indices or currencies; options on these futures; forward foreign currency contracts;

                              and interest rate or currency swaps. Only the Tudor Fund may use derivative contracts involving foreign currencies. A derivative contract will obligate or entitle a fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on a fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.


OTHER INVESTMENT COMPANIES    Each fund may invest up to 10% of its total
                              assets in the securities of other investment companies not affiliated with WPG, but not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. Among other things, the funds may invest in money market mutual funds for cash management purposes by "sweeping" excess cash balances into such funds until the cash is invested or otherwise utilized. A fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the fund.

PORTFOLIO TURNOVER            Each fund may engage in active and frequent
ALL FUNDS                     trading, resulting in high portfolio turnover.
                              This may lead to the realization and
                              distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading may also increase transaction costs, which could detract from the funds' performance.

INVESTMENT GOALS              Each fund's investment goal is not fundamental
                              and may be changed without shareholder approval by the fund's board of trustees.

DISCLOSURE OF PORTFOLIO       A description of the Company's policies and
HOLDINGS                      procedures with respect to the disclosure of the
                              fund's portfolio securities is available in the SAI.

                              MANAGEMENT OF THE FUNDS


THE ADVISER                   Robeco USA, L.L.C., through its division Weiss,
                              Peck & Greer Investments ("WPG" or "WPG
                              Investments" or the "adviser"), serves as the investment adviser to each of the funds. WPG is headquartered at 909 Third Avenue, 31st Floor,
                              New York, New York 10004, and is a subsidiary of Robeco Groep N.V, a Dutch public limited liability company. Founded in 1929, Robeco is one of the world's oldest asset management organizations.


                              Subject to the general supervision of the funds' boards of trustees,WPG manages the funds' portfolios and is responsible for the selection and management of all portfolio investments of each fund in accordance with each fund's investment objective and policies.



THE PORTFOLIO MANAGERS

The portfolio managers primarily responsible for the day-to-day operation of the funds are:

               FUND                      PORTFOLIO MANAGER(S)           SINCE       PAST 5 YEARS' BUSINESS EXPERIENCE

WPG Core Bond Fund                   Daniel S. Vandivort                 1995       President, 2005; Senior managing
                                                                                    director of the adviser.

                                     Sid Bakst                           1998       Managing director of the adviser.

Mr. Vandivort is the senior macro economic policymaker for the fixed income group for the adviser. His influence in this regard directly impacts decisions in managing the weightings of sectors and yield curve weighting for the fund.
The "yield curve" is a graph representing yields offered for U.S. Treasury securities with maturities ranging from three months to 30 years. Mr. Bakst is involved in the day-to-day management of the fund including the selection of specific issuers and determining attractive prices at which to execute individual transactions within the investment grade corporate bond sector.

WPG Large Cap Growth Fund            E.K. Easton Ragsdale                2004       Managing director of the adviser
                                                                                    since 2003.  Prior thereto,
                                                                                    managing director and associate
                                                                                    head of equity at State Street
                                                                                    Research & Management Co.

                                     Peter Albanese                      2004       Principal of the adviser since
                                                                                    2003.  Prior thereto, senior vice
                                                                                    president of US Trust Co. of New
                                                                                    York.

Messrs. Ragsdale and Albanese serve as co-portfolio managers. All responsibilities are shared. Each of the co-managers have specific sectors for which they are responsible. As co-portfolio managers, they seek to reach a consensus whenever practical. This is the situation the vast majority of the time. However, as Head of Quantitative Equities, if there is a disagreement, Mr.
Ragsdale's decision is final.




                                      -18-


WPG Tudor Fund                       Richard A. Shuster                  2003       Managing director of the adviser
                                                                                    since 1999 and head of the
                                                                                    adviser's Small Cap Value Team.
                                                                                    Prior thereto, managing director
                                                                                    with APM Partners, LP.



                                      -19-


                                     Gregory N. Weiss                    2003       Managing director, portfolio
                                                                                    manager and research analyst of
                                                                                    the adviser since 1999.  Prior
                                                                                    thereto, equity analyst at Bear
                                                                                    Stearns & Co.

Messrs. Shuster and Weiss serve as co-portfolio managers. Mr. Shuster is the senior portfolio manager. Although the managers have different sectors for which they are responsible for selecting individual securities, Mr. Shuster has ultimate veto power and is responsible for cash weighting, sector allocations, and capitalization weightings.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

MANAGEMENT FEES               Management fees paid during the fiscal year ended
PAID BY EACH FUND             December 31, 2004
                              (as % of average daily net assets)

                              WPG Core Bond Fund                      0.45%
                              WPG Large Cap Growth Fund               0.75%
                              WPG Tudor Fund                          0.90%

ADMINISTRATION AND            Core Bond Fund has adopted a Rule 12b-1 plan for
SERVICE PLANS                 its shares. Under the plan, the fund pays
CORE BOND FUND                distribution and service fees for the sale of
                              its shares and for administrative and
                              shareholder services in an aggregate amount of up to 0.05% of it's average daily net assets.
                              This fee is an ongoing expense and over time will increase the cost of your investment and may cost you more than other types of sales charges. For the year ended December 31, 2004, the Core Bond Fund did not pay any amounts under the plan.

                                 HOW TO BUY SHARES


IN GENERAL                    Subject to the restrictions outlined below and
                              the short-term redemption fee described under "Share Price and Other Shareholder Information," you may make an initial purchase of shares of any fund by mail, by wire, or through any authorized securities dealer. Shares of the funds may be purchased on any day on which the New York Stock Exchange is open for business. A completed and signed application is required for each new account you open with any fund regardless of how you choose to make your initial purchase. The funds reserve the right to reject any purchase for any reason and to cancel any purchase due to nonpayment. All purchases must be made in U.S. dollars and, to avoid fees and delays, all checks must be drawn only on U.S. banks. No cash will be accepted.


INVESTMENT MINIMUMS                                ALL FUNDS EXCEPT CORE BOND FUND          CORE BOND FUND       AUTOMATIC
                                                   -------------------------------          --------------       INVESTMENT
                                                            UNIFORM GIFTS                                           PLAN
                                               ORDINARY    TO MINOR (UGMA)     RETIREMENT                           ----
                                INVESTMENT     ACCOUNTS       ACCOUNTS          ACCOUNTS                        (ALL FUNDS)
                              Initial          $2,500             $250           $250          $250,000             n/a
                              Investment

                              Subsequent         $100             $100           $100            $5,000             $50
                              Investments

                              The funds may waive these minimums at their discretion

BY MAIL You may purchase shares of the funds by mailing the completed application, with your check(s) or money order(s) made payable to the particular fund(s) in which you have chosen to invest, to the funds' transfer agent, PFPC, Inc.,
                              Attention: WPG Mutual Funds, P.O. Box 9806,
                              Providence, RI 02940.

BY WIRE You may also purchase shares of the funds by wiring your investment to a fund's wire bank account with the funds' custodian. Please call the adviser toll free at 1-800-223-3332 to receive instructions as to how and where to wire your investment. Please remember to return your completed application to the transfer agent, as described above.

THROUGH AN AUTHORIZED         Broker-dealers approved by the adviser are
BROKER-DEALER                 authorized to sell you shares of the funds.You
                              also may obtain copies of the application from any such authorized securities dealer. Shares purchased through securities dealers may be subject to transaction fees, no part of which will be received by the funds or the adviser.

IN KIND PURCHASES             Shares of the funds may be purchased in whole or
                              in part by delivering to the funds' custodian securities determined by the adviser to be suitable for that fund's portfolio.


AUTOMATIC INVESTMENT PLAN     The Automatic Investment Plan is a convenient
                              way for you to purchase a fixed dollar amount of shares at regular intervals selected by you.
                              Through the plan, you may automatically transfer funds (minimum of $50 per transaction per fund) from your designated bank account on a monthly or quarterly basis.

GOOD ORDER                    Orders to buy shares are not considered received
                              until received "in good order." For Core Bond
                              Fund, this means that your investment has been received or converted into federal funds (which, in the case of a check drawn on a bank that is not a member of the Federal Reserve System, may take several days). You will begin to earn dividends on the business day following the date your order is converted to federal funds. For the other funds, receipt of federal funds is not necessary for a request to be in good order.


                              If your purchase is cancelled due to nonpayment or because your check does not clear (and as a result, shares in your account must be redeemed), you will be responsible for any loss incurred by the fund(s) affected.

                             HOW TO EXCHANGE SHARES

IN GENERAL                    Subject to the restrictions outlined below and
                              the short-term redemption fee described under "Share Price and Other Shareholder Information," you may exchange shares of a fund for shares of any other WPG Mutual Fund described in this prospectus provided all accounts are identically registered. Shares exchanged will be valued at their respective net asset values next determined after the receipt of a proper exchange request. Exchange requests may be delayed up to 15 days if shares of your initial fund were purchased by check and your check has not yet cleared.

                              The funds may restrict or cancel the exchange privilege of any person that, in the opinion of the funds, is using market timing strategies or making more than two redemption transactions, including by exchange, (each exceeding $10,000 in value) per owner or controlling person within 60 days of a purchase, including by exchange.

BY TELEPHONE

                              You may authorize telephone exchanges by marking the appropriate boxes on your account application and providing the information requested in the application. To exchange shares by telephone, simply call 1-800-223-3332 between 9:00 a.m. and 4:00 p.m. Eastern time on any day that the funds are open. Telephone exchange requests may not be made before 9:00 a.m. or after 4:00 p.m. Eastern time.

                              The telephone exchange privilege is not available with respect to (i) shares for which certificates have been issued or (ii) accounts requiring supporting legal documents for redemptions.

BY MAIL

                              You may exchange fund shares by mailing a written exchange request to the funds' transfer agent, PFPC, Inc., Attention: WPG Funds; P.O. Box 9806, Providence, RI 02940. When making a written exchange request, please provide:

                                  o  Name of the fund
                                  o  Account number
                                  o  Dollar amount or number of shares to
                                     exchange o Signature of each owner exactly as account is registered o Your share certificates, if any, properly endorsed or with proper powers of attorney
                                  o  Medallion signature guarantees, if the
                                     account in the fund whose shares are being purchased will not be identically registered
                                  o  Any other documentation required by the
                                     transfer agent or adviser


OTHER INFORMATION             No sales charge or other fee is imposed on
ABOUT EXCHANGES               exchanges except as specified under the
                              restrictions outlined below and the redemption fee described under "Share Price and Other
                              Shareholder Information." An exchange involves a redemption of the shares exchanged and may therefore result in a tax liability for you.
                              Unless waived by the funds, you must satisfy the initial and subsequent minimum investment for each fund you are exchanging into.


MORE ABOUT TELEPHONE          The funds may use identification procedures,
TRANSACTIONS                  such as providing written confirmation of
                              telephone exchange and redemption transactions and tape recording of telephone requests, to confirm that a telephone request is genuine. A telephone exchange or redemption will be considered in proper form
                              (and therefore will be processed) only if the funds determine to their satisfaction that the request is properly authorized. (Such exchange or redemption requests may, however, be made in writing in accordance with procedures described below.) During periods of extreme economic conditions or market changes, requests by telephone may be difficult to make due to heavy volume. During such times, please consider placing your order by mail.


                             HOW TO REDEEM SHARES


IN GENERAL                    Subject to the restrictions outlined below and
                              the short-term redemption fee described under "Share Price and Other Shareholder Information," you may redeem all or some of your shares in the funds at a price equal to the net asset value next computed following receipt in proper form of your redemption request by the transfer agent or other fund agent. A redemption is a taxable transaction that may result in a tax liability for you.


                              Except under certain emergency conditions, your redemption payment will be sent to you (net of any required withholding taxes) within three business days after receipt of your written redemption request in proper form by the funds or their agents.You may elect in writing to have your redemption proceeds wired to your checking or bank account. Currently, the transfer agent charges a fee for wire transfers.

                              The funds cannot accept requests which specify a particular date or price for redemption or which specify any other special conditions.

BY TELEPHONE                  You may authorize telephone redemptions by
                              marking the appropriate boxes on your account application and providing the information requested in the application. To redeem shares by telephone, simply call 1-800-223-3332 between 9:00 a.m. and 4:00 p.m. Eastern time on any day that the funds are open. Telephone redemption requests may not be made before 9:00 a.m. or after 4:00 p.m. Eastern time. See "More about
                              Telephone Transactions" above.

                              The telephone redemption privilege is not available with respect to (i) redemption in excess of $50,000 during any 30-day period, (ii) accounts that are registered jointly or requiring supporting legal documents or (iii) shares for which certificates have been issued. Proceeds from telephone redemption will be mailed by check payable to the shareholder of record to the address of record, or wired to the bank as directed, on the account application.

BY MAIL Unless you are redeeming by telephone or through an authorized broker-dealer, you must submit a written request in "proper form" directly to PFPC, Inc., Attention: WPG Mutual Funds, P.O. Box 9806, Providence, RI 02940. No additional charge is imposed on any redemption request processed by the transfer agent.

THROUGH AN AUTHORIZED         You may transmit your redemption request to the
BROKER-DEALER                 funds through an authorized broker-dealer. The
                              broker-dealer may charge you a transaction fee for this service.

PROPER FORM                   To be in proper form, your redemption request must
                              include:
                                  o  Name of the fund
                                  o  Account number
                                  o  Dollar amount or number of shares to redeem

                                  o Signature of each owner exactly as account is registered
                                  o Your share certificates, if any, properly endorsed or with proper powers of attorney
                                  o Medallion signature guarantees (described below under "Other Shareholder Service Information"), if your proceeds are being sent to an address or person other than those listed on the account registration, or if you are redeeming shares represented by certificates
                                  o  Any other documentation required by the
                                     transfer agent or adviser (generally
                                     required for redemption by corporations, estates, trusts, guardianships, custodianships, partnerships, and pension and profit sharing plans)

                              All redemption requests submitted within 30 days of an address change will require a Medallion signature guarantee by the shareholder(s). If you make a redemption request within 15 days of the date you purchased shares by means of a personal, corporate or government check, the redemption payment will be held until the check has cleared (up to 15 days). Nevertheless, the shares redeemed will be priced for redemption at the price next determined after receipt of your redemption request. You can avoid the inconvenience of this check clearing period by purchasing shares with a certified, treasurer's or cashier's check, or with a federal funds or bank wire.

SYSTEMATIC WITHDRAWAL         The systematic withdrawal plan allows you to
PLAN                          establish automatic monthly or quarterly
                              transfers of a fixed amount ($50 or more) from your account(s) in the fund(s) to you or your designated bank account. You must have a minimum balance of $15,000 in a fund account to use this feature. Systematic withdrawals are taxable transactions.

                      OTHER SHAREHOLDER SERVICE INFORMATION

SHAREHOLDER                   If you have any questions about the funds or the
INQUIRIES                     shareholder services described below, please
                              call the funds at 1-800-223-3332. Written inquiries should be sent to PFPC, Inc.,
                              Attention: WPG Mutual Funds, P.O. Box 9806,
                              Providence, RI 02940.

                              The funds may amend the shareholder services described in this prospectus or change the terms or conditions relating to such services upon 60 days' notice to shareholders. You may discontinue any service you select, provided that with respect to the automatic investment and systematic withdrawal plans, the funds' transfer agent receives your notification to discontinue such service(s) at least ten days before the next scheduled investment or withdrawal date.

CONFIRMATIONS,                Each time you buy or sell shares you will
SHAREHOLDER                   receive a confirmation statement for that
STATEMENTS                    transaction. In addition, following each
AND REPORTS                   distribution from your fund, you will receive a
                              shareholder statement reflecting any
                              reinvestment of a dividend or distribution in shares of the fund, including your current share balance with the fund. The funds will also send you shareholder reports no less frequently than semi-annually. You also will receive, shortly after year-end, tax information about your account(s) with each fund.



MINIMUM                       Due to the relatively high cost of maintaining
ACCOUNT SIZE                  smaller accounts, the funds may redeem shares in
                              any account if, as the result of redemption, the value of that account drops below $100 ($15,000 for Core Bond Fund.) You will be allowed at least 60 days, after written notice by the funds, to make an additional investment to bring your account value up to at least the specified minimum before the redemption is processed.

EXCESSIVE                     Purchases and exchanges should be made for
TRADING POLICY                investment purposes only. Frequent trades in
                              your account or accounts controlled by you can disrupt portfolio investment strategies and increase fund expenses for all fund shareholders. The funds are not intended for market timing or excessive trading. To deter such activities, the funds or their agents may temporarily or permanently suspend or terminate, without any prior notice, exchange privileges of any investor who makes more than two redemptions, including by exchange, (each exceeding $10,000 in value) out of a fund within 60 days of a purchase, including by exchange, and bar, without any prior notice, future purchases of the funds by such an investor, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. This trading policy also applies to any pair of transactions involving a purchase of shares of any one fund followed by a redemption of an offsetting or substantially equivalent dollar amount of shares of that same fund. In addition, the funds or their agents may also reject any purchase orders (including exchange purchases) by any investor or group of investors indefinitely for any reason, including in particular, purchase orders that they believe are attributable to market timers or otherwise excessive or potentially disruptive to the funds.

                              Orders placed by investors in violation of the exchange limits or the excessive trading policies or by investors that the funds believe are market timers may be revoked or cancelled by a fund on the next business day after receipt of the order.

                              Systematic purchases and redemptions are exempt from this policy. This policy may be modified for accounts held by certain retirement plans to conform to plan exchange limits or Department of Labor regulations, and for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs. These exchange limits are subject to the funds' ability to monitor exchange activity, as discussed under "Limitations on the Ability to Detect and Curtail Excessive Trading Practices" below. In applying this policy, the funds consider the information available to them at the time and may consider trading done in multiple accounts under common ownership, control or influence.


LIMITATIONS ON THE            Shareholders seeking to engage in excessive
ABILITY TO DETECT             trading practices may deploy a variety of
AND CURTAIL                   strategies to avoid detection, and, despite the
EXCESSIVE TRADING             best efforts of the funds to prevent excessive
PRACTICES                     trading, there is no guarantee that the funds or
                              their agents will be able to identify such shareholders or curtail their trading practices.
                              The funds receive purchase and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Omnibus account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries, retirement plans and variable insurance products. These arrangements often permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange fund shares where the identity of the particular shareholder(s) is not known to a fund. To the extent that a fund or its agents are unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund's portfolio. For example, these practices may cause the fund to engage in an increased number of portfolio transactions and/or maintain higher cash balances to satisfy redemption requests. Increased portfolio transactions could result in higher fund operating costs, lower investment performance, and in some instances realization of additional gains for tax purposes. Maintenance of a higher level of cash balances would result in lower fund investment performance during periods of rising markets.

MEDALLION                     When a fund requires a signature guarantee, it
SIGNATURE                     must be a "medallion" signature guarantee. A
GUARANTEES                    "medallion" signature guarantee may be obtained
                              from a bank, broker-dealer, or other financial institution that participates in a "medallion" program recognized by the Securities Transfer
                              Association. The three recognized programs are:
                              Securities Transfer Agents Medallion Program
                              (STAMP), Stock Exchange Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion
                              Signature Program (NYSE MSP). Any other
                              signature guarantees will not be accepted.
                              Medallion signature guarantees cannot be obtained from a notary public.

IN-KIND                       Although the funds generally intend to satisfy
REDEMPTIONS                   redemption requests in cash, they may, under
                              certain circumstances, satisfy redemption requests in-kind by delivering portfolio securities. See the SAI.

                  SHARE PRICE AND OTHER SHAREHOLDER INFORMATION


HOW SHARES OF THE             Each fund's net asset value per share is
FUNDS ARE VALUED              calculated as of the close of regular trading on
                              the NewYork Stock Exchange, normally 4:00 p.m.
                              Eastern time, every day the Exchange is open for regular trading. The net asset value per share, calculated as described below, is effective for all orders received in good order (as previously described) by the funds or their agents prior to the close of regular trading on the Exchange for that day. Orders received by the funds or their agents after the close of regular trading on the Exchange or on a day when the Exchange is not open for business will be priced at the net asset value per share next computed. The
                              Exchange is generally open Monday through Friday except for most national holidays.


                              The net asset value (NAV) of each fund's shares is determined by adding the value of all securities, cash and other assets of the fund, subtracting liabilities (including accrued expenses and dividends payable), and dividing the result by the total number of outstanding shares in the fund.


                              For purposes of calculating fund's NAV, equity securities are valued primarily based on market quotations. Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Debt securities having a remaining maturity of greater than 60 days are valued by a pricing service which utilizes matrix pricing based upon both dealer-supplied valuations and other techniques that take into account various factors, such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If market quotations are not available or deemed unreliable, then the fair value of the securities is determined by a valuation committee appointed by the Board of Trustees. The funds may use a pricing service, bank or broker-dealer experienced in providing quotatioins or valuations. In addition, the prices of foreign securities may be affected by events that occur after the close of a foreign market but before the fund proces its shares. In such instances, the fund's valuation committee may fair value such foreign securities. The use of an independent pricing service and fair valuation involve the risk that the values used by the funds to price their investments may be higher or lower than the values used by other funds that use market quotations to price the same securities.


DELIVERY OF                   With your express consent or your implied
PROSPECTUS AND                consent upon written notice, a WPG fund may
SHAREHOLDER REPORTS           elect to send prospectuses and shareholder
                              reports on a "household" basis. This means that a WPG fund may send only one copy of a prospectus or annual report to all members of a household that are fund shareholders. If at any time you wish to revoke your consent to this practice, you may do so by contacting WPG, either orally or in writing, in the manner described above under "Shareholder Inquiries."
                              The fund will begin sending you individual copies of any prospectus or shareholder report it delivers 30 days after receiving your revocation.

MARKET TIMING AND             Market timing is defined as effecting frequent
SHORT-TERM REDEMPTION FEE     trades into or out of a fund in an effort to
                              anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the adviser to invest assets in an orderly, long-term manner, which, in turn, may adversely impact the performance of the funds. In addition, such activity also may result in adverse tax consequences to shareholders. There is no assurance that the funds will be able to identify market timers, particularly if they are investing through intermediaries.

                              The Boards of Trustees of the funds have adopted policies and procedures with respect to frequent trading of fund shares by shareholders. Each fund charges a 2.00% short-term redemption fee when shares of the fund are redeemed (either by selling or exchanging into another fund) within 60 days of purchase. This fee will compensate the relevant fund for expenses directly related to the redemption of fund shares. These expenses include brokerage costs, charges for credit lines and other redemption related costs. The short-term redemption fee is withheld from redemption proceeds and is paid to the fund. This fee is not a deferred sales charge and is not a sales commission.


                              The short-term redemption fee does not apply to:

                                  o  Shares acquired through reinvestment of
                                     dividends and other distributions; and
                                  o  Shares held by 401(k) plans, similar
                                     individual account plans or profit sharing plans.

                              Each fund reserves the right, in its sole discretion, to impose (or not to impose) the short-term redemption fee to shares held through certain omnibus accounts. The fund will make this determination after considering, among other things, the fund's costs of processing redemptions from these accounts. You should consult with your retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to your shares.

                              The fund will use the first-in, first-out method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. If your holding period is less than 60 days, the short-term redemption fee will be assessed on the net asset value of those shares calculated at the time the redemption is effected.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES


DIVIDENDS AND DISTRIBUTIONS

Each fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. All distributions are reinvested in the form of additional full and fractional shares of the fund unless a shareholder elects otherwise.

The Core Bond Fund will declare dividends from net investment income daily and pay such dividends monthly. The Large Cap Growth Fund and Tudor Fund will declare and pay dividends from net investment income annually. Ordinary income for the Large Cap Growth Fund and the Tudor Fund, in certain circumstances, may be "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate as described below. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the funds at least annually.

The funds may pay additional distributions and dividends at other times if necessary for a fund to avoid U.S. federal tax. The funds' distributions and dividends, whether received in cash or reinvested in additional fund shares, are subject to U.S. federal income tax.

TAXES

Each fund contemplates declaring as dividends each year all or substantially of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital gain). In general, the fund's dividends and distributions will be taxable to you for federal, state and local income tax purposes. Dividends and distributions are taxable whether they are received in cash or reinvested in fund shares. For federal tax purposes, fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to any excess of net long-term capital gains of a fund over net short-term capital losses generally are taxable to you as long-term capital gains. This is true no matter how long you own your shares.

Under recent changes to the Internal Revenue Code, the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is reduced to 15%. Also, fund distributions to noncorporate shareholders attributable to dividends received by the fund from U.S. and certain foreign corporations will generally be taxed at the long-term capital gain rate of 15%, as long as certain other requirements are met. The amount of the fund's distributions that qualify for this favorable tax treatment will be reduced as a result of the fund's securities lending activities, by a high portfolio turnover rate or by investments in debt securities or "non-qualified" foreign corporations. For these lower rates to apply to fund distributions, the non-corporate shareholders must have owned their fund shares for at least 61 days during the 121-day period beginning 60 days before the fund's ex-dividend date.

You should note that the Core Bond Fund does not expect to pay dividends that are eligible for the recently enacted reduced tax rate on corporate dividends. This is because the fund will generally be invested in debt instruments and not in shares of stock on which dividend income will be received.

Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the funds on December 31 of such year if such dividends are actually paid during January of the following year. A percentage of the fund's dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of a fund's securities lending activities, by high portfolio turnover rates or by investments in debt securities or foreign corporations.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of a portion of your purchase price. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Additionally, any loss realized on a sale or redemption of shares of a fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of a fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

The funds may be required to withhold federal income tax from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) you fail to furnish the funds with your correct taxpayer identification number, (ii) the Internal Revenue Service ("IRS") notifies the funds that you have fialed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, you fail to certify that you are not subject to backup withholding. The backup withholding rate is 28%.

SUNSET OF TAX PROVISIONS. Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will revert back to a prior version of these provisions in the Code for taxable years beginning after December 31, 2008.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES. Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the funds' distribution, if any, that are attributable to interest on federal securities. Shareholders should consult their advisors regarding the tax status of distributions in their state and locality.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE COMPANY'S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE

DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the performance of the funds for the past five years. Certain information reflects financial results for a single share for the funds' fiscal years ended December
31. Total returns represent the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by KPMG LLP, independent registered public accounting firm, whose report, along with the funds' financial statements, are included in the annual report (available upon request).

         $ PER SHARE


                                 NET
            NET                REALIZED                               DISTRI-
           ASSET                 AND           TOTAL                  BUTIONS                NET                 NET
           VALUE      NET     UNREALIZED      INCOME                   FROM                 ASSET               ASSETS
             AT     INVEST-    GAINS OR       (LOSS)      DIVIDENDS     NET                 VALUE                 AT
           BEGIN-    MENT      (LOSSES)        FROM       FROM NET    REALIZED     TOTAL      AT                END OF
           NING     INCOME        ON        INVESTMENT   INVESTMENT   CAPITAL     DISTRI-   END OF   TOTAL       YEAR
          OF YEAR   (LOSS)    INVESTMENTS   OPERATIONS     INCOME      GAINS      BUTIONS    YEAR    RETURN    ($000'S)
          -------   ------    -----------   ----------     ------      -----      -------    ----    ------    --------

TUDOR
     2004  $16.34   $0.00        $3.11        $3.11         $0.00     $(1.90)     $(1.90)   $17.55    19.35%    $57,787
     2003   11.24    0.00         5.10         5.10          0.00       0.00        0.00     16.34    45.37      58,282
     2002   15.21    0.00        (3.97)       (3.97)         0.00       0.00        0.00     11.24   (26.10)     47,705
     2001   18.41    0.00        (2.73)       (2.73)         0.00      (0.47)      (0.47)    15.21   (14.78)     71,324
     2000   22.91    0.00        (1.50)       (1.50)         0.00      (3.00)      (3.00)    18.41    (5.20)     94,418

LARGE CAP GROWTH FUND
     2004   25.27    0.00         0.93         0.93          0.00      (3.10)      (3.10)    23.10     3.82      26,222
     2003   19.16    0.00         6.11         6.11          0.00       0.00        0.00     25.27    31.89      52,355
     2002   26.46    0.00        (7.30)       (7.30)         0.00       0.00        0.00     19.16   (27.59)     43,412
     2001   33.60   (0.01)       (6.86)       (6.87)         0.00      (0.27)      (0.27)    26.46   (20.45)     74,931
     2000   39.88    0.01        (0.94)       (0.93)         0.00      (5.35)      (5.35)    33.60    (1.68)    109,347

CORE BOND
     2004   10.66    0.31         0.15         0.46         (0.31)      0.00       (0.31)    10.81     4.38     144,349
     2003   10.44    0.30         0.22         0.52         (0.30)      0.00       (0.30)    10.66     5.04     145,818
     2002    9.80    0.40         0.64         1.04         (0.40)      0.00       (0.40)    10.44    10.87     105,261
     2001    9.40    0.49         0.40         0.89         (0.49)      0.00       (0.49)     9.80     9.64     123,797
     2000    9.07    0.60         0.33         0.93         (0.60)      0.00       (0.60)     9.40    10.66     114,547

                RATIOS
                       RATIO OF
                         NET
                        INVEST-
                         MENT
            RATIO OF    INCOME
            EXPENSES    (LOSS)
               TO         TO       PORTFOLIO
             AVERAGE    AVERAGE      TURN-
               NET        NET        OVER
             ASSETS     ASSETS       RATE
             ------     ------       ----

TUDOR
     2004      1.55%    (0.55%)     159.2%
     2003      1.68     (0.83)      228.3
     2002      1.54     (0.81)      105.6
     2001      1.38      0.11       128.1
     2000      1.28     (0.22)       84.0

LARGE CAP GROWTH FUND
     2004      1.40     (0.06)      138.7
     2003      1.44     (0.52)      126.8
     2002      1.25     (0.42)      107.9
     2001      1.14     (0.11)       56.4
     2000      1.01     (0.03)       78.2

CORE BOND
     2004      0.43      2.90       805.8*
     2003      0.45      2.81       561.8
     2002      0.50      4.02       539.2
     2001      0.50      5.04       431.5
     2000      0.50      6.58       509.0



-------------------------
* The portfolio turnover rate excluding mortgage dollar roll transactions for the year ended December 31, 2004, was 573.6%.

The adviser agreed to cap certain fund operating expenses and not to impose its full fee for certain periods. This has resulted in a waiver of a portion of the Investment Advisory Fee for the Core Bond Fund and the Large Cap Growth Fund. The adviser may not discontinue or modify these caps without the approval of the funds' Trustees. Had the adviser not so agreed, and had the funds not received a custody earnings credit,1 the total return would have been lower and the ratio of expenses to average net assets and the ratio of net income to average net assets would have been:

                                                       LARGE CAP
                                                      GROWTH FUND                        CORE BOND FUND
                                                 -------------------------------------------------------------------------------
                                                       FOR THE      FOR THE     FOR THE      FOR THE      FOR THE      FOR THE
                                                        YEAR         YEAR        YEAR          YEAR        YEAR         YEAR
                                                        ENDED        ENDED       ENDED        ENDED        ENDED        ENDED
                                                       DECEMBER     DECEMBER    DECEMBER     DECEMBER     DECEMBER     DECEMBER
                                                       31, 2004     31, 2004    31, 2003     31, 2002     31, 2001     31, 2000
                                                      ---------- ------------  ----------   ----------   ----------   ----------
Ratio of expenses to average net assets                  1.50%        0.71%       0.75%        0.83%         0.81%        0.79%
Ratio of net investment income/(loss) to average
net assets                                              (0.16)%       2.62%       2.51%        3.69%         4.73%        6.29%

The custody earnings credit1 had an effect of less than 0.01% on the above ratios in 2000, 2001, 2002 and 2003 for the Large Cap Growth Fund.

-------------------
1 The custody earnings credit is a reduction of custody fees resulting from uninvested cash balances.

--------------------------------------------------------------------------------

                               WEISS, PECK & GREER
                                  MUTUAL FUNDS

--------------------------------------------------------------------------------

FOR MORE INFORMATION

If you want more information about the Weiss, Peck & Greer Mutual Funds, the following documents are available upon request:

SHAREHOLDER REPORTS
-------------------

Annual and semiannual reports to shareholders provide additional information about the funds' investments. These reports discuss the market conditions and investment strategies that significantly affected each fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION
-----------------------------------

The Statement of Additional Information (SAI) provides more detailed information about each fund. It is incorporated into this prospectus by reference and therefore is legally part of this prospectus.

INVESTMENT COMPANY ACT FILE NUMBERS
-----------------------------------


------------------------------------------------
Core Bond Fund                        811-4404
------------------------------------------------
Large Cap Growth Fund                 811-1447
------------------------------------------------
Tudor Fund                            811-1745
------------------------------------------------




================================================================================

IF SOMEONE MAKES A STATEMENT THAT IS NOT IN THIS PROSPECTUS ABOUT ANY OF THE FUNDS, YOU SHOULD NOT RELY UPON THAT INFORMATION. NEITHER THE FUNDS NOR THEIR DISTRIBUTOR IS OFFERING TO SELL SHARES OF THE FUNDS TO ANY PERSON TO WHOM THE FUNDS MAY NOT LAWFULLY SELL THEIR SHARES.


HOW TO OBTAIN THIS INFORMATION

You may get free copies of the funds' shareholder reports and the SAI by contacting the funds at:

       Address:  WPG Mutual Funds
                 PFPC, Inc.
                 P.O. Box 9806
                 Providence, RI  02940

     Telephone:  1-800-223-3332

      Internet
       Address:  www.robecousa.com

You can review the funds' shareholder reports, prospectus and SAI at the Public Reference Room of the Securities and Exchange Commission.You can get text-only copies of these documents for free from the SEC's website at http://www.sec.gov, or for a fee by writing or e-mailing:

       Address:  Public Reference Room
                 Securities and Exchang
                 Commission
                 Washington, D.C.  20549-0102

        e-mail:  publicinfo@sec.gov

You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090.

                         WEISS, PECK & GREER INVESTMENTS
                                909 THIRD AVENUE
                                   31ST FLOOR
                            NEW YORK, NEW YORK 10004
                                  800-223-3332


                                  MUTUAL FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION



                                   May 1, 2005

         This combined Statement of Additional Information (SAI) is not a prospectus, but expands upon and supplements the information contained in the combined prospectus dated May 1, 2005, as amended and/or supplemented from time to time, of WPG Core Bond Fund, WPG Large Cap Growth Fund and WPG Tudor Fund.

         This Statement of Additional Information should be read in conjunction with each fund's prospectus. Additional information about each fund's investments is available in the funds' annual and semi-annual reports to shareholders. Investors can obtain free copies of these reports and prospectuses by contacting the funds at the phone number above. Each fund's financial statements, which are included in the 2004 annual reports to shareholders, are incorporated by reference into this SAI.


THE STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                TABLE OF CONTENTS


                                                                           PAGE


THE FUNDS' INVESTMENT OBJECTIVES, POLICIES AND TECHNIQUES.....................1
---------------------------------------------------------
PORTFOLIO TURNOVER...........................................................23
------------------
INVESTMENT RESTRICTIONS......................................................23
-----------------------
PROXY VOTING POLICIES........................................................50
---------------------
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..........................51
---------------------------------------------------
HOW TO PURCHASE SHARES.......................................................52
----------------------
REDEMPTION OF SHARES.........................................................55
--------------------
NET ASSET VALUE..............................................................56
---------------
INVESTOR SERVICES............................................................57
-----------------
DIVIDENDS, DISTRIBUTIONS AND TAX STATUS......................................59
---------------------------------------
PORTFOLIO BROKERAGE..........................................................67
-------------------
PORTFOLIO TURNOVER...........................................................72
------------------
ORGANIZATION.................................................................73
------------
CUSTODIAN....................................................................75
---------
TRANSFER AGENT...............................................................75
--------------
LEGAL COUNSEL................................................................75
-------------
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................................75
---------------------------------------------
FINANCIAL STATEMENTS.........................................................75
--------------------
APPENDIX A  DESCRIPTION OF SECURITIES RATINGS...............................A-1
---------------------------------------------
APPENDIX B  PROTOTYPE RETIREMENT PLANS......................................B-1
--------------------------------------
APPENDIX C  WEISS PECK AND GREER  PROXY POLICY..............................C-1
----------------------------------------------

GENERAL

         Each fund has entered into an agreement and plan of reorganization with separate series of The RBB Fund, Inc. (each a "Successor Fund"). The agreements and plans of reorganization provide that each Successor Fund will acquire all the assets and assume all the liabilities of the applicable fund. If the reorganizations are approved by fund shareholders, the reorganizations are expected to occur on or about April 29, 2005 or as soon thereafter as possible, and the funds will cease operations at that time.


            THE FUNDS' INVESTMENT OBJECTIVES, POLICIES AND TECHNIQUES


         The WPG Core Bond Fund (the "Core Bond Fund"), WPG Large Cap Growth Fund (the "Large Cap Growth Fund") and WPG Tudor Fund (the "Tudor Fund") each have their own investment objective and investment policies.


         Robeco USA, L.L.C., through its division Weiss, Peck & Greer Investments (the "Adviser" or "WPG"), serves as each fund's investment adviser and administrator.

         Each fund is a diversified, open-end, management investment company (or series thereof). The investment objectives, policies and restrictions of each fund may be changed or altered by the Board of Trustees of each respective fund (each, a "Board" and collectively, the "Boards") without shareholder approval, except to the extent such policies and restrictions have been adopted as fundamental. See "Investment Restrictions." The securities in which each fund may invest and certain other investment policies are further described in the prospectus. There can be no assurance that any of the funds' investment objectives will be achieved.

         The Appendix to this SAI contains a description of the quality categories of corporate bonds and municipal obligations in which the funds may invest and a Glossary describing some of the funds' investments.



"SPECIAL SITUATIONS"

         The Tudor Fund may invest in "Special Situations" as defined in, and subject to, its fundamental investment restriction set forth under "Investment Restrictions." Since every Special Situation involves, to some extent, a break with past experience, the uncertainties in the appraisal of future value and the risk of possible loss of capital are greater than in the experienced, well-established companies carrying on business according to long-established patterns. The market price of a Special Situation may decline significantly if an anticipated development does not materialize. For the very same reasons, however, the fund believes that if a Special Situation is carefully studied by the Adviser and an investment is made at the appropriate time, maximum appreciation may be achieved.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

         Subject to its investment restrictions and policies, each fund may enter into repurchase agreements with banks, broker-dealers or other financial institutions in order to generate additional current income. A repurchase agreement is an agreement under which a fund acquires a security from a seller subject to resale to the seller at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the time period the security is held by a fund. The repurchase price may be higher than the purchase price, the difference being income to the fund, or the purchase and repurchase price may be the same, with interest at a stated rate due to the fund together with the repurchase price on repurchase. In either case, the income to the fund is unrelated to the interest rate on the security. Typically, repurchase agreements are in effect for one week or less, but may be in effect for longer periods of time. Repurchase agreements of more than one week's duration are subject to each fund's respective limitation on investments in illiquid securities.


         Repurchase agreements are considered by the Securities and Exchange Commission (the "SEC") to be loans by the purchaser collateralized by the underlying securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the funds will generally enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars or primary U.S. Government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the funds may invest. The funds will monitor the value of the underlying securities throughout the term of the agreement to ensure that their market value always equals or exceeds the agreed-upon repurchase price to be paid to a fund. Each fund will maintain a segregated account with the Custodian for the securities and other collateral, if any, acquired under a repurchase agreement with a broker-dealer for the term of the agreement.


         In addition to the risk of the seller's default or a decline in value of the underlying security, a fund also might incur disposition costs in connection with liquidating the underlying securities. If the seller becomes insolvent and subject to liquidation or reorganization under the United States Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a fund not within the control of that fund and therefore subject to sale by the seller's trustee in bankruptcy. Finally, it is possible that a fund may not be able to perfect its interest in the underlying security and may be deemed an unsecured creditor of the seller. While the funds acknowledge these risks, it is expected that they can be controlled through careful monitoring procedures.

         The Core Bond Fund may enter into reverse repurchase agreements with domestic banks or broker-dealers, subject to its policies and restrictions. Under a reverse repurchase agreement, the fund sells a security held by it and agrees to repurchase the instrument on a specified date at a specified price, which includes interest. The fund will use the proceeds of a reverse repurchase agreement to purchase other securities which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time.

         The Core Bond Fund will enter into reverse repurchase agreements only when the Adviser believes the interest income and fees to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction.

         Under the Investment Company Act of 1940, as amended (the "1940 Act"), reverse repurchase agreements may be considered borrowings by the seller. The Core Bond Fund may not enter into a reverse repurchase agreement if as a result its current obligations under such agreements would exceed one-third of the current market value of its total assets (less its liabilities other than under reverse repurchase agreements).

         In connection with entering into reverse repurchase agreements, the fund will segregate U.S. Government securities, cash or cash equivalents with an aggregate current value sufficient to repurchase the securities or equal to the proceeds received upon the sale, plus accrued interest.

FOREIGN SECURITIES


         The Tudor Fund may invest in securities of foreign issuers. The Core Bond Fund and Large Cap Growth Fund may also invest in securities of foreign issuers that are traded or denominated in U.S. dollars. Investment in foreign issuers involves certain special considerations, including those set forth below, which are not typically associated with investment in U.S. issuers.


         Since foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Although fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, the funds will endeavor to achieve the most favorable net results on their foreign portfolio transactions.

         There is generally less government supervision and regulation of stock exchanges, brokers and listed companies in foreign countries than in the United States. In some foreign transactions there may be a greater risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscators taxation, political or social instability, or diplomatic developments, which could affect a fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, and resource self-sufficiency and balance of payments position. In addition, it may be more difficult to obtain and enforce a judgment against a foreign issuer or a foreign custodian. The U.S. dollar value of foreign securities will be favorably or adversely affected by exchange rate fluctuations between the dollar and the applicable foreign currency. A fund will incur costs in converting foreign currencies into U.S. dollars.

         EURODOLLAR, YANKEE DOLLAR AND YANKEE BOND INVESTMENTS. The funds may invest in obligations of foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) as well as foreign branches of foreign banks. These investments involve risks that are different from investments in securities of U.S. banks, including potential unfavorable political and economic developments, different tax provisions, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest. The funds may also invest in Yankee bonds, which are issued by foreign governments and their agencies and foreign corporations, but pay interest in U.S. dollars and are typically issued in the United States.

         DEPOSITORY RECEIPTS. With respect to certain foreign securities, the funds may purchase depository receipts of all kinds, including American Depository Receipts (ADRs), European Depository Receipts (EDRs), Global Depository Receipts (GDRs) and International Depository Receipts (IDRs). ADRs are U.S. dollar-denominated certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank. EDRs, GDRs and IDRs are receipts issued in Europe, generally by a non-U.S. bank or trust company, and evidence ownership of non-U.S. securities. ADRs are traded on domestic exchanges or in the U.S. over-the-counter (OTC) market and, generally, are in registered form. EDRs, GDRs and IDRs are traded on non-U.S. exchanges or in non-U.S. OTC markets and, generally, are in bearer form. Investments in ADRs have certain advantages over direct investment in the underlying non-U.S. securities because (i) ADRs are U.S. dollar-denominated investments which are registered domestically, easily transferable, and for which market quotations are readily available, and
(ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as domestic issuers. To the extent a fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner.

RISK CONSIDERATIONS OF MEDIUM GRADE SECURITIES


         Obligations in the lowest investment grade (i.e., BBB or Baa), referred to as "medium grade" obligations, have speculative characteristics, and changes in economic conditions and other factors are more likely to lead to weakened capacity to make interest payments and repay principal on these obligations than is the case for higher rated securities. In the event that a security purchased by a fund is subsequently downgraded below investment grade, the Adviser will consider such event in its determination of whether the fund should continue to hold the security...


RISK CONSIDERATIONS OF LOWER RATED SECURITIES

         The Tudor Fund may invest in fixed income securities that are not investment grade but are rated as low as B by Moody's or B by Standard & Poor's (or their equivalents or, if unrated, determined by the Adviser to be of comparable credit quality). In the case of a security that is rated differently by two or more rating services, the higher rating is used in connection with the foregoing limitation. In the event that the rating on a security held in a fund's portfolio is downgraded by a rating service, such action will be considered by the Adviser in its evaluation of the overall investment merits of that security, but will not necessarily result in the sale of the security. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates. An economic downturn could severely disrupt the market for high yield fixed income securities and adversely affect the value of outstanding fixed income securities and the ability of the issuers to repay principal and interest.

         High yield fixed income securities (commonly known as "junk bonds") are considered speculative investments and, while generally providing greater income than investments in higher rated securities, involve greater risk of loss of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories. However, since yields vary over time, no specific level of income can ever be assured.

         The prices of high yield fixed income securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress, which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a fixed income security owned by a fund defaulted, the fund could incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield fixed income securities and a fund's net asset value, to the extent it holds such securities.

         High yield fixed income securities also present risks based on payment expectations. For example, high yield fixed income securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a fund may, to the extent it holds such fixed income securities, have to replace the securities with a lower yielding security, which may result in a decreased return for investors. Conversely, a high yield fixed income security's value will decrease in a rising interest rate market, as will the value of a fund's assets, to the extent it holds such fixed income securities.

         In addition, to the extent that there is no established retail secondary market, there may be thin trading of high yield fixed income securities, and this may have an impact on the Adviser's ability to accurately value such securities and a fund's assets and on the fund's ability to dispose of such securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield fixed income securities, especially in a thinly traded market.

         New laws proposed or adopted from time to time may have an impact on the market for high yield securities.

         Finally, there are risks involved in applying credit or dividend ratings as a method for evaluating high yield securities. For example, ratings evaluate the safety of principal and interest or dividend payments, not market value risk of high yield securities. Also, since rating agencies may fail to timely change the credit ratings to reflect subsequent events, a fund will continuously monitor the issuers of high yield securities in its portfolio, if any, to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the security's liquidity so the fund can meet redemption requests.

FORWARD COMMITMENT AND WHEN-ISSUED TRANSACTIONS

         Each fund may purchase or sell securities on a when-issued or forward commitment basis (subject to its investment policies and restrictions). These transactions involve a commitment by a fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the other party, and such commitments are not traded on exchanges. A fund will not enter into such transactions for the purpose of leverage.

         When-issued purchases and forward commitments enable a fund to lock in what is believed by the Adviser to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, a fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a fund might sell securities it owns and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

         The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a fund's net asset value starting on the date of the agreement to purchase the securities, and the fund is subject to the rights and risks of ownership of the securities on that date. A fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the fund's assets. Fluctuations in the market value of the underlying securities are not reflected in the fund's net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but a fund may agree to a longer settlement period.

         A fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a fund may dispose of or renegotiate a commitment after it is entered into. A fund also may sell securities it has committed to purchase before those securities are delivered to the fund on the settlement date. A fund may realize a capital gain or loss in connection with these transactions, and its distributions from any net realized capital gains will be taxable to shareholders.

         When a fund purchases securities on a when-issued or forward commitment basis, the fund or the Custodian will maintain in a segregated account cash or liquid securities having a value (determined daily) at least equal to the amount of the fund's purchase commitments. These procedures are designed to ensure that the fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

LOANS OF PORTFOLIO SECURITIES

         Subject to its investment restrictions, each fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to financial institutions, such as broker-dealers, and would be required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The rules of the New York Stock Exchange, Inc. give a fund the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a fund would receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. A fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

         At the present time the staff of the SEC does not object if an investment company pays reasonable negotiated fees to its custodian in connection with loaned securities as long as such fees are pursuant to a contract approved by the investment company's trustees.

OPTIONS ON SECURITIES AND SECURITIES INDICES


         WRITING COVERED OPTIONS. The Core Bond Fund, Large Cap Growth Fund and Tudor Fund may each write covered call and (except Large Cap Growth Fund) put options on any securities in which it may invest or on any securities index based on securities in which it may invest. A fund may purchase and write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by a fund obligates the fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a fund are covered, which means that the fund will own the securities subject to the option so long as the option is outstanding or use the other methods described below. The purpose of a fund in writing covered call options is to realize greater income than would be realized in portfolio securities transactions alone. However, in writing covered call options for additional income, a fund may forego the opportunity to profit from an increase in the market price of the underlying security.

         A put option written by a fund obligates the fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The purpose of writing such options is to generate additional income. However, in return for the option premium, the fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

         All call and put options written by a fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which, in the case of the Tudor Fund, may be quoted or denominated in any currency, in a segregated account noted on the fund's records or maintained by the fund's custodian with a value at least equal to the fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund's net exposure on its written option position.

         A fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparts to such option. Such purchases are referred to as "closing purchase transactions."

         A fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

         The funds may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities in its portfolio. A fund may also cover call and put options on a securities index by using the other methods described above.

         PURCHASING OPTIONS. The Core Bond Fund, Large Cap Growth Fund and Tudor Fund may each purchase put and call options on any securities in which it may invest or on any securities index based on securities in which it may invest, and a fund may enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.


         A fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle a fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a fund's securities. Put options may also be purchased by a fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities.

         A fund may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

         Transactions by a fund in options on securities and securities indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which a fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

         RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS. Although the funds may use option transactions to seek to generate additional income and to seek to reduce the effect of any adverse price movement in the securities or currency subject to the option, they do involve certain risks that are different in some respects from investment risks associated with similar mutual funds which do not engage in such activities. These risks include the following: for writing call options, the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities above the exercise price; for writing put options, the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities or to make a cash settlement on the securities index at prices which may not reflect current market values; and for purchasing call and put options, the possible loss of the entire premium paid. In addition, the effectiveness of hedging through the purchase or sale of securities index options, including options on the S&P 500 Index, will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with the price movements in the selected securities index. Perfect correlation may not be possible because the securities held or to be acquired by a fund may not exactly match the composition of the securities index on which options are written. If the forecasts of the Adviser regarding movements in securities prices or interest rates are incorrect, a fund's investment results may have been better without the hedge transactions.

         There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

         Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         A fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will monitor the liquidity of over-the-counter options and, if it determines that such options are not readily marketable, a fund's ability to enter such options will be subject to the fund's limitation on investments on illiquid securities.

         The writing and purchase of options is a highly specialized activity which involves investment techniques -and risks different from those associated with ordinary portfolio securities transactions. The successful use of options for hedging purposes depends in part on the Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS


         To seek to increase total return or to hedge against changes in interest rates or securities prices, Core Bond Fund and Tudor Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. A fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, and any other financial instruments and indices. A fund will engage in futures and related options transaction for bona fide hedging purposes as described below or for purposes of seeking to increase total return, in each case, only to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC"). All futures contracts entered into by a fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.


         FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

         When interest rates are rising or securities prices are falling, a fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

         Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, a fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

         HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. A fund may, for example, take a "short" position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a fund or securities with characteristics similar to those of the fund's portfolio securities. If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for a fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the fund enter into a greater or lesser number of futures contracts or by seeking to achieve only a partial hedge against price changes affecting the fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

         On other occasions, a fund may take a "long" position by purchasing futures contracts. This would be done, for example, when a fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

         OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give a fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

         The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a fund's assets. By writing a call option, a fund becomes obligated, in exchange for the premium, (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a fund intends to purchase. However, the fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The funds will incur transaction costs in connection with the writing of options on futures.

         The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be affected. A fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

         OTHER CONSIDERATIONS. The funds will engage in futures and related options transactions for bona fide hedging and to seek to increase total return as permitted by the CFTC regulations which permit principals of an investment company registered under the Act to engage in such transactions without registering as commodity pool operators. A fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the fund or securities or instruments which it expects to purchase. Except as stated below, a fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities that the fund owns or futures contracts will be purchased to protect the fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, each fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

         Each fund will engage in transactions in currency forward contracts, futures contracts and options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for federal income tax purposes. See "Dividends, Distribution and Tax Status."

         Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in some cases, may require the applicable fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

         The use of futures contracts entails certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of the fund's income due to the use of hedging; possible reduction in value of both the securities hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuations; imperfect correlation between the contract and the securities being hedged; and potential losses in excess of the amount initially invested in the futures contracts themselves. If the expectations of the Adviser regarding movements in securities prices or interest rates are incorrect, the fund may have experienced better investment results without hedging. The use of futures contracts and options on futures contracts requires special skills in addition to those needed to select portfolio securities.

         While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss.

         Perfect correlation between a fund's futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. Government securities. Other futures contracts available to hedge the funds' portfolio investments generally are limited to futures on various securities indices.

FORWARD FOREIGN CURRENCY TRANSACTIONS

         The Tudor Fund may to the extent that it invests in foreign securities, enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. The fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

         The Tudor Fund is permitted to enter into forward contracts under two circumstances. First, when the fund enters into a contract for the purchase or sale of a security quoted or denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed number of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

         Second, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may cause the fund to enter a forward contract to sell, for a fixed U.S. dollar amount, the amount of foreign currency approximating the value of some or all of the fund's portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

         Although the Tudor Fund has no current intention to do so, it may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value in securities denominated or quoted in a different currency if the Adviser determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other U.S. foreign currency, if the Adviser determines that there is a pattern of correlation between the proxy currency and the U.S. dollar.

         The fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the funds to deliver an amount of foreign currency in excess of the value of the funds' respective portfolio securities or other assets quoted or denominated in that currency. At the consummation of the forward contract, the fund may either make delivery of the foreign currency or terminate its contractual obligation by purchasing an offsetting contract obligating it to purchase at the same maturity date, the same amount of such foreign currency. If the fund chooses to make delivery of foreign currency, it may be required to obtain such delivery through the sale of portfolio securities quoted or denominated in such currency or through conversion of other assets of the fund into such currency. If a fund engages in an offsetting transaction, the fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is party to the original forward contract.

         The fund's transactions in forward contracts will be limited to those described above. Of course, the fund is not required to enter into such transactions with regard to its foreign currency quoted or denominated securities, and a fund will not do so unless deemed appropriate by the Adviser.

         When entering into a forward contract, the fund will segregate either cash or liquid securities quoted or denominated in any currency in an amount equal to the value of the fund's total assets committed to the consummation of forward currency exchange contracts which require the fund to purchase a foreign currency. If the value of the segregated securities declines, additional cash or securities will be segregated by the fund on a daily basis so that the value of the segregated securities will equal the amount of the fund's commitments with respect to such contracts.

         This method of protecting the value of the fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a fund's foreign assets. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.

         While the fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the fund's portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the fund. Such imperfect correlation may cause the fund to sustain losses, which will prevent the fund from achieving a complete hedge, or expose the fund to the risk of foreign exchange loss.

         Forward contracts are subject to the risks that the counterparts to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive a fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the fund to cover its purchase or sale commitments, if any, at the current market price.

         The fund's foreign currency transactions (including related options, futures and forward contracts) may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

MORTGAGE-BACKED SECURITIES


         Certain funds, and in particular the Core Bond Fund, may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits ("REMIC") pass-through certificates and collateralized mortgage obligations ("CMOs").


GUARANTEED MORTGAGE PASS-THROUGH SECURITIES.

         Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. Governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Ginnie Mae, Fannie Mae and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the U.S. Government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

MULTIPLE-CLASS PASS-THROUGH SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS.

         CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

         Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

         A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts although the funds do not intend to invest in residual interests.


         PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES. Certain funds, and in particular the Core Bond Fund, may invest in mortgage-backed securities issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other non-governmental entities (or representing custodial arrangements administered by such institutions). These private originators and institutions include savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

         Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating from the rating organizations (e.g., Standard & Poor's or Moody's), they often are structured with one or more types of "credit enhancement." Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral (e.g., sale of a house after foreclosure). Liquidity protection refers to the payment of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time. Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. Such protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the securities or through a combination of such approaches.


         Examples of credit enhancement arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes entitled to receive payment before other classes, with the result that defaults on the underlying mortgages are borne first by the holders of the subordinated class), creation of "spread accounts" or "reserve funds" (where cash or investments are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on the underlying mortgages in a pool exceed the amount required to be paid on the mortgage-backed securities). The degree of credit enhancement for a particular issue of mortgage-backed securities is based on the level of credit risk associated with the particular mortgages in the related pool. Losses on a pool in excess of anticipated levels could nevertheless result in losses to security holders since credit enhancement rarely covers every dollar owed on a pool.

RISK FACTORS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES.

         Investing in Mortgage-Backed Securities (such as those described above) involves certain risks, including the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Further, the yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

         Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, a fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When a fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

         Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities. This possibility is often referred to as extension risk. Extending the average life of a Mortgage-Backed Security increases the risk of depreciation due to future increases in market interest rates. The market for certain types of Mortgage-Backed Securities (i.e., certain CMOs) may not be liquid under all interest rate scenarios, which may prevent a fund from selling such securities held in its portfolio at times or prices that it desires.

RISKS ASSOCIATED WITH SPECIFIC TYPES OF DERIVATIVE DEBT SECURITIES.

         Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged Mortgage-Backed Securities.

         Planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds involve less exposure to prepayment, extension and interest rate risk than other Mortgage-Backed Securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment extension and interest rate risk associated with the underlying mortgage assets.

         The Core Bond Fund may invest in floating rate securities based on the Cost of Funds Index ("COFI floaters"), other "lagging rate" floating rate securities, floating rate securities that are subject to a maximum interest rate ("capped floaters"), and Mortgage-Backed Securities purchased at a discount. The primary risks associated with these derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

MORTGAGE DOLLAR ROLL TRANSACTIONS

         The Core Bond Fund may enter into mortgage dollar roll transactions in which the fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date.

         During the roll period, the Core Bond Fund will not receive principal and interest paid on the securities sold. However, the fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Core Bond Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Core Bond Fund will hold and maintain in a segregated account until the settlement date cash or liquid, high-grade debt securities in an amount equal to the forward purchase price. Any benefits derived from the use of mortgage dollar rolls may depend upon mortgage prepayment assumptions, which will be affected by changes in interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

ASSET-BACKED SECURITIES


         Certain funds, and in particular the Core Bond Fund, may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Asset-backed securities may also be collateralized by a portfolio of U.S. Government securities, but are not direct obligations of the U.S. Government, its agencies or instrumentalities. Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present; however privately issued obligations collateralized by a portfolio of privately issued asset-backed securities do not involve any government-related guarantee or insurance. In addition to risks similar to those associated with Mortgage-Backed Securities, asset-backed securities present further risks that are not presented by Mortgage-Backed Securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. See "Risk Factors Associated with Mortgage-Backed Securities."

CONVERTIBLE SECURITIES AND PREFERRED STOCKS

         To the extent not inconsistent with their investment policies and restrictions, the funds may invest in debt securities or preferred stocks that are convertible into or exchangeable for common stock. Preferred stocks are securities that represent an ownership interest in a company and provide their owner with claims on the company's earnings and assets prior to the claims of owners of common stock but after those of bond owners. Preferred stocks in which the funds may invest include sinking fund, convertible, perpetual fixed and adjustable rate (including auction rate) preferred stocks. There is no minimum credit rating applicable to a fund's investment in preferred stocks and securities convertible into or exchangeable for common stocks.



ZERO COUPON AND CAPITAL APPRECIATION BONDS

         Funds that may invest in debt securities may invest in zero coupon and capital appreciation bonds. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value that do not entitle the holder to any payment of interest prior to maturity or a specified redemption date (or cash payment date). The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. The market prices of zero coupon and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

REAL ESTATE INVESTMENT TRUSTS


         Each fund may invest in shares of real estate investment trusts ("REITs"). REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies such as the funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. Funds that invest in REITs will indirectly bear their proportionate share of any expenses paid by such REITs in addition to the expenses paid by the funds.

         Investing in REITs involves certain risks: equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry.


         Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500.

U.S. GOVERNMENT SECURITIES

         U.S. Government securities are either (i) backed by the full faith and credit of the U.S. Government (e.g., U.S. Treasury bills), (ii) guaranteed by the U.S. Treasury (e.g., Ginnie Mae mortgage-backed securities), (iii) supported by the issuing agency's or instrumentality's right to borrow from the U.S. Treasury (e.g., Fannie Mae discount notes) or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g. securities of each of the Federal Home Loan Banks). Such guarantees of U.S. Government securities held by a fund do not, however, guarantee the market value of the shares of the fund. There is no guarantee that the U.S. Government will continue to provide support to its agencies or instrumentalities in the future.

         U.S. government securities may include inflation-indexed fixed income securities, such as U.S. Treasury Inflation Protected Securities (TIPS). The interest rate of TIPS, which is set at auction, remains fixed throughout the term of the security and the principal amount of the security is adjusted for inflation. The inflation-adjusted principal is not paid until maturity.

RESTRICTED AND ILLIQUID SECURITIES


         Each fund may purchase securities that are not registered or offered in an exempt non-public offering ("Restricted Securities") under the 1933 Act, including securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act. However, a fund will not invest more than 15% of its net assets in illiquid investments, which include repurchase agreements maturing in more than seven days, interest rate, currency and mortgage swaps, interest rate caps, floors and collars, certain SMBS, municipal leases, certain over-the-counter options, securities that are not readily marketable and Restricted Securities, unless the Boards determine, based upon a continuing review of the trading markets for the specific Restricted Securities, that such Restricted Securities are liquid. Certain commercial paper issued in reliance on Section 4(2) of the 1933 Act is treated like Rule 144A Securities. The Boards have adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of the fund's portfolio securities. The Boards, however, retain sufficient oversight and are ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for Restricted Securities sold and offered under Rule 144A or Section 4(2) will develop, the Boards will carefully monitor the funds' investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of liquidity in a fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these Restricted Securities.

         The purchase price and subsequent valuation of Restricted Securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

OTHER INVESTMENT COMPANIES

         Each fund, subject to authorization by its Board, may invest all of its investable assets in the securities of a single open-end investment company (a "Portfolio"). If authorized by the Board, a fund would seek to achieve its investment objective by investing in a Portfolio, which Portfolio would invest in a portfolio of securities that complies with the fund's investment objectives, policies and restrictions. The ability of the funds to convert to the so-called master-feeder fund structure has been approved by the funds' shareholders. The Boards do not intend to authorize investing in this manner at this time.


         Each fund may invest up to 10% of its total assets in the securities of other investment companies not affiliated with WPG, but not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. A fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the fund.


MARKET CHANGES

         The market value of each fund's investments, and thus each fund's net asset value, will change in response to market conditions affecting the value of its portfolio securities. When interest rates decline, the value of fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

                               PORTFOLIO TURNOVER

         Although no fund purchases securities with a view to rapid turnover, there are no limitations on the length of time that securities must be held by any fund and a fund's annual portfolio turnover rate may vary significantly from year to year. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs, which must be borne by the applicable fund and its shareholders. The actual portfolio turnover rates for each fund are noted in the prospectus.

                             INVESTMENT RESTRICTIONS

         Each fund has adopted the following investment restrictions, which may not be changed without approval of the holders of a majority of the outstanding voting securities of the applicable fund. As defined in the 1940 Act and as used in the prospectus and this SAI, "a majority of the outstanding voting securities" of a fund, means the lesser of (1) 67% of the shares of the fund present at a meeting if the holders of more than 50% of the outstanding shares of the fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the fund. So long as these fundamental restrictions are in effect, each fund may not:



FOR THE CORE BOND FUND:

1) With respect to 75% of its total assets, purchase securities of an issuer (other than U.S. Government securities or repurchase agreements collateralized by U.S. Government securities and shares of other investment companies), if:


     (a) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or

     (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund; provided, however, that each fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as such fund.


2) Purchase or sell real estate (other than securities secured by real estate or interests therein, or issued by entities which invest in real estate or interests therein, but it may lease office space for its own use and invest up to 15% of its assets in publicly held real estate investment trusts.

3) Borrow amounts in excess of 33% of its total assets (including the amount borrowed) and then only as a temporary measure for extraordinary or emergency purposes. This restriction shall not apply to reverse repurchase agreements entered into in accordance with a fund's investment policies.

4) Make loans, except that this restriction shall not prohibit the purchase of or investment in bank certificates of deposit or bankers acceptances, the purchase and holding of all or a portion of an issue of publicly distributed debt securities, the lending of portfolio securities and the entry into repurchase agreements.


5) Engage in the business of underwriting securities of others, except to the extent that the fund may be deemed to be an underwriter under the 1933 Act, when it purchases or sells portfolio securities in accordance with its investment objectives and policies; provided, however, that the fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the fund.

6) Purchase securities, excluding U.S. Government securities, of one or more issuers conducting their principal business activity in the same industry, if immediately after such purchase the value of its investments in such industry would exceed 25% of its total assets; provided, however, that the fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the fund.

7) Issue senior securities, except as permitted under the 1940 Act and except that the fund may issue shares of beneficial interest in multiple classes or series.


FOR THE LARGE CAP GROWTH FUND:


1) With respect to 75% of its total assets, purchase securities of an issuer (other than U.S. Government securities or repurchase agreements collateralized by U.S. Government securities and shares of other investment companies), if:


     (a) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or

     (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund; provided, however, that each fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as such fund.


2) Purchase, sell or invest in commodities or commodity contracts or real estate or interests in real estate, except futures contracts on securities and securities indices and options on such futures, forward foreign currency exchange contracts and except that the fund may purchase, sell or invest in marketable securities of companies holding real estate or interests in real estate, including real estate investment trusts.

3) Purchase securities of one or more issuers conducting their principal business activity in the same industry, if immediately after such purchase the value of its investments in such industry would exceed 25% of its total assets, provided that this restriction shall not apply to securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; provided, however, that the fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the fund.


4) Lend its funds to other persons, except through the purchase of all or a portion of an issue of debt securities publicly distributed or other securities or debt obligations in accordance with its objective or through entering into repurchase agreements; provided that each such repurchase agreement has a duration of no more than seven days and that the value of all of the fund's outstanding repurchase agreements, together with the value of all illiquid investments of the fund, does not exceed 15% of the fund's total assets at any time.

5) Lend its portfolio securities unless the borrower is a broker, dealer or financial institution; provided that the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder.

6) Borrow money, except from banks as a temporary measure to facilitate the meeting of redemption requests which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes, provided that the aggregate amount of such borrowings may not exceed 33% of the value of the fund's total assets (including amounts borrowed) at the time of borrowing, or mortgage, pledge or hypothecate its assets, except in an amount sufficient to secure any such borrowing.

7) Issue senior securities, except as permitted under the 1940 Act and except that the fund may issue shares of beneficial interest in multiple classes or series.

8) Engage in the business of underwriting the securities of other issuers (except as the fund may be deemed an underwriter under the 1933 Act in connection with the purchase and sale of portfolio securities in accordance with its investment objective and policies); provided, however, that the fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the fund.


FOR THE TUDOR FUND:


1) Purchase securities of one or more issuers conducting their principal business activity in the same industry, if immediately after such purchase the value of its investments in such industry would exceed 25% of its total assets provided that this restriction shall not apply to securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; provided, however, that the fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the fund. In this connection, the fund may invest in "Special Situations." The term "Special Situation" shall be deemed to refer to a security of a company in which an unusual and possibly non-repetitive development is taking place which, in the opinion of the investment adviser of the fund, may cause the security to attain a higher market value independently, to a degree, of the trend in the securities market in general. The particular development (actual or prospective), which may qualify a security as a "Special Situation," may be one of many different types. Such developments may include, among others, a technological improvement or important discovery or acquisition which, if the expectation for it materialized, would effect a substantial change in the company's business; a reorganization; a recapitalization or other development involving a security exchange or conversion; a merger, liquidation or distribution of cash, securities or other assets; a breakup or workout of a holding company; litigation which, if resolved favorably, would improve the value of the company's stock; a new or changed management; or material changes in management policies. A "Special Situation" may often involve a comparatively small company, which is not well known, and which has not been closely watched by investors generally, but it may also involve a large company. The fact, if it exists, that an increase in the company's earnings, dividends or business is expected, or that a given security is considered to be undervalued, would not in itself be sufficient to qualify as a "Special Situation." The fund may invest in securities (even if not "Special Situations") which, in the opinion of the investment adviser of the fund, are appropriate investments for the fund, including securities which the investment adviser of the fund believes are undervalued by the market. The fund shall not be required to invest any minimum percentage of its aggregate portfolio in "Special Situations," nor shall it be required to invest any minimum percentage of its aggregate portfolio in securities other than "Special Situations."


2) With respect to 75% of its total assets, the fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if:

     (c) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or

     (d) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund; provided, however, that the fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the fund.

3) Lease, acquire, purchase, sell or hold real estate, but it may lease office space for its own use and invest in marketable securities of companies holding real estate or interests in real estate, including real estate investment trusts.

4) Purchase or sell commodities or commodities contracts, except futures contracts, including but not limited to contracts for the future delivery of securities and contracts based on securities indices and options on such futures contracts, and forward foreign currency exchange contracts.

5) Lend money, except that it may (i) invest in all or a portion of an issue of bonds, debentures and other obligations distributed publicly or of a type commonly purchased by financial institutions (e.g., certificates of deposit, bankers' acceptances or other short-term debt obligations) or other debt obligations in accordance with its objectives or (ii) enter into repurchase agreements; provided that the fund will not enter into repurchase agreements of more than one week's duration if more than

15% of its net assets would be invested therein together with other illiquid or not readily marketable securities.


6) Lend its portfolio securities unless the borrower is a broker, dealer, bank or other qualified financial institution; provided that the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the SEC thereunder.

7) Engage in the business of underwriting the securities of others, except to the extent that the fund may be deemed to be an underwriter under the 1933 Act when it purchases or sells portfolio securities; provided, however, that the fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the fund.

8) Borrow money except as a temporary measure to facilitate the meeting of redemption requests or for extraordinary or emergency purposes, provided that the aggregate amount of such borrowings may not exceed 33% of the value of the fund's total assets (including the amount borrowed), at the time of such borrowing.

9) Issue senior securities except as permitted under the 1940 Act and except that the fund may issue shares of beneficial interest in multiple classes or series.


     Each fund may, notwithstanding any other fundamental or non-fundamental investment restriction or policy, invest all of its assets in the securities of a single open-end investment company with substantially the same investment objectives, restrictions and policies as that fund.

     For purposes of the above fundamental investment restrictions regarding industry concentration, the Adviser generally classifies issuers by industry in accordance with classifications set forth in the Standard & Poor's Stock Guide. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Adviser may classify an issuer according to its own sources.

     In addition to the fundamental policies mentioned above, the Board has adopted the following non-fundamental policies which may be changed or amended by action of the Board without approval of shareholders. So long as these non-fundamental restrictions are in effect, a fund may not:

     (a) Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

     (b) Purchase securities of any other investment company except as permitted by the 1940 Act.

     (c) Purchase securities on margin, except any short-term credits, which may be necessary for the clearance of transactions and the initial, or maintenance margin in connection with options and futures contracts and related options.


     (d) Invest more than 15% of its net assets in securities which are illiquid.


     (e) Purchase additional securities if the fund's borrowings exceed 5% of its net assets.


     Except with respect to each fund's fundamental investment restriction regarding borrowings, any investment limitation of a fund that is expressed as a percentage is determined at the time of investment by the fund. An increase or decrease in a fund's net asset value or a company's market capitalization subsequent to a fund's initial investment will not affect the fund's compliance with the percentage limitation or the company's status as small, medium or large cap. From time to time, the adviser may include as small, medium or large cap certain companies having market capitalizations outside the definitions described in the prospectus. Similarly, an issuer's credit quality is determined only at the time of the last investment by the fund in securities of that issuer. If a change occurs in an issuer's credit quality subsequent to a fund's investment, the adviser will consider what action to take, if any, with respect to that security. Under the 1940 Act, each fund will be required to maintain continuous asset coverage of at least 300% for borrowings from a bank. In the event that such asset coverage is below 300%, the applicable fund will be required to reduce the amount of its borrowings to obtain 300% asset coverage, within three days (not including Sundays and holidays) or such longer period as the rules and regulations of the SEC prescribe. In addition, under the 1940 Act, each fund may not invest more than 5% of its assets in the securities of any issuer that derives more than 15% of its gross revenue from a securities-related business.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

     Each fund has a policy relating to the disclosure of each fund's portfolio securities. The policies relating to the disclosure of the funds' portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the fund's operation without compromising the integrity or performance of the fund. It is the policy of each fund that disclosure of a fund's portfolio holdings to a select person or persons prior to the release of such holdings to the public ("selective disclosure") is prohibited, unless there are legitimate business purposes for selective disclosure.

     The funds disclose portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, each fund will disclose its portfolio holdings in its applicable regulatory filings, including shareholder reports, reports on Form N-CSR and Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

     The Adviser currently makes the funds' complete portfolio holdings publicly available on its web site, WWW.WPGINVEST.COM as disclosed in the following table:

---------------------------------------- -------------------------------- --------------------------------------
Information Posting                      FREQUENCY OF DISCLOSURE          DATE OF WEB POSTING
---------------------------------------- -------------------------------- --------------------------------------
Complete Portfolio Holdings              Semi-Annual                      60 calendar days following the
                                                                          completion of each fiscal
                                                                          semi-annual period
---------------------------------------- -------------------------------- --------------------------------------

     The Adviser or its affiliates may include each fund's portfolio information that has already been made public through a Web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that, in the case of information made public through the Web, the information is disclosed no earlier than the day after the date of posting to the Web site.

     Each fund may distribute or authorize the distribution of information about its portfolio holdings that is not publicly available to its third-party service providers of the funds, which include Mellon Bank N.A. (formerly, Boston Safe Deposit & Trust Co.), the funds' custodian; PFPC Inc., the funds' administrator, accounting agent and transfer agent; KPMG LLP, the funds' independent registered public accounting firm; Wilmer Cutler Pickering Hale and Dorr LLP, legal counsel; and the funds' printer. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the funds. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the portfolio.

     The funds may disclose portfolio holdings to certain independent reporting agencies. The disclosure of portfolio holdings in this context is conditioned on the recipient agreeing to treat such portfolio holdings as confidential (provided that reporting agencies may publish portfolio positions upon the consent of the funds), and to not allow the portfolio holdings to be used by it or its employees in connection with the purchase or sale of shares of the relevant fund. The funds currently disclose portfolio holdings information to Bloomberg LP, Morningstar, McGraw-Hill Companies Standard & Poor's, and Thompson Financial Services on a monthly basis, 45 days after the date of the information; and to Lipper Inc. on a monthly basis, the next business day after the date of the information. An officer of the Adviser (designated by the Adviser) must authorize the selective disclosure of a fund's portfolio holdings to each rating agency.

         Any violations of the policy set forth above as well as any corrective action undertaken to address such violations must be reported by the Adviser, director, officer or third party service provider to the funds' Chief Compliance Officer, who will determine whether the violation should be reported immediately to the Board of Trustees or at their next quarterly board meeting.


ADVISORY AND ADMINISTRATIVE SERVICES

INVESTMENT ADVISER


     Robeco USA, L.L.C. ("Robeco USA"), through its division Weiss, Peck & Greer Investments (the "Adviser" or "WPG" or "WPG Investments"), 909 Third Avenue, 31st Floor, New York, New York 10004, serves as investment adviser and administrator to each fund. Robeco USA is an indirect, wholly-owned subsidiary of Robeco Groep N.V., a Dutch public limited liability company ("Robeco").

     As a result of a reorganization on March 1, 2003, certain of Robeco's investment management subsidiaries, including Weiss, Peck & Greer, L.L.C., were reorganized as subsidiaries of a newly formed company named Robeco USA, Inc. Weiss, Peck & Greer, L.L.C. was renamed as Robeco USA and its investment advisory and broker-dealer operations were separated into two divisions of Robeco USA. The investment advisory services are conducted under the name Weiss, Peck & Greer Investments. Certain corporate infrastructure and support functions have moved to Robeco USA. The reorganization did not change the investment process and management teams for the WPG products, nor did it change the ultimate ownership of WPG by Robeco.


     Robeco is the holding company for 100% of the shares of Robeco International B.V. and Robeco Nederland B.V. ("Robeco Nederland") (collectively referred to as the "Robeco Group"). Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., Rabobank Nederland owns 100% of the shares of Robeco. The Robeco Group is a fund management group. Robeco Nederland advises and manages investment funds, some of whose shares are traded primarily on the Amsterdam Stock Exchange, which funds include (1) Robeco N.V., (2) Rolinco N.V.,
(3) Rorento N.V., (4) RG Rente Mixfund N.V., (5) RG Obligatie Mixfund N.V., (6) RG Aandelen Mixfund N.V., (7) RG Florente Fund N.V., (8) RG Divirente Fund N.V.,
(9) RG America Fund N.V., (10) RG Europe Fund N.V., (11) RG Pacific Fund N.V.,
(12) Nettorente Fund N.V., (13) RG Hollands Bezit N.V., (14) RG Emerging Markets Fund N.V., (15) RG Tactimix Funds, and (16) RG Zelfselect Landen Fund N.V. Robeco Nederland also advises and manages a number of institutional funds. The Robeco Group operates primarily outside of the United States, although it currently holds significant ownership interests in five U.S. investment advisers, in addition to being the parent company of WPG.


     The Robeco Group, through its subsidiaries, has approximately 1,600 employees worldwide. Of the approximately $154 billion in assets under management at December 31, 2004, approximately $52 billion was managed in the U.S., primarily for institutions and high net worth individuals. Robeco USA consists of 48 Managing Directors, one of whom is a member of the NYSE, and certain directors. Robeco USA has approximately 290 full-time employees in addition to its Managing Directors.

     Pursuant to the Advisory Agreements, the Adviser supervises and assists in the management of the assets of each fund and furnishes each fund with research, statistical and advisory services. In managing the assets of the funds, the Adviser furnishes continuously an investment program for each fund consistent with the investment objectives and policies of that fund. More specifically, the Adviser determines from time to time what securities shall be purchased for the fund, what securities shall be held or sold by the fund and what portion of the fund's assets shall be held uninvested as cash, subject always to the provisions of the applicable fund's Declaration of Trust, By-Laws and registration statement and to its investment objectives, policies and restrictions, as each of the same shall be from time to time in effect, and subject, further, to such policies and instructions as the applicable fund's Board may from time to time establish. To carry out such determinations, the Adviser places orders for the investment and reinvestment of each fund's assets. (See "Portfolio Brokerage.")

     For its investment advisory services under the Advisory Agreements, the Adviser receives an annual fee, payable monthly, which varies in accordance with the average daily net assets of the funds under the management of the Adviser. The advisory fee is accrued daily and will be prorated if the Adviser shall not have acted as a fund's investment adviser during any entire monthly period.


     The annual fee rates under the Advisory Agreements and the advisory fees paid to the Adviser under the prior investment advisory agreements for the fiscal years ended December 31, 2002, 2003 and 2004 are as set forth on the following page.

                               ADVISORY FEES PAID
                                  DECEMBER 31,



                                       ANNUAL
       FUND                           FEE RATE                     2002             2003           2004
       ----                           --------                     ----             ----           ----

Core Bond Fund (*)              0.45% of net assets                290,066          239,421       261,393
Large Cap Growth Fund (**)      0.75% of net assets                449,999          352,230       292,685
Tudor Fund (***)                0.90% of net assets up to          499,644          465,753       531,807
                                $300 million
                                0.80% of net assets $300
                                million to $500 million
                                0.75% of net assets in
                                excess of $500 million

     (*) Effective in May 2003, the Core Bond Fund's advisory fee rate was reduced to 0.45% of net assets. Prior thereto, the advisory fee rate was calculated as follows: 0.60% of net assets up to $300 million, 0.55% of net assets up to $500 million and 0.50% of net assets in excess of $500 million. During the fiscal years ended December 31, 2004, 2003 and 2002, WPG agreed not to impose a portion of its advisory fee and to assume certain other expenses of the Core Bond Fund. Had WPG not so agreed, the Core Bond Fund would have paid advisory fees of $702,806, $584,934 and $648,719, respectively. The limit in effect was equal to 0.50% of average daily net assets for fiscal year 2002 and through April 2003. Beginning in May 2003, this limit was changed to 0.43% of average daily net assets. WPG may not discontinue or modify this cap without the approval of the Board of Trustees.

     (**) Effective for fiscal years beginning in 2004, WPG has entered into an Expense Limitation Agreement with respect to the Large Cap Growth Fund pursuant to which WPG has agreed not to impose a portion of its advisory fee and to assume certain other expenses as necessary to limit the fund's annual operating expenses to 1.40% of average daily net assets. Pursuant to this agreement, WPG may seek reimbursement for expenses waived or paid by WPG during the prior two fiscal years. Had WPG not so agreed, Large Cap Growth Fund would have paid advisory fees of $335,674 in 2004.

     (***) Until April 30, 2006, WPG has agreed to waive its fee for the Tudor Fund to the extent necessary to maintain an annualized expense ratio of 1.70%. There can be no assurance that WPG will continue such waiver after that date.


     Each Advisory Agreement provides that the Adviser will not be liable for any loss sustained by a fund by reason of the adoption or implementation of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research of the Adviser, or upon investigation and research made by any other individual, firm or corporation if such recommendation shall have been made and such other individual, firm or corporation shall have been selected with due care and in good faith, except for a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance by the Adviser of its duties or by reason of the Adviser's reckless disregard of its obligations and duties thereunder.

     Each Advisory Agreement may be modified or amended only with the approval of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the applicable fund and by a vote of the majority of the Disinterested Trustees of the fund. Each Advisory Agreement's continuance after its initial two-year term must be approved annually by a majority vote of the applicable Board or by a vote of the holders of a "majority of the outstanding voting securities" of the applicable fund, but in either event it also must be approved by a vote of a majority of the Disinterested Trustees of the applicable fund, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement may be terminated without penalty, by either party, upon not more than 60 days' written notice and will terminate automatically in the event of its assignment. The Advisory Agreement of the Core Bond Fund was amended in April 2003 to reduce the fund's advisory fee rate to 0.45% of average daily net assets.


     Daniel S. Vandivort is the Chairman of the Board of Trustees of each of the funds and is a Senior Managing Director of WPG and President of Funds Trust. Richard A. Shuster is a Managing Director of WPG and President of Tudor Fund. Gregory N. Weiss is a Managing Director of WPG and Vice President of Tudor Fund. E.K. Easton Ragsdale is a Managing Director of WPG and President of Large Cap Growth Fund. Peter Albanese is a Principal of WPG and Vice President of the Large Cap Growth Fund.

Portfolio Managers

     DESCRIPTION OF COMPENSATION. Portfolio managers' compensation is typically comprised of a base salary and a discretionary bonus based on four criteria:

  _ INDIVIDUAL CONTRIBUTION: a subjective evaluation of the professional's individual contribution to team investment results as well as the individual's success at meeting goals and objectives established at the beginning of each year;

  _ Product INVESTMENT PERFORMANCE: the performance of the investment product(s) with which the individual is involved versus the pre-designed index, based on the excess return and the level of risk, or tracking error, of the product;

  _ Investment GROUP FINANCIAL PERFORMANCE: the financial results of the Portfolio Manager's investment group; and

  _ FIRM-WIDE FINANCIAL PERFORMANCE: the overall financial performance of Robeco USA, L.L.C.

     Notwithstanding the foregoing, a portfolio management team member's compensation may be based on a fixed percentage of certain financial measures relating to the product area where the fund is managed.

     Compensation for portfolio managers who are also members of Robeco USA's senior management team is derived from a base salary and a discretionary bonus. The bonus is largely tied to firm financial performance against established goals and aligned with the primary focus on investment performance results vs. benchmarks.

     OTHER Accounts. The table below discloses accounts other than the funds for which the portfolio managers are jointly and primarily responsible for the day-to-day portfolio management, for the funds' most recently completed fiscal year ended December 31, 2004.


                                                                                                                    Total Asset
                                                                                                                        that
                                                                                                   # of Accounts      Advisory
                                                                         Total                      Managed that      Fee Based
                                                                          # of         Total        Advisory Fee          on
Name of Portfolio Manager or                                            Accounts       Assets         Based on       Performance
         Team Member            Type of Accounts                         Managed       (000's)      Performance       (000's)
----------------------------    --------------------------------        --------       -------     -------------     -----------


CORE BOND FUND
1.  Daniel S. Vandivort         Registered Investment Companies:          None           None            None             None
                                Other Pooled Investment Vehicles:         None           None            None             None
                                Other Accounts:                           None           None            None             None

2.  Sid Baskt                   Registered Investment Companies:          None           None            None             None
                                Other Pooled Investment Vehicles:           1            $109            None             None
                                Other Accounts:                            42           $3,638            6               $985


LARGE CAP GROWTH FUND
1.  E.K. Easton Ragsdale        Registered Investment Companies:          None           None            None             None
                                Other Pooled Investment Vehicles:           2            $834            None             None
                                Other Accounts:                            29            $984            None             None

2.  Peter Albanese              Registered Investment Companies:          None           None            None             None
                                Other Pooled Investment Vehicles:         None           None            None             None
                                Other Accounts:                            18            $155            None             None

TUDOR FUND
1.  Richard A. Shuster and      Registered Investment Companies:          None           None            None             None
     Gregory N. Weiss
                                Other Pooled Investment Vehicles:           3            $158             3               $158




                                                                                                                    Total Asset
                                                                                                                        that
                                                                                                   # of Accounts      Advisory
                                                                         Total                      Managed that      Fee Based
                                                                          # of         Total        Advisory Fee          on
Name of Portfolio Manager or                                            Accounts       Assets         Based on       Performance
         Team Member            Type of Accounts                         Managed       (000's)      Performance       (000's)
----------------------------    --------------------------------        --------       -------     -------------     -----------



                                Other Accounts:                             7             $37            None             None


     The managers of the WPG Tudor Fund, Messrs. Shuster and Weiss, also manage a hedge fund with a very similar investment strategy. The higher fee on the hedge fund could produce an incentive to allocate certain investments more heavily into the hedge fund. In order to address this issue, the Adviser has developed procedures to monitor the trading activity in the two accounts.

     Securities OWNERSHIP. The following table sets forth the dollar range of equity securities beneficially owned by each portfolio manager in the fund as of December 31, 2004.


                                           DOLLAR ($) VALUE OF FUND SHARES
         PORTFOLIO MANAGER                    BENEFICIALLY OWNED BY YOU
         -----------------                    -------------------------
CORE BOND FUND
Daniel S. Vandivort                                  $1 - 10,000
Sid Baskt                                            $1 - 10,000

LARGE CAP GROWTH FUND
E.K. Easton Ragsdale                              $10,001 - 50,000
Peter Albanese                                       $1 - 10,000

TUDOR FUND
Richard A. Shuster                                      None
Gregory N. Weiss                                  $10,001 - 50,000


     In the management of the funds and their other accounts, WPG and its affiliates allocate investment opportunities to all accounts for which they are appropriate subject to the availability of cash in any particular account and the final decision of the individual or individuals in charge of such accounts. Where market supply is inadequate for a distribution to all such accounts, securities are allocated on a pro rata basis. In some cases this procedure may have an adverse effect on the price or volume of the security as far as the funds are concerned. However, it is the judgment of the Board that the desirability of continuing the funds' advisory arrangements with the Adviser outweighs any disadvantages that may result from contemporaneous transactions. See "Portfolio Brokerage."

FACTORS CONSIDERED IN APPROVING INVESTMENT ADVISORY AGREEMENTS


     The 1940 Act requires that the investment advisory agreement between WPG and the funds be approved annually both by the Board of Trustees and also by a majority of the Disinterested Trustees voting separately. Each such investment advisory agreement was most recently considered and approved at a meeting of the Board of Trustees of each fund called for that purpose on April 29, 2005.

     The Board of each fund has approved the reorganization of each fund into a newly created series of RBB Funds, Inc. Please refer to the combined prospectus/proxy statement relating to the reorganizations for further information. The funds expect that the reorganizations will occur as soon as possible. For this reason, the Boards have approved the continuance of each fund's investment advisory agreement through the earlier of the closing of that fund's reorganization and May 31, 2005.

     The Disinterested Trustees determined that the terms of each investment advisory agreement are fair and reasonable and approved each of the investment advisory agreements as being in the best interests of the applicable fund. The Disinterested Trustees believe that the investment advisory agreements enable each fund to enjoy high quality investment advisory services at costs which they deem appropriate, reasonable and in the best interests of the applicable fund and its shareholders. In making such determinations, the Disinterested Trustees met independently from the interested Trustees of the applicable fund and any officers of the Adviser or its affiliates. The Disinterested Trustees also relied upon the assistance of counsel who regularly act as counsel to the funds and the Disinterested Trustees.

     In evaluating the investment advisory agreements, the Disinterested Trustees reviewed and considered materials furnished by the Adviser, including information regarding the Adviser, its affiliates and personnel, operations and financial condition. The Disinterested Trustees discussed with representatives of the Adviser (including each fund's portfolio manager) the operations of the funds and the capabilities of the Adviser to provide advisory and other services to each fund. Among other information, the Disinterested Trustees reviewed and considered information with respect to each fund regarding:

   _ the investment performance of the fund;

   _ the fee charged by the Adviser for investment advisory and administrative services, as well as other compensation received by the Adviser and its affiliates;

   _ the projected total operating expenses of the fund;

   _ the investment performance, fees and total expenses of investment companies with similar objectives and strategies managed by other investment advisers;

   _ the experience of the investment advisory and other personnel providing services to the fund and the historical quality of the services provided by the Adviser; and

   _ the Adviser's profitability with respect to its relationship to the fund and the methodology in allocating expenses to the management of the funds, and compared such profitability with available industry profitability data.

         The Disinterested Trustees specifically considered the following as relevant to their recommendations, but did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered:

   _ that each fund is expected to be reorganized into a successor fund that will be advised by the Adviser at the same fee rate and on substantially the same terms and conditions as the current advisory agreements and that the board of directors of the successor funds, including the Disinterested Trustees, approved the advisory arrangements as being in the best interests of the successor funds and their respective shareholders;

   _ the favorable history, reputation, qualification and background of the Adviser, as well as the qualifications of its personnel and its financial condition.

   _ that the fee and expense ratios of each fund are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar investment companies. In particular, the Disinterested Trustees discussed and viewed favorably the Adviser's willingness to contractually limit the total expense ratios of certain funds as set forth in this SAI. Further, with respect to the Core Bond Fund, the Disinterested Trustees discussed, viewed favorably and approved a permanent reduction in the advisory fee rate payable by the Core Bond Fund to the Adviser. This fee reduction was offered by the Adviser despite this fund's superior performance in an effort to further enhance the fund's competitiveness for the gathering of additional assets. The Disinterested Trustees also viewed favorably the Adviser's agreement to bear all the costs and expenses associated with the reorganizations;

   _ the relative performance of the funds since commencement of operations to comparable investment companies and unmanaged indices and whether the funds have operated within their investment objective and their record of compliance with investment restrictions;

   _ the high quality of managerial services provided by WPG in an increasingly regulated industry;

   _ the favorable manner in which the Adviser supervises the funds' business relations with their custodian, transfer agent and other service providers; and

   _ other factors that the Disinterested Trustees deem relevant.

         The Disinterested Trustees deemed each of these factors to be relevant to their consideration of the investment advisory agreements.

TRANSFER AGENCY AGREEMENT

         PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809, an affiliate of PFPC Distributors, serves as the transfer and dividend disbursing agent for the funds pursuant to a transfer agency agreement (the "Transfer Agency Agreement"), under which PFPC: (a) issues and redeems shares of each fund; (b) addresses and mails all communications by the funds to record owners of the shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the funds' Boards of Trustees concerning the operations of the funds. PFPC may, on 30 days' notice to the funds, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services to the funds under the Transfer Agency Agreement, PFPC receives a fee at the annual rate of $[10] per account in the fund, with a minimum monthly fee of $[3,000] per class payable monthly on a pro rata basis, exclusive of out-of-pocket expenses, and also receives reimbursement of its out-of-pocket expenses.

         PFPC also provides services relating to the implementation of the funds' Anti-Money Laundering Program. The funds will pay an annual fee, ranging from $[3,000 - $50,000], based on the number of open accounts in each portfolio. In addition, PFPC provides services relating to the implementation of the funds' Customer Identification Program, including verification of required customer information and the maintenance of records with respect to such verification. The funds will pay PFPC $[2.25] per customer verification and $[0.02] per month per record result maintained.

ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT

         PFPC Inc. serves as the Portfolio's administrator and fund accounting agent pursuant to an Administration and Accounting Services Agreement (the "Administration Agreement"). PFPC has agreed to furnish to the funds statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the funds. In addition, PFPC has agreed to, prepare and file various reports with appropriate regulatory agencies. The Administration Agreement provides that PFPC shall be obligated to exercise care and diligence in the performance of its duties, to act in good faith and to use its best efforts, within reasonable limits, in performing services thereunder. PFPC shall be responsible for failure to perform its duties under the Administration Agreement arising out of its willful misfeasance, bad faith, gross negligence or reckless disregard. The fees paid to PFPC for its services pursuant to the Administration and Accounting Services Agreement are:

        o [0.1125%] of each fund's first $[200] million of average daily net assets; and
        o [0.0950%] of each fund's average daily net assets in excess of $[200] million.

         For the fiscal years ended December 31, 2004, 2003 and 2002, the funds paid PFPC accounting fees and related out-of-pocket expenses as follows. For the period November 1, 2004 through December 31, 2004, PFPC also provided administrative services.


                                         ACCOUNTING AND
                 FUND NAME             ADMINISTRATIVE FEES             WAIVERS            REIMBURSEMENTS

     FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004

     WPG Core Bond Fund                      $117,849                    N/A                    N/A
     WPG Large Cap Growth Fund                $43,315                    N/A                    N/A
     WPG Tudor Fund                           $48,919                    N/A                    N/A

     FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003

     WPG Core Bond Fund                       $66,971                    N/A                    N/A
     WPG Large Cap Growth Fund                $21,882                    N/A                    N/A
     WPG Tudor Fund                           $27,475                    N/A                    N/A

     FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002

     WPG Core Bond Fund                       $53,044                    N/A                    N/A
     WPG Large Cap Growth Fund                $27,001                    N/A                    N/A
     WPG Tudor Fund                           $26,175                    N/A                    N/A

     WPG served as the administrator for the funds for the fiscal years ended December 31, 2004, 2003 and 2002. During the fiscal years ended December 31, 2004, 2003 and 2002, the funds paid the following administration fees.


                 FUND NAME              ADMINISTRATION FEES          WAIVERS            REIMBURSEMENTS

     FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004

     WPG Core Bond Fund                            $0                  N/A                    N/A
     WPG Large Cap Growth Fund                $52,525                  N/A                    N/A
     WPG Tudor Fund                           $61,649                  N/A                    N/A

     FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003

     WPG Core Bond Fund                            $0                  N/A                    N/A
     WPG Large Cap Growth Fund                $69,486                  N/A                    N/A
     WPG Tudor Fund                           $76,124                  N/A                    N/A




                 FUND NAME              ADMINISTRATION FEES          WAIVERS            REIMBURSEMENTS

     FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002

     WPG Core Bond Fund                            $0                  N/A                    N/A
     WPG Large Cap Growth Fund                $64,847                  N/A                    N/A
     WPG Tudor Fund                           $69,186                  N/A                    N/A



PRINCIPAL UNDERWRITER


     PFPC Distributors, Inc., a subsidiary of PFPC, Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406 (the "Underwriter") serves as the principal underwriter in connection with the continuous offering of shares of each fund pursuant to an Underwriting Agreement dated August 1998. The Underwriting Agreement's continuance after its initial two-year term must be approved annually by the Trustees, including a majority of the non- Interested Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement was initially approved by the Trustees at a meeting held on July 22, 1998. As the funds' principal underwriter, the Underwriter performs certain services related to the distribution of shares of the funds to the public.


     The Underwriter bears all expenses in providing services under the Underwriting Agreement. Such expenses include compensation to its employees and representatives to any investment dealers and financial firms for distribution related services. The Underwriter also pays certain expenses in connection with the distribution of the funds' shares, including the cost of preparing, printing and distributing advertising materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. WPG, and not the funds, bears the fees charged by the Underwriter. Each fund bears, among other things, the cost of registering its shares under federal, state and foreign securities law.

EXPENSES

         With respect to each fund, the fund pays: (i) fees and expenses of any investment adviser or administrator of the fund; (ii) organization expenses of the fund; (iii) fees and expenses incurred by the fund in connection with membership in investment company organizations; (iv) brokers' commissions; (v) payment for portfolio pricing services to a pricing agent, if any; (vi) legal, accounting or auditing expenses (including an allocable portion of the cost of the Adviser's employees rendering legal services to the fund); (vii) interest, insurance premiums, taxes or governmental fees; (viii) the fees and expenses of the transfer agent of the fund; (ix) the cost of preparing stock certificates or any other expenses, including, without limitation, clerical expenses of issue, redemption or repurchase of shares of the fund; (x) the expenses of and fees for registering or qualifying shares of the fund for sale and of maintaining the registration of the fund and registering the fund as a broker or a dealer; (xi) the fees and expenses of Trustees of the fund who are not affiliated with the Adviser; (xii) the cost of preparing and distributing reports and notices to shareholders, the SEC and other regulatory authorities; (xiii) the fees or disbursements of custodians of the fund's assets, including expenses incurred in the performance of any obligations enumerated by the Declaration of Trust or By-Laws of the fund insofar as they govern agreements with any such custodian;
(xiv) costs in connection with annual or special meetings of shareholders, including proxy material preparation, printing and mailing; and (xv) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business.


     For the Core Bond Fund, the Adviser waived a portion of its advisory fee equal to $358,653, $345,514 and $441,413, respectively during the fiscal years ended December 31, 2002, 2003 and 2004 and the Adviser waived a portion of its advisory fee for the Large Cap Growth Fund equal to $42,980 for the fiscal year ended 2004. See the prospectus and footnotes to the table captioned "Advisory Fees Paid" regarding current fee waivers and expense limitations.

     Each fund may also enter into arrangements with third parties that provide omnibus accounting and transfer agency-related services (including recordkeeping and nondistribution-related shareholder servicing) for the benefit of fund shareholders who are the beneficial owners of fund shares held in nominee form with the third parties. A fund may compensate such third parties for the provision of subaccounting and transfer agency-related services based on a percentage of the fund's assets for which such entities perform such services. To the extent that a fund compensates a third party for the provision of these services, it will not incur duplicative fees with its transfer agent. As of the date of this SAI, the funds have entered into arrangements with the following third parties omnibus account service providers: TD Waterhouse (Large Cap Growth Fund and Tudor Fund) and Fidelity (Large Cap Growth Fund, Tudor Fund and Core Bond Fund).

     The funds' Advisory Agreements each provide that WPG, in its capacities as investment adviser and administrator, may render similar services to others so long as the services provided thereunder are not impaired thereby.


     In an attempt to avoid any potential conflict with portfolio transactions for a fund, the Adviser and the funds have adopted a Code of Ethics in accordance with the requirements of the 1940 Act. The Code contains extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates and others who normally come into possession of information regarding fund portfolio transactions. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. These restrictions are a continuation of the basic principle that the interests of the funds and their shareholders come before those of the Adviser and its employees. The Code is on public file with and available from, the SEC.

ADMINISTRATION AND SERVICE PLAN


     Under the administration and service plan of the Core Bond Fund (the "Plan"), the fund may enter into contracts ("Servicing Agreements") with banks (other than the Custodian), trust companies, broker-dealers or other financial organizations ("Service Organizations") to provide certain administrative and shareholder services ("Services") on behalf of the fund.


     A Service Organization will receive a fee payable by the applicable fund in respect of shares held by or through such Service Organization for its customers for Services performed pursuant to the Plan and the applicable Servicing Agreement. The schedule of fees and the basis upon which such fees will be paid will be determined by the Trustees of the fund; provided, however, that the aggregate annual fees to be paid to all Service Organizations and a fund's expenses under the Plan will not exceed 0.05% of the fund's average daily net assets per year. Neither the Custodian nor WPG will be a Service Organization or receive fees for Services. During the year ended December 31, 2004, the Core Bond Fund paid or incurred fees to Service Organizations of $0 pursuant to its Plan.


     Rule 12b-1 (the "Rule") under the 1940 Act regulates the circumstances under which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Rule defines such distribution expenses to include the cost of "any activity, which is primarily intended to result in the sale of fund shares." The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. Because some or all of the fees to be paid to certain Service Organizations, in some cases, could be deemed to be payment of distribution expenses, and because the Core Bond Fund bears the expense of preparing, printing and distributing the prospectus and Statement of Additional Information, the Board has adopted the Plan and will enter into Service Agreements pursuant thereto. In adopting the Plan, the Board concluded that there is a reasonable likelihood that the Plan will benefit the Core Bond Fund and its shareholders by the provision of the services described above. Specifically, the Board determined that the Plan may increase the assets of the fund which may reduce the fund's expense ratio, reduce securities transaction costs, reduce the advisory fee rates, prevent untimely disposition of portfolio securities to meet redemption requests and increase the diversification of the fund's investments.

     The Plan permits, among other things, the payments to Service Organizations and the reimbursement by the fund, as well as the payment by the fund, of the costs of preparing, printing and distributing prospectuses and statements of additional information for prospective and existing shareholders and of implementing and operating the Plan as described above. A report of the amounts so expended, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review at least quarterly. In addition, the Plan provides that it may not be amended to increase materially the costs which the fund may bear for distribution pursuant to the Plan without shareholder approval and that the other material amendments of the Plan must be approved by the Trustees, and by the non-Interested Trustees who do not have any direct or indirect financial interest in the operation of the Plan or in the related Service Agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the non-Interested Trustees of Funds Trust has been committed to the discretion of the non-Interested Trustees of Funds Trust. The Plan is subject to annual approval, by the Board and by the non-Interested Trustees who do not have any direct or indirect financial interest in the operation of the Plan or in any of such Service Agreements, by vote cast in person at a meeting called for the purpose of voting on the Plan.

     The Plan is terminable at any time by a vote of a majority of the non-Interested Trustees who have no direct or indirect financial interest in the operation of the Plan or in any of the related Service Agreements or by vote of the holders of a "majority of the outstanding voting securities" of the applicable fund. Any Service Agreement will be terminable without penalty, at any time, by vote of a majority of the non-Interested Trustees who have no direct or indirect financial interest in the operation of the Plan or in any of the related Service Agreements, or upon not more than 60 days' written notice to the Service Organization by vote of the holders of a majority of the outstanding voting securities of the fund. The Service Agreement will terminate automatically in the event of its assignment.

     The Core Bond Fund may engage banks to perform administrative and shareholder servicing functions. Judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the fund and alternative means for continuing the servicing of such shareholders would be sought. In that event, changes in the operation of the fund might occur and a shareholder serviced by such bank might no longer be able to avail itself of any automatic investment or other services then being provided by the bank. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions purchasing shares on behalf of their customers may be required to register as dealers pursuant to state law.

TRUSTEES AND OFFICERS

     The Board of Trustees of each fund has responsibility for management of the business of its funds. The executive officers of each fund are responsible for its day to day operations. Set forth below is certain information concerning the Trustees and Officers of the funds. Unless otherwise noted, each individual serves in the capacity indicated with each fund.




                                                                                        NUMBER OF
                                                                                      PORTFOLIOS IN
                                    TERM OF OFFICE AND                                  FUND COMPLEX
  NAME, ADDRESS, POSITION WITH      LENGTH OF TIME      PRINCIPAL OCCUPATION(S)       OVERSEEN BY       OTHER DIRECTORSHIPS HELD
    THE TRUST, DATE OF BIRTH             SERVED*           DURING PAST 5 YEARS           TRUSTEE                BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE


                                                                                        NUMBER OF
                                                                                      PORTFOLIOS IN
                                    TERM OF OFFICE AND                                  FUND COMPLEX
  NAME, ADDRESS, POSITION WITH      LENGTH OF TIME      PRINCIPAL OCCUPATION(S)       OVERSEEN BY       OTHER DIRECTORSHIPS HELD
    THE TRUST, DATE OF BIRTH             SERVED*           DURING PAST 5 YEARS           TRUSTEE                BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE

Daniel S. Vandivort                 Since 1994 for      Senior Managing               3
Chairman of the Board               and all positions   Director, WPG
and President (1, 2, 3)             except
One New York Plaza                  Chairman of
New York, NY 10004                  the Board for
                                    which Mr.
7/4/54                              Vandivort has
                                    so served since
                                    2004
------------------------------------------------------------------------------------------------------------------------------------

DISINTERESTED TRUSTEES

Raymond R. Herrmann, Jr.            Since 1970          Chairman of the Board,        3                 Life Member, Board of
                                                        Sunbelt Beverage                                Overseers of Cornell
9/11/20                                                 Corporation (distributor                        Medical College; Member
                                                        of wines and liquors);                          of Board and Executive
                                                        Former Vice Chairman and                        Committee, Sky Ranch for
                                                        Director, McKesson                              Boys
                                                        Corporation (U.S.
                                                        distributor of drugs and
                                                        health care products,
                                                        wine and spirits)

Graham E. Jones                     Since 1985          Senior Vice President,        3                 Trustee of various
                                                        BGK Realty, Inc.                                investment companies of
1/31/33                                                                                                 Deutsche Asset
                                                                                                        Management; Trustee of
                                                                                                        various investment
                                                                                                        companies managed by Sun
                                                                                                        Capital Advisors



                                                                                        NUMBER OF
                                                                                      PORTFOLIOS IN
                                    TERM OF OFFICE AND                                  FUND COMPLEX
  NAME, ADDRESS, POSITION WITH      LENGTH OF TIME      PRINCIPAL OCCUPATION(S)       OVERSEEN BY       OTHER DIRECTORSHIPS HELD
    THE TRUST, DATE OF BIRTH             SERVED*           DURING PAST 5 YEARS           TRUSTEE                BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
William B. Ross                     Since 1972          Self-employed Financial       3
Trustee                                                 Consultant
4044 N. Farwell Avenue
Shorewood, WI  53211

8/22/27


Robert A. Straniere                                     Member, New York State         3                Director, various Reich
Trustee                                                 Assembly; Sole                                  and Tang Funds
182 Rose Avenue                                         Proprietor, Straniere Law
Staten Island, NY 10306                                 Firm

3/28/41





                                    TERM OF OFFICE AND
  NAME, ADDRESS, POSITION WITH      LENGTH OF TIME                  PRINCIPAL OCCUPATION(S)
    THE TRUST, DATE OF BIRTH             SERVED*                      DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------

INTERESTED PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

Richard A. Shuster                  Since 1999          Managing Director, WPG (since 1999) and head
President (2)                                           of WPG's Small Cap Value Team
One New York Plaza
New York, NY  10004

2/23/61

Gregory N. Weiss                    Since 1999          Managing Director, WPG.  Principal Portfolio
Vice President (2)                                      Manager and Research Analyst of WPG (since
One New York Plaza                                      1999)
New York, NY  10004

2/9/73

Peter Albanese                      Since 2003          Principal, WPG (since 2003).  Prior thereto,
Vice President (1)                                      Senior Vice President, US Trust Co. of New
One New York Plaza                                      York
New York, NY  10004

4/7/69

E.K. Easton Ragsdale                Since 2003          Portfolio Manager, WPG (since 2003).  Prior
President (1)                                           thereto, Managing Director and Associate Head
One New York Plaza                                      of Equity, State Street Research & Management
New York, NY  10004                                     Co.

10/16/51

Sid Bakst                           Since 1998          Managing Director, WPG
Vice President (3)
One New York Plaza
New York, NY  10004

8/9/62
------------------

[Insert CCO's biography]


* Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually.


** Mr. Vandivort is an "interested person" of the funds as defined in the 1940 Act due to his position as Chairman of the Board and Managing Director of WPG.

(1) Large Cap Growth Fund

(2) Tudor Fund

(3) Core Bond Fund

The funds' each have two standing committees of the Board - an Audit Committee and a Nominating Committee. Messrs. Herrmann, Jr., Jones, Ross and Straniere, each a Disinterested Trustee, serve on the Audit Committee and the Nominating Committee. The functions of the Audit Committee include recommending independent auditors to the Board, monitoring the independent auditors' performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the Trustees. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Disinterested Trustees. The Board of Trustees will consider candidates timely proposed for nomination by the shareholders for election as Trustees prior to a scheduled meeting of the Nominating Committee at which the Trustees are considering changing the composition of the Board.

During the most recently completed fiscal year for the Funds Trust, the Trust's Board of Trustees held [__] meetings. The Audit Committee held [__] meetings and the Nominating Committee held [__] meetings.

     Set Forth below is the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2004:


-----------------------------------------------------------------------------------------------------------------------
                                                                                              AGGREGATE DOLLAR RANGE OF
                                                                                               EQUITY SECURITIES IN ALL
              NAME OF TRUSTEE           DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND*               WPG FUNDS*
-----------------------------------------------------------------------------------------------------------------------

DISINTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------------
Raymond R. Herrmann, Jr.                          Large Cap Growth                            [C]                   [E]
                                                  Tudor Fund                                  [D]
                                                  Core Bond Fund                              [A]
-----------------------------------------------------------------------------------------------------------------------
Graham E. Jones                                   Large Cap Growth                            [A]                   [E]
                                                  Tudor Fund                                  [E]
                                                  Core Bond Fund                              [A]
-----------------------------------------------------------------------------------------------------------------------

                                      -47-




-----------------------------------------------------------------------------------------------------------------------
                                                                                              AGGREGATE DOLLAR RANGE OF
                                                                                               EQUITY SECURITIES IN ALL
              NAME OF TRUSTEE           DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND*               WPG FUNDS*
-----------------------------------------------------------------------------------------------------------------------

William B. Ross                                   Large Cap Growth                            [D]                   [E]
                                                  Tudor Fund                                  [D]
                                                  Core Bond Fund                              [C]
-----------------------------------------------------------------------------------------------------------------------
Robert A. Straniere                               Large Cap Growth                            [A]                   [B]
                                                  Tudor Fund                                  [A]
                                                  Core Bond Fund                              [A]
-----------------------------------------------------------------------------------------------------------------------

   *A = None
   B = $1 - $10,000
   C = $10,001 - $50,000
   D = $50,001 - $100,000
   E = Over $100,000


COMPENSATION OF TRUSTEES AND OFFICERS


     The funds do not pay compensation to their Trustees that are affiliated with the Adviser or to their officers. None of the Trustees or officers have engaged in any financial transactions (other than the purchase or redemption of the funds' shares) with the funds during the fiscal year ended December 31, 2004.

     The following table sets forth all compensation paid to the Trustees as of each fund's fiscal year ended December 31, 2004:

AGGREGATE COMPENSATION FROM THE FUNDS*


                                                                                              PENSION OR
                                                                                         RETIREMENT BENEFITS     TOTAL COMPENSATION
NAME OF TRUSTEE            CORE                LARGE CAP       EQUITY TUDOR               ACCRUED AS PART OF     FROM FUNDS & OTHER
                        BOND FUND             GROWTH FUND          FUND                     FUNDS' EXPENSE        FUNDS IN COMPLEX
------------------------------------------------------------------------------------------------------------------------------------
Raymond R. Herrmann, Jr.                                                                       $   0
Graham E. Jones                                                                                    0
William B. Ross                                                                                    0
Robert A. Straniere                                                                                0

* As of the date of this Statement of Additional Information there were 3 funds in the fund complex. Amounts per fund are rounded to the nearest dollar. During the course of 2004, four funds within the funds complex were liquidated. Such liquidated funds bore a pro rata portion of the compensation paid to the Disinterested Trustees.


MATERIAL RELATIONSHIPS OF THE DISINTERESTED TRUSTEES.

     For the purposes of the statements below: the immediate family members of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person; an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person; a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, in each case for which the Adviser or any of its affiliates acts as investment adviser.


     As of December 31, 2004, none of the Disinterested Trustees, nor any of the members of their immediate family, beneficially own any securities issued by the Adviser or any other entity in a control relationship to the Adviser. During the calendar years of 2003 and 2004, none of the Disinterested Trustees, nor any member of their immediate family, had any direct or indirect interest (the value of which exceeds $60,000), whether by contract, arrangement or otherwise, in WPG or any other entity in a control relationship to the Adviser. During the calendar years 2003 and 2004, none of the Disinterested Trustees, nor any member of their immediate family, has had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each, a "fund-related party"): (i) the funds, (ii) an officer of any of the funds, (iii) a related fund, (iv) an officer of any related fund, (v) WPG; (vi) any affiliate of WPG; or (vii) an officer of any such affiliate.

     During the calendar years 2003 and 2004, none of the Disinterested Trustees, nor any members of their immediate family, had any relationship (the value of which exceeds $60,000) with any fund-related party, including, but not limited to, relationships arising out of (i) the payments for property and services, (ii) the provisions of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate), or (iv) the provision of consulting service.

     None of the Trustees or officers of the funds has any arrangement with any other person pursuant to which the Trustee or officer serve in that capacity. During the calendar years 2003and 2004 none of the Disinterested Trustees, nor any member of their immediate family, had any position, including as an officer, employee, director or partner, with any of: (i) the any of the funds, (ii) an officer of any of the funds, (iii) a related fund, (iv) an officer of any related fund, (v) WPG, or (vi) any other entity in a control relationship to the funds.

                              BENEFICIAL OWNERSHIP
                              AS OF MARCH 31, 2004

SHARES (PERCENTAGE OF OUTSTANDING) HELD BY:


                                                                                                           WPG ADVISORY ACCOUNTS IN
                                  TRUSTEES AND                                                                WHICH WPG DISCLAIMS
            FUND              OFFICER (AS A GROUP)             WPG            WPG ADVISORY ACCOUNTS (1)       BENEFICIAL OWNERSHIP
------------------------------------------------------------------------------------------------------------------------------------
Core Bond Fund                [5,118          0.1%      190,223       2.2%    6,299,617           56.1%    6,299,617          56.1%]
Large Cap Growth Fund         [4,400          0.2%          376       0.0%    1,168,755           43.4%    1,168,755          43.4%]
Tudor Fund                    [30,688         0.7%          828       0.0%      859,692           19.1%      859,692          19.1%]

*As of March 31, 2004, the Trustees and officers of each fund as a group beneficially owned not more than 1% of the outstanding shares of each fund.


(1) WPG Advisory Accounts are advisory accounts over which WPG or its affiliates have discretionary investment authority and/or discretionary authority to vote the securities held in such accounts.


                              PROXY VOTING POLICIES

     The Boards of Trustees have delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by each fund to the Adviser, subject to the Board's continuing oversight. In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and solely in the interest of the funds. The Adviser will consider factors affecting the value of the funds' investment and the rights of shareholders in its determination on voting portfolio securities.

     The Adviser has adopted proxy voting policies and procedures with respect to voting proxies relating to portfolio securities held by the funds. The Adviser employs a third party service provider to assist in the voting of proxies. These policies and procedures have been provided to the service provider, who analyzes the proxies and makes recommendations, based on the Adviser's policy, as to how to vote such proxies. A copy of the Adviser's Proxy Voting Policies is included with this SAI. Please see Appendix C to this SAI for further information.

     Information regarding how the funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available, without charge, upon request, by calling 1-800-223-3332 and by visiting the SEC website at HTTP://WWW.SEC.GOV.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of February 10, 2005, to the funds' knowledge, the following named persons at the addresses shown below were owners of record of approximately 5% or more of the total outstanding shares of funds indicated below. The funds do not know whether such persons also beneficially own such shares. Any shareholder that owns 25% or more of the outstanding shares of a fund may be presumed to "control" (as that term is defined in the 1940 Act) the fund. Shareholders controlling a fund could have the ability to vote a majority of the shares of the fund on any matter requiring approval of the shareholders of the fund.


------------------------------------------------------------------------------------------------------------------------
                                                                                                 PERCENTAGE OF SHARES
     FUND NAME                              SHAREHOLDER NAME AND ADDRESS                                 OWNED
------------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND                   Charles Schwab & Co. Inc.                                       10.47%
                                        Reinvest Account
                                        Attn. Mutual Funds Dept.
                                        101 Montgomery Street
                                        San Francisco, CA 94101

------------------------------------------------------------------------------------------------------------------------
TUDOR FUND                              Charles Schwab & Co. Inc.                                        6.16%
                                        Reinvest Account
                                        Attn. Mutual Funds Dept.
                                        101 Montgomery Street
                                        San Francisco, CA 94101

------------------------------------------------------------------------------------------------------------------------
CORE BOND FUND                          Parbanc Co.                                                     25.64%
                                        514 Market Street
                                        Parkersburg, WV 26101-5144

------------------------------------------------------------------------------------------------------------------------
                                        SEI Private Trust Co.                                           12.17%
                                        c/o M&T Bank ID 337
                                        1 Freedom Valley Drive
                                        Oaks, PA 19456

------------------------------------------------------------------------------------------------------------------------
                                        Hotel Employees & Restaurant                                     6.63%
                                        Employees Union LCL #54 Pension Plan
                                        Taft-Hartley Trust - Pension Plan
                                        Attn. Bill Kirkwood
                                        203-205 N. Sovereign Avenue
                                        Atlantic City, NJ 08401

------------------------------------------------------------------------------------------------------------------------
                                        Charles Schwab & Co. Inc.                                        6.25%
                                        Reinvest Account
                                        Attn. Mutual Funds Dept.
                                        101 Montgomery Street
                                        San Francisco, CA 94101

------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                                                                 PERCENTAGE OF SHARES
     FUND NAME                              SHAREHOLDER NAME AND ADDRESS                                 OWNED
------------------------------------------------------------------------------------------------------------------------
                                        Louis Berkowitz Family Foundation                                5.46%
                                        1 Huntington Quadrangle Ste 2512
                                        Melville, NY 11747

------------------------------------------------------------------------------------------------------------------------

     As of February 10, 2005, Trustees and officers as a group owned less than 1% of the shares of each fund.


                             HOW TO PURCHASE SHARES

                (SEE "HOW TO PURCHASE SHARES" IN THE PROSPECTUS)

     The offering of shares of each fund is continuous. A fund may terminate the continuous offering of its shares and may refuse to accept any purchase order at any time at the discretion of its Trustees. Shares of the funds may be purchased from the funds directly by an investor or may be purchased on behalf of an investor by WPG or another broker-dealer or, in the case of Core Bond Fund, by a Service Organization. An investor directly purchasing a fund's shares should complete and execute the subscription form included with the prospectus in accordance with the instructions in the prospectus. Investors purchasing a fund's shares through WPG, another broker-dealer or a Service Organization should contact WPG, the broker-dealer or the Service Organization, as appropriate, directly by mail or by telephone for appropriate instructions.

     In the case of telephone subscriptions, if full payment for telephone subscriptions is not received by the fund within the customary time period for settlement then in effect after the acceptance of the order by the fund, the order is subject to cancellation and the purchaser will be liable to the affected fund for any loss suffered as a result of such cancellation. To recoup such loss each fund reserves the right to redeem shares owned by any shareholder whose purchase order is cancelled for non-payment, and such purchaser may be prohibited from placing further telephone orders.

     The purchaser of a fund's shares pays no sales load or underwriting commission with respect to an investment in the fund. If a subscription or redemption is arranged and settlement made through a member of the National Association of Securities Dealers, Inc. ("NASD"), then that member may, in its discretion, charge a fee for this service. Service Organizations may receive fees for certain administrative services, which they perform for the Core Bond Fund and may also, charge their customers fees for automatic investment, redemption or other services provided to the customers. Information concerning services and customer charges will be provided by the particular Service Organization to any customer who must authorize the purchase of a fund's shares prior to such purchase.

     Shares of the funds may be transferred upon delivery to the Transfer Agent of appropriate written instructions, which clearly identify the account and the number of shares to be transferred.

Such instructions must be signed by the registered owner and must be accompanied by certificates for the shares, if any, which are being transferred, duly endorsed, or with an executed stock power. No signature guarantee will be required on a transfer request if the proceeds of the transfer are requested to be made payable to the shareholder of record and sent to the record address of such shareholder. Otherwise, the signature on the letter of instructions and the share certificates or the stock power must be guaranteed, and otherwise be in good order for purposes of transfer. The funds are not bound to record any transfer until all required documents have been received by the Transfer Agent.

     Signature guarantees, when required, must be obtained from any one of the following institutions, provided that such institution meets credit standards established by the funds' Transfer Agent: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000;
(iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, or a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency.

     In addition to the Transfer Agent, each fund has authorized one or more brokers and dealers to accept on its behalf orders for the purchase and redemption of fund shares. Under certain conditions, such authorized brokers and dealers may designate other intermediaries to accept orders for the purchase and redemption of fund shares. In accordance with a position taken by the staff of the SEC, such purchase and redemption orders are considered to have been received by a fund when accepted by the authorized broker or dealer or, if applicable, the authorized broker's or dealer's designee. Also in accordance with the position taken by the staff of the SEC, such purchase and redemption orders will receive the appropriate fund's net asset value per share next computed after the purchase or redemption order is accepted by the authorized broker or dealer or, if applicable, the authorized broker's or dealer's designee.

LIMITS ON FUND SHARE TRANSACTIONS

     The funds are not intended for market timing or excessive trading. To deter such activities, the funds or their agents may temporarily or permanently suspend or terminate, without any prior notice, exchange privileges of any investor who makes more than two redemptions, including by exchange, (each exceeding $10,000 in value) out of a fund within 60 days of a purchase, including by exchange, and bar, without any prior notice, future purchases of the funds by such an investor, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. This trading policy also applies to any pair of transactions involving a purchase of shares of any one fund followed by a redemption of an offsetting or substantially equivalent dollar amount of shares of that same fund. In addition, the funds or their agents may also reject any purchase orders (including exchange purchases) by any investor or group of investors indefinitely for any reason, including in particular, purchase orders that they believe are attributable to market timers or are otherwise excessive or potentially disruptive to the funds.

     Orders placed by investors in violation of the exchange limits or the excessive trading policies or by investors that the funds believe are market timers may be revoked or cancelled by a fund on the next business day after receipt of the order.


     Systematic purchases and redemptions are exempt from this policy. This policy may be modified for accounts held by certain retirement plans to conform to plan exchange limits or Department of Labor regulations, and for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs. These exchange limits are subject to the funds' ability to monitor exchange activity, as discussed under "Limitations on the Ability to Detect and Curtail Excessive Trading Practices" in the prospectus. In applying this policy, the funds consider the information available to them at the time and may consider trading done in multiple accounts under common ownership, control or influence.


     If the transaction activity in any account or group of accounts under common management exceeds this limit, the applicable fund may, at its discretion, refuse additional purchase orders, or the purchase portion of additional exchange orders, as the case may be, with respect to such account or group of accounts for the remainder of the calendar year. Redemption orders will not be refused.

SHARE CERTIFICATES


     Core Bond Fund will not issue share certificates. Each other fund will not issue share certificates unless you have been a shareholder of the fund for at least 30 days and you specifically request share certificates in writing. The funds will issue certificates only for full shares. Most shareholders elect not to receive share certificates. You may not redeem or exchange shares by telephone if you have been issued certificates for those shares. If you lose a share certificate you may incur an expense to replace it.


"IN-KIND" PURCHASES

     Shares of a fund may be purchased, in whole or in part, by delivering to the fund securities that (a) meet the investment objective and policies of that fund, (b) have readily available market prices and quotations, (c) are liquid securities not restricted as to transfer and (d) are otherwise acceptable to the Adviser and the fund, which reserve the right to reject all or any part of the securities offered in exchange for shares of such fund. An investor who wishes to make an "in-kind" purchase should furnish to the fund a list with a full and exact description of all of the securities, which he proposes to deliver. The market value of securities accepted in exchange must be at least equal to the initial or additional purchase minimum. The fund will specify those securities which it is prepared to accept and will provide the investor with the necessary forms to be completed and signed by the investor. The investor should then send the securities, in proper form for transfer, with the necessary forms to the fund's custodian and certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. The securities will be valued as of the close of business on the day of receipt by the fund in the same manner as portfolio securities of the fund are valued. See "Net Asset Value." The number of full and fractional fund shares having a net asset value (as next determined following receipt of the securities) equal to the value of the securities delivered by the investor will be issued to the investor, less any applicable stock transfer taxes. A fund will acquire such securities for investment purposes only and not for immediate resale. The exchange of securities by the investor for shares of a fund is a taxable transaction that may result in recognition of gain or loss on the securities so exchanged for federal, state and local income tax purposes. Investors should consult their own tax advisers in light of their particular tax situations.

                              REDEMPTION OF SHARES

                 (SEE "HOW TO REDEEM SHARES" IN THE PROSPECTUS)

     Any shareholder of a fund is entitled to require the fund to redeem all or part of his shares. It is suggested that all redemption requests be sent by certified mail, return receipt requested. Investors whose shares are purchased through their accounts at WPG, a broker-dealer or a Service Organization may redeem all or a part of their shares in accordance with instructions pertaining to such accounts. It is the responsibility of WPG, the broker-dealer or the Service Organization to transmit the redemption order and credit its customer's account with the redemption proceeds on a timely basis. Other investors may redeem all or part of their shares in accordance with the procedures detailed in the prospectus.

     The redemption price, which may be more or less than the price paid by the shareholder for his shares, is the net asset value per share next determined after a written request for redemption in proper form is received by PFPC, Inc. (the "Transfer Agent") or the fund, subject to the short-term redemption fee described below. Redemptions are taxable transactions for shareholders who are subject to tax. Redemption requests, which are not in proper form, will be returned to the shareholder for correction. Redemptions will not become effective until all documents in proper form have been received by the Transfer Agent. The Transfer Agent will reject redemption requests unless checks (including certified checks or cashier's checks) received for shares purchased have cleared (which may take up to fifteen days). To prevent such rejection, an investor may contact the fund or the Transfer Agent to arrange for payment for shares in cash or another form of immediately available funds.

     Redemptions are subject to the short-term redemption fee described under "Share Price and Other Shareholder Information" in the prospectus.

     The redemption price may be paid in cash or portfolio securities, at each fund's discretion. The funds have, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the redemption price and the shareholder may incur a brokerage charge when the shareholder sells the securities he receives. The selection of such securities will be made in such manner, as the officers of the affected fund deem fair and reasonable.

     Payment for redeemed shares normally will be made after receipt by the Transfer Agent of a written request for redemption in proper form as more fully described in the prospectus. Normally redemption proceeds are paid by check and mailed to the shareholder of record. Shareholders may elect to have payments wired to their bank, unless their bank cannot receive federal reserve wires. (Please contact the funds for further information on wire charges.) Such payment may be postponed, and the right of redemption suspended during any period when:
(a) trading on the New York Stock Exchange ("NYSE") is restricted as determined by the applicable rules and regulations of the SEC or the NYSE is closed for other than weekends and holidays; (b) the SEC has, by order, permitted such suspension; or (c) an emergency, as defined by rules and regulations of the SEC, exists, making disposal of portfolio securities or valuation of net assets of the fund not reasonably practicable.


                                 NET ASSET VALUE

     (SEE "HOW EACH FUND'S NET ASSET VALUE IS DETERMINED" IN THE PROSPECTUS)


     The net asset value of each fund is determined once daily, Monday through Friday (when the NYSE is open for regular trading) on each day (other than a day during which no shares of the applicable fund were tendered for redemption and no order to purchase or sell shares of that fund was received) in which there is a sufficient degree of trading in that fund's portfolio securities that the current net asset value of that fund's shares might be materially affected. Such determination is made as of the close of regular trading on the NYSE, normally 4:00 p.m. New York City time. The net asset value per share is calculated by dividing the value of a fund's securities, cash and other assets (including dividends accrued but not collected) less all of its liabilities (including options and accrued expenses but excluding capital and surplus), by the total number of shares outstanding, the result being rounded to the nearest cent. All expenses of a fund are accrued daily and taken into account for the purpose of determining the net asset value. The NYSE is not open for trading on weekends or on New Year's Day (January 1), Dr. Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day (July 4), Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day (December 25).


     The public offering price of a fund's shares is the net asset value per share next determined after receipt of an order. Orders for shares which have been received by a fund or the Transfer Agent prior to the close of regular trading of the NYSE are confirmed at the offering price effective at the close of regular trading of the NYSE on that day, while orders received subsequent to the close of regular trading of the NYSE will be confirmed at the offering price effective at the close of regular trading of the NYSE on the next day on which the net asset value is calculated.

     Portfolio securities traded on more than one U.S. national securities exchange or on a U.S. exchange and a foreign securities exchange are valued at the last sale price, or in the case of securities traded on Nasdaq, the Nasdaq official close, from the exchange representing the principal market for such securities on the business day when such value is determined. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at currency exchange rates determined by the fund's custodian to be representative of fair levels at times prior to the close of trading on the NYSE. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on the NYSE and may not take place on all business days that the NYSE is open and may take place on days when the NYSE is closed. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in a fund's calculation of net asset value unless the Adviser determines that the particular event would materially affect net asset value, in which case an adjustment would be made.


     In determining the net asset value of each fund's securities, options on securities, futures contracts and options thereon which are listed or admitted to trading on a national exchange, are valued at their last sale on such exchange prior to the time of determining net asset value; or if no sales are reported on such exchange on that day, at the mean between the most recent bid and asked price. Securities listed on more than one exchange shall be valued on the exchange on which the security is most extensively traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. Other securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the funds' Valuation Committee as authorized by the Boards.


     Bonds and other fixed income securities (other than short-term obligations but including listed issues) in a fund's portfolio are valued at fair market value on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, when such valuations are believed to reflect the fair value of such securities.

     For purposes of determining the net asset value of the funds' shares, options transactions will be treated as follows: When a fund sells an option, an amount equal to the premium received by that fund will be included in that fund's accounts as an asset and a deferred liability will be created in the amount of the option. The amount of the liability will be marked to the market to reflect the current market value of the option. If the option expires or if that fund enters into a closing purchase transaction, that fund will realize a gain (or a loss if the cost of the closing purchase exceeds the premium received), and the related liability will be extinguished. If a call option contract sold by a fund is exercised, that fund will realize the gain or loss from the sale of the underlying security and the sale proceeds will be increased by the premium originally received.



                                INVESTOR SERVICES

     The funds offer a variety of services, as described in Appendix B and in the sections that follow, designed to meet the needs of their shareholders. The costs of providing such services are borne by the funds, except as otherwise specified below. Further information on each service is set forth in the prospectus under the caption "Shareholder Services."

AUTOMATIC REINVESTMENT PLAN

     For the convenience of a fund's shareholders and to permit shareholders to increase their shareholdings in a fund, the funds' Transfer Agent is, unless otherwise specified, appointed in the subscription form by the investor as an agent to receive all dividends and capital gains distributions and to reinvest them in shares (or fractions thereof) of the applicable fund, at the net asset value per share next determined after the record date for the dividend or distribution. The investor may, of course, terminate such agency agreement at any time by written notice to the Transfer Agent, and direct the Transfer Agent to have dividends or capital gains distributions, or both, if any, sent to him in cash rather than reinvested in shares of the applicable fund. The funds or Transfer Agent may also terminate such agency agreement, and the funds have the right to appoint a successor Transfer Agent.

EXCHANGE PRIVILEGE

     Shares of a fund may be exchanged by mail for shares of any other fund at their relative net asset values (subject to the short-term redemption fee described under "Share Price and Other Shareholder Information" in the prospectus). Shareholders may exchange shares by telephone or telegram once the Telephone Authorization Section of the account application has been completed and filed with the Transfer Agent and it has been accepted. To exchange shares by telephone, call 1-800-223-3332 between the hours of 9:00 a.m. and 4:00 p.m. Eastern time on any day that the funds are open for business. A current prospectus, which may be obtained from a fund, should be read in advance of any investment in any fund. For tax purposes, an exchange involves a redemption of shares, which is a taxable transaction for shareholders who are subject to tax. Signatures on the written authorization to exchange by telephone or telegram must be guaranteed in the same manner as set forth under "How to Purchase Shares." However, for exchanges by mail, no guarantee is required if the exchange is being made into an identically registered account. The exchange privilege is available only in those jurisdictions where shares of the funds may be legally sold. When establishing a new account by an exchange, the value of the shares redeemed must meet the minimum initial investment requirement of the funds involved. If for these or other reasons the exchange cannot be effected, the shareholder will be so notified.

     This service is intended to provide shareholders with a convenient way to switch their investments when their objectives or perceived market conditions suggest a change. The exchange privilege is not meant to afford shareholders an investment vehicle to play short-term swings in the stock market by engaging in frequent transactions in and out of the funds. Shareholders who engage in such frequent transactions may be prohibited from or restricted in placing future exchange orders. See "How To Redeem Shares --Excessive Trading" in the prospectus and "How To Purchase Shares --Limits On Fund Share Transactions" above for limitations on exchanges and trading in the funds' shares.

AUTOMATIC INVESTMENT PLAN


     The Automatic Investment Plan enables investors to make regular (monthly or quarterly) investments of $50 or more in shares of any fund through an automatic withdrawal from your designated bank account by simply completing the Automatic Investment Plan application. Please call 1-800-223-3332 or write to WPG to receive this form. By completing the form, you authorize the funds' Custodian to periodically draw money from your designated account, and to invest such amounts in account(s) with the fund(s) specified. The transaction will be automatically processed to your mutual fund account on or about the first business day of the month or quarter you designate.


     If you elect the Automatic Investment Plan, please be aware that: (1) the privilege may be revoked without prior notice if any check is not paid upon presentation; (2) the funds' Custodian is under no obligation to notify you as to the non-payment of any check, and (3) this service may be modified or discontinued by the funds' Custodian upon thirty (30) days' written notice to you prior to any payment date, or may be discontinued by you by written notice to the Transfer Agent at least ten (10) days before the next payment date.



SYSTEMATIC WITHDRAWAL PLAN

     Redemption of shares for such purposes may reduce or even liquidate the account, particularly in a declining market. Such payments paid to a shareholder cannot be considered a yield or income on the investment. Payments to a shareholder in excess of distributions of investment income will constitute a return of his invested principal, and liquidation of shares pursuant to this Plan is a redemption, which is a taxable transaction for shareholders who are subject to tax.

     Withdrawals at the same time as regular purchases of a fund's shares ordinarily will not be permitted since purchases are intended to accumulate capital and the Systematic Withdrawal Plan is designed for the regular withdrawal of funds, except that a shareholder may make lump sum investments, of $5,000 or more. The Systematic Withdrawal Plan may be terminated by the shareholder, without penalty, at any time and the funds may terminate the Plan at will. There are no contractual rights on the part of either party with respect to the Plan.

                          DIVIDENDS, DISTRIBUTIONS AND
                                   TAX STATUS

     Each fund is separate for investment and accounting purposes and is treated as a separate entity for U.S. federal income tax purposes. A regulated investment company qualifying under Subchapter M of the Code is not subject to U.S. federal income tax on amounts distributed to shareholders, including distributions of net realized capital gains, to the extent that it properly distributes all or substantially all of its taxable and tax-exempt net investment income in accordance with the timing and other requirements of the Code. Each fund has elected to be treated, has qualified, and intends to continue to qualify as a regulated investment company for each taxable year.

         Qualification of a fund for the favorable federal income tax treatment as a regulated investment company under the Code requires, among other things, that (a) at least 90% of the fund's gross income for its taxable year, without offset for losses from the sale or other disposition of stock or securities, be derived from interest, payments with respect to securities loans, dividends, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) the fund distribute for its taxable year (in accordance with the Code's timing and other requirements) to its shareholders as dividends an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses earned in such year as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) 90% of the excess of its gross tax-exempt interest income over certain disallowed deductions; and (c) the fund diversify its assets so that, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of its total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities limited in respect of any one issuer to no more than 5% of the fair market value of the fund's total assets and 10% of the outstanding voting securities of such issuer and (ii) no more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the fund and which are engaged in the same, similar, or related trades or businesses.

         Each fund intends to distribute at least annually to its shareholders all or substantially all of its taxable income (if any) (including net realized capital gains) and any net tax-exempt interest. However, if a fund meets its distribution requirements as described above, but chooses to retain any investment company taxable income or "net capital gain" (the excess, if any, of net long-term capital gain over net short-term capital loss), it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors and may therefore make it more difficult for a fund that invests in foreign securities to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, each fund generally expects to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a fund does not qualify as a regulated investment company, it will be taxed on all of its taxable income at corporate rates, its net tax-exempt interest (if any) may be subject to the alternative minimum tax, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

         Each fund is subject to a 4% nondeductible federal excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires that a fund distribute (or be deemed to have distributed) to shareholders during a calendar year at least 98% of the fund's ordinary income (not including tax-exempt interest) for the calendar year, at least 98% of its capital gain net income (the excess of its capital gains over its capital losses realized during the one-year period ending October 31 during such year), as well as any income or gain (as so computed) from the prior calendar year that was not distributed for such year and on which the fund paid no U.S. federal income tax. Each fund has distribution policies that should generally enable it to avoid liability for this tax.

         In general, assuming that a fund has sufficient earnings and profits, dividends from investment company taxable income of a fund will either be taxed to shareholders as ordinary income, or, if so designated by the fund and certain other conditions are met, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate.


         Dividend distributions to individual shareholders may qualify for such maximum 15% U.S. federal income tax rate to the extent that such dividends are attributable to "qualified dividend income," as that term is defined in Section 1(h)(11)(B) of the Code, from a fund's investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the fund and the shareholder. It is expected that no dividends from any of the funds, other than from Large Cap Growth Fund and Tudor Fund, will be eligible to be taxed as qualified dividend income.


         A dividend that is attributable to qualified dividend income of a fund that is paid by the fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

         Dividends from net capital gain that are designated as "capital gain dividends" will be taxed to shareholders as long-term capital gain without regard to the length of time a shareholder has held shares of the fund, for U.S. federal income tax purposes. Capital gain dividends distributed by a fund to individual shareholders, generally will qualify for the maximum 15% federal tax rate on long-term capital gains, subject to certain limited exceptions. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders. Under current law, the maximum 15% federal income tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

         Dividends, including capital gain dividends, declared as of a record date in October, November or December and paid in the following January are treated under the Code as if they were received by a shareholder on December 31of the year in which they are declared. Capital gain dividends are paid after taking into account, and reducing the distribution to the extent of, any available capital loss carryforwards. The funds have the following capital loss carryforwards as of December 31, 2004, showing amount(s) and expiration date(s) for each fund:

     FUND                       AMOUNT (000'S)        YEAR OF EXPIRATION
Core Bond                           $3,091                    2007
Tudor                                    0                     N/A
Large Cap Growth                         0                     N/A


     Net capital gain of a fund is taxable to shareholders as long-term capital gains if it is either distributed in the form of capital gain dividends or retained by the fund and designated for treatment as capital gains distributed to the shareholders. Capital gain dividends are not eligible for the dividends-received deduction, which is described below. If any net capital gain is retained by a fund for reinvestment, requiring U.S. federal income taxes to be paid thereon by the fund, the fund will elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such long-term capital gains as capital gains, will be able to claim his share of U.S. federal income taxes paid by the fund on such gains as a credit against his own U.S. federal income tax liability, and will be entitled to increase the adjusted tax basis of his fund shares by the difference between his pro rata share of such gains and his tax credit.


     Each year, each fund will notify shareholders of the tax status of its dividends and distributions. Distributions of interest income exempt for U.S. federal income tax purposes may also be exempt under the tax laws of certain states or localities if derived from obligations of such states or localities. Such an exemption may be subject to certain concentration, designation, reporting or other requirements in certain jurisdictions, which in some cases may not be satisfied by a fund.

     A portion of the dividends from the Large Cap Growth Fund and Tudor Fund may qualify for the 70% dividends-received deduction for corporate shareholders. The portion of such dividends which qualifies for such deduction is the portion, properly designated by the funds, which is derived from dividends of U.S. domestic corporations with respect to shares held by the funds that are not debt-financed and have been held for tax purposes at least a minimum period, generally 46 days, extending before and after each such dividend. The dividends-received deduction for corporations will be reduced to the extent the shares of a fund with respect to which the dividends are received are treated as debt-financed under the Code and will be eliminated if such shares are deemed to have been held (for tax purposes) for less than the minimum period referred to above with respect to each dividend. Shareholders will be informed of the percentages of dividends which may qualify for the dividends-received deduction. Dividends from the Core Bond Fund will not qualify for the dividends-received deduction.

     Section 1059 of the Code provides for a reduction in a stock's basis for the untaxed portion (i.e., the portion qualifying for the dividends-received deduction) of an "extraordinary dividend" if the stock has not been held for more than two years prior to the dividend announcement date.

Extraordinary dividends are dividends paid during a prescribed period which equal or exceed 10 percent (5 percent for preferred stock) of the recipient corporation's adjusted basis in the stock of the payor or which meet an alternative fair market value test. To the extent that dividend payments by the Large Cap Growth Fund and Tudor Fund to their corporate shareholders constitutes extraordinary dividends, such shareholders' basis in their shares will be reduced, and to the extent such basis is reduced below zero, current recognition of income may be required.


     The excess, if any, of a corporation's "adjusted current earnings" over its "alternative minimum taxable income" includes the amount of dividends, if any, excluded from income by virtue of the 70% dividends-received deduction, which may increase its alternative minimum tax liability.


     If you invest in the Core Bond Fund, you should know that many states and local taxing authorities allow an exemption from state or local income tax for distributions derived from interest received by a fund from direct obligations of the U.S. Government, such as U.S. Treasury obligations, or an exemption from intangible property taxes based on the extent of a fund's investment in such direct U.S. Government obligations. Such an exemption may be subject to certain concentration, designation, reporting or other requirements in certain jurisdictions, which in some cases may not be satisfied by a fund. You may wish to consult your tax adviser concerning the possible existence of such an exemption in the states and localities where you pay tax.

     Dividends, including capital gain dividends, paid by a fund (except for daily dividends paid by the Core Bond Fund) shortly after a shareholder's purchase of shares have the effect of reducing the net asset value per share of the shareholder's shares by the amount per share of the dividend distribution. Although such dividends are, in effect, a partial return of the shareholder's purchase price to the shareholder, they will be subject to U.S. federal income tax as described above, except for exempt-interest dividends (as defined below). Therefore, prior to purchasing shares an investor should consider the impact of an anticipated dividend distribution.


     Distributions from a fund's current or accumulated earnings and profits ("E&P"), as computed for federal income tax purposes, will be taxable as described above whether taken in shares or in cash. Amounts that are not allowable as a deduction in computing taxable income, including expenses associated with earning tax-exempt interest income, do not reduce current E&P for this purpose. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for U.S. federal income tax purposes in the shares so received equal to the amount of cash they would have received had they elected to receive cash.


     All taxable dividends including capital gain dividends, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Shareholders are also required to report tax-exempt interest, including exempt-interest dividends. Redemptions of shares, including exchanges for shares of another fund, may result in tax consequences to the shareholder and are also subject to these reporting requirements.

     Foreign exchange gains and losses realized by a fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency contracts, foreign currencies or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any such transactions that are not directly related to a fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the fund to satisfy the 90% gross income test described above. If the net foreign exchange loss for a year were to exceed the fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the fund or its shareholders in future years.

     Options written or purchased and futures contracts, entered into by a fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause a fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the fund as long-term or short-term. Additionally, a fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements above, even though the fund may receive no corresponding cash amounts. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which a fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable a fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts, foreign currency contracts and straddles affect the amount, timing and character of a fund's income and gains or losses and hence of its distributions to shareholders.

     The U.S. federal income tax rules applicable to dollar rolls and certain structured or hybrid securities are not or may not be settled, and a fund may be required to account for these transactions or investments in a manner that, under certain circumstances, may limit the extent of its use of such transactions or investments.

     A fund's investment in zero coupon securities, capital appreciation bonds, or other securities having original issue discount (or market discount, if the fund elects to include market discount in income currently) will generally cause it to realize income prior to the receipt of cash payments with respect to these securities. The mark to market and constructive sale rules described above may also require a fund to recognize income or gains without a concurrent receipt of cash. In order to distribute this income or gains, maintain its favorable federal income tax treatment as a regulated investment company, and avoid U.S. federal income or excise taxes, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

     Investments in lower-rated securities may present special tax issues for a fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when a fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the funds, in the event they invest in such securities, in order to reduce the risk of (i) distributing insufficient income to preserve their taxation as regulated investment companies and (ii) becoming subject to U.S. federal income or excise tax.

     A fund, to the extent it invests in foreign securities, may be subject to foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) derived from foreign securities. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty in some cases. However, the funds generally will not be eligible to pass through to shareholders any associated foreign tax credits or deductions for foreign taxes paid by such funds. Such funds generally will, however, be entitled to deduct such taxes in computing their income subject to tax (if any).

     If a fund acquires any equity interest (including, under Treasury regulations that may be promulgated in the future, not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the fund is distributed on a timely basis to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such tax and interest charges. Certain elections may be available to ameliorate these adverse tax consequences, but any such election could require the fund to include certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of stock of passive foreign investment companies as ordinary income. Each fund that is permitted to acquire foreign investments may limit and/or manage its investments in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.



         Different tax treatment, including a penalty on certain distributions, excess contributions or other transactions is accorded to accounts maintained as IRAs or other retirement plans. Investors should consult their tax advisors for more information. See also Appendix B.

     Redemptions, exchanges and withdrawals under the Systematic Withdrawal Plan are taxable events for shareholders that are subject to U.S. federal income tax. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of the shares of a fund is properly treated as a sale for tax purposes, as is assumed in the following discussion. In general, if fund shares are sold, a shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss.

     All or a portion of a loss realized upon the redemption or other disposition of shares of a fund may be disallowed under "wash sale" rules to the extent shares of the same fund are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption or other disposition. Any loss realized upon a shareholder's sale, redemption or other disposition of shares with a tax holding period of six months or less that is not disallowed will be treated as a long-term capital loss to the extent of any capital gain dividend paid with respect to such shares.


     Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or a greater amount over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

     The funds may be required to pay state taxes in states that have jurisdiction to tax them, except to the extent an exemption may be available, but the funds do not anticipate that their state tax liabilities will be substantial.

     Federal law requires that a fund withhold (as "backup withholding") 28% of reportable payments, including dividends (other than exempt-interest dividends), capital gain distributions and the proceeds of redemptions and exchanges of fund shares, paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify that the Social Security Number or other Taxpayer Identification Number they provide on IRS Form W-9 (or on an authorized substitute) is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. A fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income. Backup withholding on dividends may be inapplicable for any year in which a fund reasonably estimates that at least 95% of its dividends paid with respect to such year are exempt-interest dividends.

     The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates subject to tax under such law, who hold their shares as capital assets. The discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, financial institutions, and insurance companies. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the funds, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on fund distributions treated as ordinary dividends and, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding at the rate of 28% on certain other payments from a fund.

     This discussion of the federal income tax treatment of the fund and its shareholders is based on the U.S. federal income tax law in effect as of the date of this SAI. Shareholders should consult their tax advisers about the application of the provisions of tax law described in this SAI and about the possible application of state, local and foreign taxes in light of their particular tax situations.

                               PORTFOLIO BROKERAGE

     It is the general policy of the Adviser not to employ any broker in the purchase or sale of securities for a fund's portfolio unless the Adviser believes that the broker will obtain the best results for the fund, taking into consideration such relevant factors as price, the ability of the broker to effect the transaction and the broker's facilities, reliability and financial responsibility. Commission rates, being a component of price, are considered together with such factors.


     Transactions in securities on a securities exchange are generally effected as agency transactions with brokers who receive compensation for their services. U.S. Government and debt securities are traded primarily in the over-the-counter market. Certain equity securities also may be traded in the over-the-counter market. Transactions in the over-the-counter market are generally effected as principal transactions with dealers. However, transactions in the over-the-counter market may also be effected as agency transactions, such as through an electronic communications network ("ECN") or an alternative trading system ("ATS"). The costs of transactions in securities in the over-the-counter market, whether effected through dealers, ECNs, ATSs or otherwise, may include dealer spreads, brokerage commissions, commission equivalent charges or a combination thereof. With respect to over-the-counter transactions, the funds, where possible, deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Under the 1940 Act, persons affiliated with a fund are prohibited from dealing with the fund as a principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own account, affiliated persons of the funds, may not serve as a fund's dealer in connection with such transactions. However, affiliated persons of a fund may serve as its broker in transactions conducted on an exchange or over-the-counter transactions conducted on an agency basis. A fund is not obligated to deal with any broker or group of brokers in the execution of transactions in portfolio securities. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.


     Prior to the fourth quarter of 2004, WPG effected securities transactions as a broker for the funds. WPG no longer serves as a broker for any of its clients, including the funds. The commission rate on all U.S. exchange orders is subject to negotiation. Section 17(e) of the 1940 Act limits to "the usual and customary broker's commission" the amount, which can be paid by a fund to an affiliated person, such as WPG, acting as broker in connection with transactions, effected on a securities exchange. The Board, including a majority of the Trustees who are not "interested persons" of the fund or the Adviser, has adopted procedures designed to comply with the requirements of Section 17(e) of the 1940 Act and Rule 17e-1 thereunder to ensure that a broker's commission is "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time ...." Rule 17e-1 also requires the Boards, including a majority of the non-Interested Trustees, to adopt procedures reasonably designed to provide that the commission paid is consistent with the above standard, review those procedures at least annually to determine that they continue to be appropriate and determine at least quarterly that transactions have been effected in compliance with those procedures. The Boards, including a majority of the non-Interested Trustees, have adopted procedures designed to comply with the requirements of Rule 17e-1.

     Pursuant to these procedures, commissions paid to WPG must be at least as favorable as those believed to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange. A transaction was not placed with WPG if a fund would have to pay a commission rate less favorable than WPG's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers and any customers of WPG determined by a majority of the non-Interested Trustees not to be comparable to the funds. With regard to comparable customers, in isolated situations, subject to the approval of a majority of the non-Interested Trustees, exceptions may be made. Since WPG, as investment adviser to the funds, is obligated to provide management, which includes elements of research and related skills, such research and related skills were not used by WPG as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria. When appropriate, orders for the account of the funds were combined with orders for other clients advised by WPG, to obtain a more favorable commission rate. When the same security is purchased for two or more funds or accounts on the same day, each fund or account paid the average price and commissions paid are allocated in direct proportion to the number of shares purchased.

         In selecting brokers to effect transactions on securities exchanges, the Adviser considers the factors set forth in the first paragraph under this heading and any investment products or services provided by such brokers, subject to the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Adviser does not consider the sale of fund shares when selecting brokers to effect security transactions for the funds.
Section 28(e) specifies that a
person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay a higher commission than the lowest rate available. To obtain the benefit of Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion." Accordingly, if the Adviser determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research products and services provided by such broker, the Adviser may cause the funds to pay commissions to such broker in an amount greater than the amount another firm might charge. Research services may include
(i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends, portfolio strategy, access to research analysts, corporate management personnel, industry experts and economists, comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analysis, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) providing lawful and appropriate assistance to the Adviser (and its affiliates) in carrying out decision-making responsibilities and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The investment advisory and subadvisory fees paid by the funds under the advisory and subadvisory agreements will not be reduced as a result of the Adviser's receipt of research services.


For the fiscal year ended December 31, 2004, the funds paid the following commissions to brokers on account of research services:


                  FUND                                         2004
                  WPG Core Bond Fund                            $0
                  WPG Large Cap Growth Fund                  $63,072
                  WPG Tudor Fund                             $28,245


         As set forth above, each fund previously employed WPG, a member firm of the NYSE, as its principal broker on U.S. exchange transactions. Section 11(a) of the Exchange Act provides that a member firm of a national securities exchange (such as WPG) may not effect transactions on such exchange for the account of an investment company (such as a fund) of which the member firm or its affiliate is the investment adviser unless certain conditions are met. These conditions require that the investment company authorize the practice and that the investment company receive from the member firm at least annually a statement of all commissions paid in connection with such transactions. WPG's transactions on behalf of the funds were effected in compliance with these conditions.


         In certain instances there may be securities which are suitable for a fund's portfolio as well as for that of another fund or one or more of the other clients of the Adviser. Investment decisions for a fund and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a fund is concerned. The funds believe that over time their ability to participate in volume transactions will produce better executions for the funds.


         WPG furnished to the funds at least quarterly statements setting forth the total amount of all compensation retained by it or its affiliates, any associated person of it in connection with effecting transactions for the account of the funds, and the Boards reviewed and approved all fund portfolio transactions and the compensation received by WPG or its affiliates in connection therewith.



                                                                                           PERCENTAGE OF AGGREGATE
                    BROKERAGE COMMISSIONS                                                            DOLLAR

                                             AGGREGATE BROKERAGE                                               AMOUNT OF
                                                 COMMISSIONS                                                 TRANSACTIONS
                                                                                                               INVOLVING
                                                                                                              THE PAYMENT
                                                                                                                   OF
                                                                                          PERCENTAGE OF       COMMISSIONS
                                                                                          COMMISSIONS           EFFECTED
                                                                                          PAID TO WPG         THROUGH WPG
   FUND                             2002            2003           2004                   DURING 2004         DURING 2004
-------------------------------------------------------------------------------------------------------------------------
Core Bond Fund                           0               0               0                [       ]            [       ]
Large Cap Growth Fund              253,057         101,003         132,158                [       ]            [       ]
Tudor Fund                         321,513         677,701         666,782                [       ]            [       ]

     For the fiscal years ended December 31, 2004, 2003 and 2002, the funds did not pay brokerage commissions to any affiliated brokers other than WPG.


          THE FOREGOING AMOUNTS DO NOT INCLUDE ANY PROFITS OR LOSSES REALIZED BY BROKERS OR DEALERS ON "NET" TRANSACTIONS FOR THE ACCOUNT OF ANY FUND (SUCH AS TRANSACTIONS IN U.S. GOVERNMENT SECURITIES AND TRANSACTIONS EXECUTED THROUGH MARKET MAKERS AND IN THE OVER-THE-COUNTER MARKET).

          WPG DOES NOT KNOWINGLY PARTICIPATE IN COMMISSIONS PAID BY THE FUNDS TO OTHER BROKERS OR DEALERS AND DOES NOT SEEK OR KNOWINGLY RECEIVE ANY RECIPROCAL BUSINESS AS THE RESULT OF THE PAYMENT OF SUCH COMMISSIONS. IN THE EVENT THAT WPG AT ANY TIME LEARNS THAT IT HAS KNOWINGLY RECEIVED RECIPROCAL BUSINESS, IT WILL SO INFORM THE BOARDS.


          TO THE EXTENT THAT WPG RECEIVED BROKERAGE COMMISSIONS ON A FUND'S PORTFOLIO TRANSACTIONS, OFFICERS AND TRUSTEES OF A FUND WHO ARE ALSO MANAGING DIRECTORS OF WPG MAY RECEIVE INDIRECT COMPENSATION FROM THE FUND THROUGH THEIR PARTICIPATION IN SUCH BROKERAGE COMMISSIONS.


          SUBJECT TO THE SUPERVISION OF THE BOARDS, ALL INVESTMENT DECISIONS OF THE FUNDS ARE EXECUTED THROUGH WPG'S TRADING DEPARTMENT.

The funds are required to identify any securities of their regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the funds as of the end of the most recent fiscal year. As of December 31, 2004, the funds held the following securities:

              BROKER DEALER                                      VALUE
              -------------                                      -----
              WPG CORE BOND FUND
              Amvescap PLC                                      $199,348
              Bank One                                          $895,123
              Citibank                                         $5,293,981
              Credit Suisse First Boston                       $3,911,868
              Goldman Sachs                                     $833,522
              JPMorganChase                                    $2,160,727
              MBNA                                             $2,168,423
              OMX Timber Finance                                $646,516
              First USA                                         $801,144


              WPG LARGE CAP GROWTH FUND
              Ameritrade Holding Corp.                          $338,436


              WPG TUDOR FUND
              Labranche & Co.                                   $309,120


                               PORTFOLIO TURNOVER

     See "Financial Highlights" in the prospectus for the funds' portfolio turnover rates.

     In determining such portfolio turnover, U.S. Government securities and all other securities (including options) which have maturities at the time of acquisition of one year or less ("short-term securities") are excluded. The annual portfolio turnover rate is calculated by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned by the applicable fund during the year. The monthly average is calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the year and as of the end of the succeeding 11 months and dividing the sum by
13. A turnover rate of 100% would occur if all of a fund's portfolio securities (other than short-term securities) were replaced once in a period of one year. It should be noted that if a fund were to write a substantial number of options, which are exercised, the portfolio turnover rate of that fund would increase. Increased portfolio turnover results in increased brokerage costs, which a fund must pay, and the possibility of more short-term gains, distributions of which are taxable as ordinary income.


     The funds will trade their portfolio securities without regard to the length of time for which they have been held. To the extent that a fund's portfolio is traded for short-term market considerations and portfolio turnover rate exceeds 100%, the annual portfolio turnover rate of the fund could be higher than most mutual funds.

                                  ORGANIZATION

     (See "Organization and Capitalization," "How to Purchase Shares," and "Redemption of Shares" in the prospectus.)


     The Core Bond Fund is the investment portfolio of Weiss, Peck & Greer Funds Trust ("Funds Trust"). Funds Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts ("Massachusetts business trust") on September 11, 1985. Prior to January 20, 1998, the Core Bond Fund was named WPG Government Securities Fund. The Core Bond Fund is entitled to vote on all matters submitted to a vote of all shareholders of Funds Trust, such as the election of Trustees and ratification of the selection of auditors. Funds Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, having a par value of $.001 per share, in one or more portfolios.


     The Large Cap Growth Fund was organized as a Delaware corporation in December 1966 and reorganized as a Massachusetts business trust on April 29, 1988. The Large Cap Growth Fund is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value $1.00 per share. Prior to October 18, 2000, the Large Cap Growth Fund was named "WPG Growth and Income Fund."


     The Tudor Fund was organized as a Delaware corporation in June 1968 and reorganized as a Massachusetts business trust on April 29, 1988. The Tudor Fund is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value $0.33 1/3 per share.

     Each fund currently issues one class of shares all of which have equal rights with regard to voting, redemptions, dividends and distributions.


     Each fund's Declaration of Trust ("Declaration of Trust") was amended and restated on May 1, 1993 and further amended from time to time.


     Under Massachusetts law, shareholders of a business trust, unlike shareholders of a corporation, could be held personally liable as partners for the obligations of the trust under certain circumstances. The Declarations of Trust, however, provide that fund shareholders shall not be subject to any personal liability for the acts or obligations of the funds and that every written obligation, contract, instrument or undertaking made by the funds may contain a provision to that effect. The Boards intend to conduct the operations of the funds, with the advice of counsel, in such a way so as to avoid, to the extent possible, ultimate liability of the shareholders for liabilities of the funds.


     The Declarations of Trust further provide that no Trustee, officer, employee or agent of a fund is liable to the fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties. They each also provide that all third parties shall look solely to the property of the particular fund for satisfaction of claims arising in connection with the affairs of that fund. With the exceptions stated, the Declarations of Trust permit the Boards to provide for the indemnification of Trustees, officers, employees or agents of the funds against all liability in connection with the affairs of the funds. All persons dealing with a fund must look solely to the property of that fund for the enforcement of any claims against that fund as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the funds. No fund is liable for the obligations of any other fund.

     Under the Declarations of Trust, the funds are not required to hold annual meetings to elect Trustees or for other purposes. It is not anticipated that the funds will hold shareholders' meetings unless required by law or the Declarations of Trust. Nevertheless, special meetings may be called for purposes such as electing or removing Trustees, changing fundamental policies, or approving an investment advisory agreement. A fund will be required to hold a meeting to elect Trustees to fill any existing vacancies on its Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the fund. The Boards are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10 percent of the outstanding shares of a fund.

     Fund shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect all of the Trustees. Each fund share is entitled to such dividends and distributions out of the income earned on the assets belonging to that fund as are declared in the discretion of the Board. In the event of the liquidation or dissolution of a fund, fund shares are entitled to receive their proportionate share of the assets, which are available for distribution as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive or subscription rights. All shares, when issued, will be fully paid and non-assessable by the funds.

     Pursuant to the Declarations of Trust, the Boards may create additional funds by establishing additional series of shares. The establishment of additional series would not affect the interests of current shareholders in the existing funds. Also pursuant to the Declarations of Trust, the Boards may establish and issue multiple classes of shares. Also pursuant to the Declarations of Trust, the Boards may also authorize a fund to invest all or part of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the fund.

     Upon the initial purchase of shares, the shareholder agrees to be bound by the applicable fund's Declaration of Trust, as amended from time to time. The Declarations of Trust are on file at the Office of the Secretary of State of The Commonwealth of Massachusetts in Boston, Massachusetts.

     Shareholders will be assisted in communicating with other shareholders in connection with removing a Trustee as if Section 16(c) of the 1940 Act were applicable.

     Although each fund is offering only its own shares, since the funds use a combined prospectus, it is possible that one fund (or Funds Trust) might become liable for a misstatement or omission in the prospectus regarding another fund. The Trustees for each fund and Funds Trust have considered this factor in approving the use of a combined prospectus.

                                    CUSTODIAN

     The Custodian for the funds is Boston Safe Deposit and Trust Company at One Exchange Place, Boston, Massachusetts 02109. In its capacity as Custodian, Boston Safe Deposit and Trust Company performs accounting services, holds the assets of the funds and is responsible for calculating the net asset value per share. The custodian may appoint subcustodians from time to time to hold certain securities purchased by a fund in foreign countries and to hold cash and currencies for the funds.

                                 TRANSFER AGENT

     PFPC, Inc., P.O. Box 9806, Providence, RI 02940 acts as transfer agent for the funds and in such capacity, processes purchases, transfers and redemptions of shares, acts as dividend disbursing agent, and maintains records and handles correspondence with respect to shareholder accounts.

                                  LEGAL COUNSEL


     Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, serves as legal counsel to each fund.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP ("KPMG"), 757 Third Avenue, New York 10017, serves as the funds' independent registered public accounting firm, and in that capacity audits each fund's annual financial statements.


                              FINANCIAL STATEMENTS


     Each fund's audited financial statements and related reports of KPMG, independent registered public accounting firm, included in the Annual Report to shareholders of the funds for the year ended December 31, 2004, is attached hereto and hereby incorporated by reference into this SAI.

                                   APPENDIX A


                        DESCRIPTION OF SECURITIES RATINGS

SHORT-TERM CREDIT RATINGS
-------------------------

         A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

         "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

         Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. These obligations have an original maturity not exceeding thirteen months, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:

         "P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

         "P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

         "P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

         "NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

         Fitch Ratings, Inc. ("Fitch") short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

         "D" - Securities are in actual or imminent payment default.

         The following summarizes the ratings used by Dominion Bond Rating Service Limited ("DBRS") for commercial paper and short-term debt:

         "R-1 (high)" - Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

         "R-1 (middle)" - Short-term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1
(high)" credits by only a small degree. Given the extremely tough definition which DBRS has established for the "R-1 (high)" category, entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for timely repayment of short-term liabilities.

         "R-1 (low)" - Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

         "R-2 (high)" - Short-term debt rated R-2 (high) is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the R-1 (low) category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

         "R-2 (middle) - Short-term debt rated R-2 (middle) is considered to be of adequate credit quality. Relative to the R-2 (high) category, entities rated R-2 (middle) typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or hold a weaker industry position. Ratings in this category would also be more vulnerable to adverse changes in financial and economic conditions.

         "R-2 (low)" - Short-term debt rated R-2 (low) is considered to be of only just adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-2 (low) category signifies that although, repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer's control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

         "R-3 (high)", "R-3 (middle)", "R-3 (low)" - Short-term debt rated "R-3" is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

                  "D" - Short-term debt rated "D" is in arrears. A security rated D implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In SOME cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

LONG-TERM CREDIT RATINGS
------------------------

         The following SUMMARIZES the ratings used by Standard & Poor's for long-term issues:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation RATED "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

         "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The following summarizes the ratings used by Moody's for long-term debt:

         "Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

         "Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

         "A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

         "Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

         "Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

         "B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

         "Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

         "Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

         "C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

         "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

         "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

         "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

         PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

         The following summarizes the ratings used by DBRS for long-term debt:

         "AAA" - Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

         "AA" - Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely restrictive definition which DBRS has for the AAA category, entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

         "A" - Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While "A" is a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated securities.

         "BBB" - Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

         "BB" - Bonds rated "BB" are defined to be speculative and non investment-grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, deficiencies in critical mass, diversification and competitive strength are additional negative considerations.

         "B" - Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

         "CCC" / "CC" / "C" - Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term bonds rated "B". Long-term bonds rated below "B" often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the "CCC" to "C" categories, with "CC" and "C" normally used for lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

         "D" - Long-term debt rated "D" is in arrears. A security rated D implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.

         ("high", "low") - Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The "AAA" and "D" categories do not utilize "high", "middle", and "low" as differential grades.

NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS
------------------------------------------------

STANDARD & POOR'S

         CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

         RATING OUTLOOK: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

             -  Positive means that a rating may be raised.
             -  Negative means that a rating may be lowered.
             -  Stable means that a rating is not likely to change.
             -  Developing means a rating may be raised or lowered.
             -  N.M. means not meaningful.

MOODY'S

         WATCHLIST: Moody's uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade (UPG), on review for possible downgrade (DNG), or more rarely with direction uncertain (UNC). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.

         RATING OUTLOOKS: A Moody's rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive (POS), Negative
(NEG), Stable (STA) and Developing (DEV -- contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an "(m)" modifier (indicating multiple, differing outlooks) will be displayed, and Moody's written research will describe any differences and provide the rationale for these differences. A RUR (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, NOO (No Outlook) may be displayed.

FITCH

         WITHDRAWN: A RATING is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

         RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable PROBABILITY of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

         RATING OUTLOOK: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as "evolving".

DBRS

RATING TRENDS

         Each DBRS rating category is appended with one of three rating trends - "Positive", "Stable", or "NEGATIVE". The rating trend helps to give the investor an understanding of DBRS's opinion regarding the outlook for the rating in question. However, the investor must not assume that a positive or negative trend necessarily indicates that a rating change is imminent.

RATING ACTIONS

         In addition to confirming or changing ratings, other DBRS rating actions include:

         SUSPENDED RATINGS: Rating opinions are forward looking. Although rating opinions will consider the historical performance of an issuer, a rating is an assessment of the issuer's future ability and willingness to meet outstanding obligations. As such, for a complete credit quality assessment, DBRS normally requires the cooperation of the issuer so that management strategies and projections may be evaluated and qualified. Since the availability of such information is critical to the rating assessment, any reluctance in management's willingness to supply such information (either perceived or actual) may cause a rating to be changed or even suspended. The eventual action will depend upon DBRS's assessment of the degree of accuracy of a rating, possibly without the cooperation of management. Suspended ratings indicate that an issuer still has outstanding debt, but DBRS no longer provides a current rating opinion on the credit quality of that outstanding debt.

         DISCONTINUED RATINGS: When an entity retires all, or virtually all, of its outstanding debt within a particular category and has no plans to re-issue in the near future, DBRS may discontinue its rating. Other less common circumstances where DBRS may also discontinue ratings include situations where the rated debt is no longer in the public market, where a defeasance structure removes the credit risk of the issuer as a consideration or where the debt comes to be held by a few large institutions that do not require ongoing DBRS ratings.

         RATINGS "UNDER REVIEW": In practice, DBRS maintains continuous surveillance of the entities it rates and therefore, all ratings are always under review. Accordingly, when a significant event occurs that may directly impact the credit quality of a particular entity or group of entities, DBRS will attempt to provide an immediate rating opinion. If there is high uncertainty regarding the outcome of the event and DBRS is unable to provide an objective, forward-looking opinion in a timely manner, then the rating(s) of the issuer(s) will be placed "Under Review" since they may no longer be appropriate and can no longer be relied upon.

         Ratings which are "Under Review" are qualified with one of the following three provisional statements: "negative implications", "positive implications", or "developing implications", indicating DBRS' preliminary evaluation of the impact on the credit quality of the issuer/security. Although the three provisional statements may provide some guidance to subscribers, situations and potential rating implications may vary widely and DBRS's final rating conclusion may depart from its preliminary assessment. For each of these three provisional statements, further due diligence has to be completed in order to determine the applicable rating. In this respect, and while the previous rating may no longer be appropriate and can no longer be relied upon to gauge credit quality, the three provisional statements are an attempt to provide initial guidance as to possible rating outcomes after the due diligence process has been completed and DBRS has finalized its view.

MUNICIPAL NOTE RATINGS
----------------------

         A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

         Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarized the ratings by Moody's for these short-term obligations:

         "MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

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



         "MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

         "MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

         "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

         In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

         When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

         VMIG rating expirations are a function of each issue's specific structural or credit features.

         "VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

         "VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

         "VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

         "SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

ABOUT CREDIT RATINGS
--------------------

         A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

         Moody's credit ratings must be construed solely as statements of opinion and not as recommendations to purchase, sell or hold any securities.

         Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of repayment in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

         DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

                                   APPENDIX B

                           PROTOTYPE RETIREMENT PLANS

The funds may make available a variety of prototype retirement plans, including employer-sponsored profit sharing plans and Individual Retirement Accounts ("IRAs") including Roth IRAs and simplified employee pension ("SEP") IRAs.

         RETIREMENT PLANS FOR EMPLOYERS. Retirement plans ("Employer Retirement Plans") are available for those entities or self-employed individuals who wish to purchase shares in a fund in connection with a money purchase plan or a profit sharing plan maintained by their employer. The Employer Retirement Plans were designed to conform to the requirements of the Code and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Employer Retirement Plans received opinion letters from the Internal Revenue Service (the "IRS") on August 7, 2001 that the form of the Employer Retirement Plans is acceptable under Section 401 of the Code.

         Mellon Bank N.A. (formerly Boston Safe Deposit and Trust Company) serves as the Employer Retirement Plan's Custodian under a Custodial Agreement. Custodian fees which are payable by the employer to the Retirement Plan's Custodian under such Custodial Agreement are a $10 application fee for processing the Retirement Plan application, an annual maintenance fee of $15 per participant, and a distribution fee of $10 for each distribution from a participant's account. Such fees may be altered from time to time by agreement of the employer and the Retirement Plan's Custodian. There are limitations on contributions to and conditions on withdrawals from such Employer Retirement Plans. For further details see the terms and eligibility conditions of the Employer Retirement Plans which are available from the funds.

         Employers who contemplate adoption of an Employer Retirement Plan should consult their own attorney and financial advisers regarding all aspects of the Plan as a retirement plan vehicle (including fiduciary obligations under ERISA).

         IRAS (INCLUDING ROTH IRAS AND SEP IRAS). Mellon Bank N.A. serves as custodian for IRAs using any of a fund's shares as the underlying investment. Mellon Bank N.A. will charge an acceptance fee of $10 for each new IRA and an annual maintenance fee of $15 for each year that an IRA is in existence. There is a $10 fee for processing a premature distribution. These fees will be deducted from the IRA account and may be changed by the Custodian upon 30 days' prior notice.

         To establish an IRA for investment in a fund's shares, an investor (or an employer and employee in the case of a SEP-IRA) must complete an application and a custodial agreement that includes the applicable IRS Forms (which have been supplemented to provide certain additional custodial provisions) and must make an initial cash contribution to the IRA, subject to applicable limitations on contributions.

         Detailed information on traditional IRAs, Roth IRAs and SEP-IRAs, together with the necessary form of application and custodial agreement, is available from the Trust and should be studied carefully by persons interested in utilizing a fund for traditional or Roth IRA investments. Such persons should also consult their own attorney and financial advisers regarding all aspects of the funds as an appropriate IRA investment vehicle, including limitations on contributions and restrictions on withdrawals.

                                   APPENDIX C

                              WEISS PECK AND GREER

                                  PROXY POLICY


                                 SEPTEMBER, 2004

1) The Board of Directors

         (a)      Voting on Director Nominees in Uncontested Elections

Votes on director nominees are made on a case-by-case basis, examining the following factors:

     -   long-term corporate performance record relative to a market index;
     -   composition of board and key board committees;
     -   corporate governance provisions and takeover activity;
     -   nominee's attendance at meetings;
     -   nominee's investment in the company;
     -   whether a retired CEO sits on the board;
     -   whether the chairman is also serving as CEO; and
     - whether the nominee is an inside director and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees.

In the following situations, votes on director nominees will be withheld:

     - nominee attends less than 75 percent of the board and committee meetings without a valid excuse;
     - nominee implements or renews a dead-hand or modified dead-hand poison pill;
     - nominee ignores a shareholder proposal that is approved by a majority of shares outstanding;
     - nominee ignores a shareholder proposal that is approved by a majority of the votes cast (1 yr. Look-back)
     - nominee has failed to act on takeover offers where the majority of the shareholders have tendered their shares;
     - nominee is an inside director or affiliated outsider and sits on the audit, compensation, or nominating committees;
     - nominee is an inside director or affiliated outsider and the majority of the board is not independent;
     - nominee is an audit committee member when a company's non-audit fees are greater than 50% of all fees paid; and,
     - nominee has enacted egregious corporate governance policies or failed to replace management as appropriate.

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         (b)     Chairman and CEO are the Same Person

We vote for non-binding shareholder proposals that would require the positions of chairman and CEO to be held by different persons. We vote against binding proposals to separate chairman and CEO.

         (c)     Majority of Independent Directors

We vote for shareholder proposals that request that the board be composed of a majority of independent directors.

We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.

         (d)     Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

We vote for management and shareholder proposals requiring directors be partially or fully paid in stock.

         (e)     Term of Office

We vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

         (f)     Age Limits

We vote against shareholder proposals to impose a mandatory retirement age for outside directors.

         (g)     Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

We vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the duty of care.

We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

We vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

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



         (h)     Charitable Contributions

We vote against shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

2)  Proxy Contests

         (a)     Voting for Director Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

     - long-term financial performance of the target company relative to its industry;
     -   management's track record;
     -   background to the proxy contest;
     -   qualifications of director nominees (both slates);
     - evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and
     -   stock ownership positions.

         (b)     Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest are voted against.

3)  Auditors

         (a)     Ratifying Auditors

Proposals to ratify auditors are made on a case-by-case basis.

We vote against the ratification of auditors when the company's non-audit fees (ex. Consulting) are greater than 25% of total fees paid to the auditor.

We withhold votes from audit-committee members when the company's non-audit fees (ex. Consulting) are greater than 50% of total fees paid to the auditor.

Audit Fees = statutory audit fees + audit related fees + permissible tax services (this excludes tax strategy)

Non-Audit Fees = other fees (ex. Consulting)

4)  Proxy Contest Defenses

         (a) Board Structure: Staggered vs. Annual Elections

We vote against proposals to classify the board.

We vote for proposals to repeal classified boards and to elect all directors annually.

         (b)     Shareholder Ability to Remove Directors

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



We vote against proposals that provide that directors may be removed only for cause.

We vote for proposals to restore shareholder ability to remove directors with or without cause.

We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We vote for proposals that permit shareholders to elect directors to fill board vacancies.

         (c)     Cumulative Voting

We vote against proposals to eliminate cumulative voting.


We generally vote for proposals to restore or permit cumulative voting.

         (d)     Shareholder Ability to Call Special Meetings

We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

We vote for proposals that remove restrictions on the right of shareholders to act independently of management.

         (e)     Shareholder Ability to Act by Written Consent

We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

We vote for proposals to allow or make easier shareholder action by written consent.

         (f)     Shareholder Ability to Alter the Size of the Board

We vote for proposals that seek to fix the size of the board.

We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

5)  Tender Offer Defenses

         (a)     Poison Pills

We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

We vote for shareholder proposals to redeem a company's poison pill.

We vote against management proposals to ratify a poison pill.

         (b)     Fair Price Provisions

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



We vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

         (c)     Greenmail

We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

We review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

         (d)     Pale Greenmail

We review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

         (e)     Unequal Voting Rights

We vote against dual class exchange offers.

We vote against dual class recapitalizations.

         (f) Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

         (g)     Supermajority Shareholder Vote Requirement to Approve Mergers

We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

         (h)     White Squire Placements

We vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

6)  Miscellaneous Governance Provisions

         (a)     Confidential Voting

We vote for shareholder proposals that request corporations to adopt confidential voting, to use independent tabulators, and to use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

We vote for management proposals to adopt confidential voting.

         (b)     Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

         (c)     Bundled Proposals

We review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

         (d)     Shareholder Advisory Committees

We vote against proposals to establish a shareholder advisory committee.


7)  Capital Structure

         (a)     Common Stock Authorization

We review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

We vote against proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

We vote against proposals which request increases in the number of authorized shares over a level 50 percent above currently authorized shares, after taking into account any stock split or financing activity.

         (b)     Capital Issuance Requests

General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Issuances can be carried out with or without preemptive rights. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.

We vote for general issuance requests with preemptive rights for up to 50 percent of a company's outstanding capital.

We vote for general issuance requests without preemptive rights for up to 10 percent of a company's outstanding capital.

Specific issuance requests will be judged on their individual merits.

         (c)     Stock Distributions: Splits and Dividends

We vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.

         (d)     Reverse Stock Splits

We vote for management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

We vote case-by-case on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue.

         (e)     Preferred Stock

We vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

We vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

We vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

         (f)     Adjustments to Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock.

         (g)     Preemptive Rights

We vote for proposals to create preemptive rights.

We vote against proposals to eliminate preemptive rights.

         (h)     Debt Restructurings

We review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

     - Dilution -- How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
     - Change in Control -- Will the transaction result in a change in control of the company?
     - Bankruptcy -- Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

         (i)     Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

         (j)     Tracking Stock

We vote on the creation of tracking stock on a case-by-case basis, weighing the strategic value of the transaction against such factors as:

     -   adverse governance charges
     -   excessive increases in authorized capital stock
     -   unfair method of distribution
     -   diminution of voting rights
     -   adverse conversion features
     -   negative impact on stock option plans
     -   other alternatives such as spinoff

8)  Executive and Director Compensation

Votes with respect to compensation plans are determined on a case-by-case basis.

We vote against plans that contain:

     -   Voting power dilution greater than 12%?
     -   Plans that provide too much discretion to directors.
     - Plans that reflect exercise price of less than 100% of market value. (Note: For broad-based plans employee plans, we will accept 15% discount.)
     - Plans that allow the repricing of underwater stock options without shareholder approval.

         (a)     Management Proposals Seeking Approval to Reprice Options

We vote on management proposals seeking approval to reprice options on a case-by-case basis.

         (b)     Director Compensation

We vote on stock based plans for directors on a case-by-case basis.

         (c) Employee Stock Purchase Plans

We vote on employee stock purchase plans on a case-by-case basis.

         (d)     OBRA-Related Compensation Proposals:

     o Amendments that Place a Cap on Annual Grants or Amend Administrative Features

We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

     o   Amendments to Added Performance -Based Goals

We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

     o   Amendments to Increase Shares and Retain Tax Deductions Under OBRA

We evaluate votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of
Section 162(m) on a case-by-case basis.

     o   Approval of Cash or Cash-and-Stock Bonus Plans

We vote on cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA on a case-by-case basis.

We generally vote against plans with excessive awards (2 million cap).

         (e)     Shareholder Proposals to Limit Executive and Director Pay

We generally vote for shareholder proposals that seek additional disclosure of executive and director pay information.

We vote against all other shareholder proposals that seek to limit executive and director pay.

         (f)     Golden and Tin Parachutes

We vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

We vote against golden parachutes.

         (g)     Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

         (h)     401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

         (i)     Pension Plan Income and Performance-Based Compensation

Generally we vote for proposals to exclude earnings on assets of company sponsored pension plans in determining executive and director compensation. Our position generally does not view the following factors as relevant: (1) the amount of pension plan earnings, and (2) the percentage, if any, such pension plan earnings contribute to the company's pre-tax earnings.


9)  State of Incorporation

         (a)     Voting on State Takeover Statutes

We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti- greenmail provisions, and disgorgement provisions).

         (b)     Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation are examined on a case-by-case basis.


10)  Mergers and Corporate Restructurings

         (a)     Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account at least the following:

     -   anticipated financial and operating benefits;
     -   offer price (cost vs. premium);
     -   prospects of the combined companies;
     -   how the deal was negotiated; and
     -   changes in corporate governance and their impact on shareholder rights.

         (b)     Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case-by-case basis.

         (c)     Spin-offs

Votes on spin-offs are considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

         (d)     Asset Sales

Votes on asset sales are made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

         (e)     Liquidations

Votes on liquidations are made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

         (f)     Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

         (g)     Changing Corporate Name

We vote for changing the corporate name.

11)  Corporate Governance and Conduct

In general, we support shareholder proposals that promote good corporate citizenship while enhancing long-term shareholder value. Proposals that present an egregious economic impact will not be supported.


     - We support the adoption of labor standards and codes of conduct for foreign and
     -   domestic suppliers as ways to protect brands and manage risk.
     - We support reporting on countries with human rights abuses as ways to protect and manage risk.
     - We support CERES Principles, environmental reporting and MacBride Principles.
     -   We support high-performance workplace standards.
     - We support fair lending guidelines and disclosure at financial companies.
     -   We support reporting on equal opportunity and diversity.
     - We oppose resolutions that would fundamentally affect company performance and competitive increase of shareholder value.


                              WEISS PECK AND GREER
                                PROXY PROCEDURES

1) Introduction

WPG generally is responsible for voting proxies with respect to securities held in client accounts, including clients that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Our authority to vote proxies is established by our advisory contracts or other comparable documents, and our policies and procedures have been developed in accordance with these contractual obligations. This document sets forth our procedures with respect to proxy voting as well as the steps we have taken to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"). Specifically, Rule 206(4)-6 requires that we:

o Adopt and implement written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients;
o Describe our proxy voting policies and procedures to clients and furnish them with a copy on request; and
o Disclose to clients how they may obtain information from us about how we voted proxies for their securities.

         (a)     Objective

When given responsibility for voting proxies, WPG takes reasonable steps under the circumstances to ensure that proxies are voted in the best interest of our clients. This generally means voting proxies with a view toward enhancing the economic value of stock held in clients' accounts. In the case of social and political responsibility issues that, in our opinion, do not primarily involve financial considerations, it is our objective to support shareholder proposals that we believe promote good corporate citizenship while enhancing long-term shareholder value.

         (b)     Arrangements with Institutional Shareholder Services ("ISS")

To assist us in carrying out our responsibilities with respect to proxy activities, we subscribe to ISS, a third party corporate governance research service that provides an in-depth proxy research, ballot voting, recordkeeping, and vote-reporting service. A dedicated team of research analysts at ISS reviews all proxy proposals for securities held in client accounts and votes the proposals in accordance with WPG's Proxy Voting Policies (the "Guidelines"), described below. Ballots are then cast by ISS on behalf of WPG's clients. ISS maintains all necessary proxy voting records and will prepare reports concerning how votes were cast for particular clients on request. Although we may consider ISS' recommendations on proxy issues, WPG bears ultimate responsibility for proxy voting decisions.

         (c)     WPG's Proxy Voting Guidelines

When making proxy-voting decisions, we generally adhere to our Guidelines, as revised from time to time by our Proxy Voting Committee (the "Committee").

Our Guidelines were developed in conjunction with ISS and predominantly follow a combination of ISS' standard and Taft-Hartley guidelines. We have identified for ISS certain routine issues that enable them to vote in a consistent manner with regard to these proposals. In addition, we have outlined certain criteria for addressing non-routine issues. ISS performs in-depth research and analysis and, where required by the Guidelines, performs a case-by-case evaluation prior to casting a ballot on our behalf. Although WPG has instructed ISS to vote in accordance with the Guidelines, WPG retains the right to deviate from those Guidelines if, in its estimation, doing so would be in the best interest of clients. In addition, there may be situations in which the Guidelines do not address particular proxy voting proposals.

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The Guidelines are described generally in our Form ADV, Part II and are made available to clients on request.

         (d)     Role of WPG's Proxy Policy Committee

WPG's Proxy Policy Committee is comprised of portfolio managers covering the market capitalization spectrum, as well as a representative from the compliance and client service departments. The Committee establishes the Guidelines and updates the Guidelines as necessary, but no less frequently than annually. In addition, the Committee, in its sole discretion, may delegate certain functions to internal departments and/or engage third-party vendors to assist in the proxy voting process. Finally, selected members of the Committee will be responsible for evaluating and resolving conflicts of interest relating to WPG's proxy voting process.

         (e)     Role of WPG's Operations Department

WPG's Operations Department is primarily responsible for ensuring ISS receives, processes, and voting proxies in accordance with our Guidelines for securities held in client accounts. Once a client account is established, the Operations Department will arrange for the client's custodian to forward proxy materials to ISS. In addition, WPG provides ISS with a nightly electronic holdings file so ISS can ensure timely receipt of proxy materials from custodians on an ongoing basis. Finally, the Operations Department, with the assistance of the Proxy Committee Chairman, conducts comprehensive proxy audits twice annually as detailed in the Operations Department Proxy Procedures. These proxy audits are designed to ensure that proxy materials for client accounts are sent to ISS and that proxy proposals are voted in accordance with the Guidelines.

         (f)     Accounts for Which WPG Has Proxy Voting Responsibility

WPG generally is responsible for voting proxies with respect to accounts over which we exercise discretion. Our investment advisory agreements provide that we are responsible for proxy voting unless the client has directed us to the contrary in writing.

         (g)     Adherence to Client Proxy Voting Policies

From time to time our clients will provide WPG with their own proxy voting policy. We have found that client policies generally are comparable to WPG's Policies. Any material differences are addressed directly with the client on a case-by-case basis.

         (h)     Non-Voting of Proxies

WPG will make every attempt to vote proxies in accounts over which we exercise proxy voting discretion, but there may be instances when we are unable or unwilling to do so because of legal or operational difficulties or because we believe the administrative burden and/or associated cost exceeds the expected benefit to a client. Such instances may include, but are not limited to, the voting of:

                                      C-13


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   - Securities out on loan pursuant to a securities lending arrangement that the client has entered into with their custodian;
   - Securities of foreign issuers;
   - Securities held on record date but sold prior to the company's meeting date;
   - Legacy securities that we intend to sell in order to reposition an account at the inception of a
   - new investment advisory relationship; or
   - Proxy solicitations that occur during transitions in investment advisers or changes in custodians.

It is not WPG's practice to invest assets in advised accounts into mutual funds or other pooled investment vehicles affiliated with WPG (e.g., for which WPG serves as investment adviser) ("Affiliated Funds"). However, if we do invest client assets in Affiliated Funds, we may be required to refrain from voting proxies solicited by such Affiliated Funds. Alternatively, we may (unless in the particular situation voting in such a manner would be imprudent or otherwise inconsistent with applicable law) vote shares for each proxy proposal in proportion to the respective client's interest in the Affiliated Fund.

         (i)     Shareholder Activism

WPG generally does not actively engage in soliciting proxies or supporting or opposing matters before shareholders. However, we may engage in a dialogue with management or take other actions with regard to a particular proxy proposal if we believe the benefit to shareholders exceeds the cost of such activity.

         (j)     Disclosures of Proxy Voting Intentions

From time-to-time WPG may be contacted by proxy solicitors, security issuers, or clients regarding a particular proxy proposal. While we do not intend to restrict communications in the ordinary course of business with clients for whom we vote proxies, it is generally WPG's position not to discuss the specifics of particular proxy proposals or how we intend to vote proposals with any third parties. However there may be occasions when it is advantageous for members of our research or portfolio management team to review a proposal with an issuer to ensure we have a valid understanding of the proposal's economic impact.

         (k)     Conflicts

ISS is a third-party service provider engaged to make recommendations and to vote proxies in accordance with WPG's predetermined Guidelines. Because we vote proxies based on predetermined Guidelines, we believe clients are sufficiently insulated from any actual or perceived conflicts WPG may encounter between our interests and those of our clients. However, we may deviate from the Guidelines where, in our estimation, doing so would be in the best financial interest of our clients. In addition, there may be situations in which WPG cannot rely on its predetermined Guidelines because, for example, the Guidelines do not address a particular proxy voting proposal. If a member of our research or portfolio management team recommends that we vote a particular proxy proposal in a manner inconsistent with the Guidelines, our Guidelines do

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



not address a particular proxy voting proposal or ISS cannot assist us in evaluating a particular proxy voting proposal, we will adhere to certain procedures designed to ensure that the decision to vote the proposal at issue is based on the best interest of WPG's clients. These procedures are as follows:

Step 1: The individual requesting a deviation from the Guidelines or otherwise recommending how WPG should vote in a particular case (e.g., if the Guidelines do not address the type of proposal or ISS cannot provide assistance) will complete and certify WPG's Proxy Conflicts Questionnaire (the "Questionnaire"). The Questionnaire seeks to identify whether the Adviser, its affiliates or its or their respective officers, directors, employees may have a business or personal relationship with any participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorship that may not be readily apparent.

Step 2: In the case of a proposed deviation from the Guidelines, the individual requesting the deviation will submit written documentation of the economic rationale and other factors supporting his or her request to the Chairman of the Committee. The Chairman must approve this rationale prior to any further consideration of the deviation from the Guidelines. If the Guidelines do not address a particular proxy voting proposal or ISS cannot provide assistance in evaluating a proposal, the individual recommending how WPG should vote in the particular case will submit written documentation of the economic rationale and other factors supporting his or her recommendation to the Chairman of the Committee. The Chairman, along with such other members of the Committee or internal research or portfolio management personnel as the Chairman believes are appropriate, will review the recommendation and determine how WPG will vote.

Step 3: Based on the responses to the Questionnaire, the Committee (or a subset of the Committee) will determine if there is any actual or perceived conflict of interest between WPG's interests and those of its clients. If there is a conflict of interest, the Committee (or a subset of the Committee) will determine whether the conflict is "material" based on the nature of the business or personal relationship, tie specific proxy proposal and such other factors or criteria as the Committee representatives determine are relevant. In the event of any uncertainty relating to the presence of a conflict of interest or whether a conflict is material, the Director of Compliance may consult internal research or portfolio management personnel as well as outside counsel, as appropriate.

Step 4: If a material conflict of interest is found to exist, WPG will vote the proxy proposal in any of the following manners:

   - Refer Proposal to the Client - WPG may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.

   - Obtain Client Consent to WPG's Recommendation - If WPG is in a position to disclose the conflict to the client (i.e., such information is not confidential), WPG may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client's consent to how WPG will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).

   - Use an Independent Third Party - Subject to any client imposed proxy voting policies, WPG may use an independent third party to recommend how to vote particular proposals that involve a conflict of interest. Such recommendation may be based on the third party's predetermined proxy voting policies (so long as the subject matter of the proposal is specifically addressed in the guidelines) or independent research conducted by the third party.

   - WPG also may resolve any material conflict in such other manner as WPG believes is appropriate, including by making its own determination that the particular vote is, notwithstanding the conflict, in the best interest of clients.

Step 5: The Committee will document the decisions set forth above and the basis for each such decision.

In the absence of the Chairman of the Committee, his or her responsibilities under this Section K will be performed by one or more of the portfolio managers responsible for the accounts in which the applicable security position is held, in consultation with the Director of Research.

         (l)     Reports

A copy of WPG's Proxy Voting Procedures, as updated from time-to-time, as well as information regarding the voting of securities for each client account is available on request from the client service manager assigned to the account. If requested, WPG will provide clients with periodic reports on proxy voting decisions for securities in their accounts, in such forms or intervals as reasonably requested.

         (m)     Recordkeeping

WPG, in conjunction with ISS, will maintain records in accordance with the requirements of Rule 204-2 of the Advisers Act.

                              WEISS PECK AND GREER
                 PROXY VOTING CONFLICT OF INTEREST QUESTIONNAIRE


Issuer:



Proxy Proposal:



1) How did this particular proposal come to your attention?







2) Is the issuer known to be:



a) One of WPG's current clients?

b) A current client of a WPG affiliate?

c) A prospect one of the above either WPG or any affiliate is actively pursuing for investment advisory or other services?

d) One of WPG's vendors or service providers?

e) A pension consultant or other person who directs business to WPG?



If the answer is "yes" to any of the above, please provide a detailed explanation of the relationship:









3) Are you aware of any business or personal relationship that WPG or its affiliates may have with:



a) an executive at the issuer

b) a director of the issuer

c) a person who is a candidate to be a director of the issuer d) a participant in the proxy contest

d) a proponent of the proxy proposal



If the answer is "yes" to any of the above, please provide a detailed explanation of the relationship:






4) Please describe any business or personal relationship that you or anyone in your immediate family or your household may have with:



a) an executive at the issuer

b) a director of the issuer

c) a person who is a candidate to be a director of the issuer d) a participant in the proxy contest

d) a proponent of the proxy proposal









5) Have you been contacted by internal or external parties seeking to influence WPG's vote with respect to the proxy proposal? If "yes," please provide a detailed explanation.











6) Are you aware of any other conflict between the interests of WPG and those of its clients that may arise in connection with this proxy proposal? If "yes," please provide a detailed explanation.

                                      * * *



I certify I have answered the above questions accurately to the best of my knowledge after reasonable inquiry.





Signed:

Printed Name:

Date:





REVIEWED BY:



Signed:

Printed Name:

Date:

                         WEISS, PECK & GREER FUNDS TRUST

                            PART C. OTHER INFORMATION

Item 23.   EXHIBITS.

           (Exhibits previously filed are incorporated by reference to the filing containing such exhibit identified in the description of the exhibit.)

(a)        (1)  Amended and Restated Declaration of Trust dated May 1, 1993 of
                Registrant (previously filed with Post-Effective Amendment No. 22 on April 30, 1998).
           (2) Establishment and Designation of Series and Classes of Beneficial Interest of WPG EuroNet Fund (previously filed with Post-Effective Amendment No. 27 on May 5, 2000).
           (3) Certificate of Amendment dated October 28, 1993 to the Amended and Restated Declaration of Trust (previously filed with Post-Effective Amendment No. 22 on November 21, 1997).
           (4) Certificate of Change in Name changing name of WPG Government Securities Fund to WPG Core Bond Fund (previously filed with Post-Effective Amendment No. 22 on November 21, 1997).
(b) By-Laws of Registrant (previously filed with the Post-Effective Amendment No. 22 on April 30, 1998).
(c)             Not Applicable.
(d)        (1)  Form of Investment Advisory Agreement between WPG Government
                Money Market Fund and Weiss, Peck & Greer, L.L.C. (previously filed with Post-Effective Amendment No. 23 on June 12, 1998).
           (2) Form of Investment Advisory Agreement between WPG Tax Free Money Market Fund and Weiss, Peck & Greer, L.L.C. (previously filed with Post-Effective Amendment No. 23 on June 12, 1998).
           (3) Amendment, dated April 23, 2003, to the Investment Advisory Agreement between Robeco USA, L.L.C. (formerly Weiss, Peck & Greer, L.L.C.) and WPG Core Bond Fund (previously filed with Post-Effective Amendment No. 30 on April 30, 2003).
           (4) Form of Investment Advisory Agreement between WPG Core Bond Fund and Weiss, Peck & Greer, L.L.C. (previously filed with Post-Effective Amendment No. 23 on June 12, 1998).
           (5) Form of Investment Advisory Agreement between WPG Quantitative Equity Fund and Weiss, Peck & Greer, L.L.C. (previously filed with Post-Effective Amendment No. 23 on June 12, 1998).
           (6) Form of Investment Advisory Agreement between WPG Intermediate Municipal Bond Fund and Weiss, Peck & Greer, L.L.C. (previously filed with Post-Effective Amendment No. 23 on June 12, 1998).
           (7) Form of Investment Advisory Agreement between WPG EuroNet Fund and Weiss, Peck & Greer, L.L.C. (previously filed with Post-Effective Amendment No. 27 on May 5, 2000).
           (8) Form of Investment Subadvisory Agreement among Weiss, Peck & Greer, L.L.C., WPG EuroNet Fund and Robeco Institutional Asset Management US Inc. (previously filed with Post-Effective Amendment No. 27 on May 5, 2000).
(e) Principal Underwriting Agreement (previously filed with Post-Effective Amendment No. 25 on February 26, 1999).
(f)             Not applicable.
(g)        (1)  Custodian Agreement between the Registrant and Boston Safe
                Deposit and Trust Company dated March 20, 1989 (previously filed with Post-Effective Amendment No. 22 on April 30, 1998).

           (2) Foreign Custody Manager and Information Services Agreement between the Registrant and Boston Safe Deposit and Trust Company dated July 2, 2001 (previously filed with Post-Effective Amendment No. 29, dated April 29, 2002).
(h)        (1)  Services Agreement between the Registrant and First Data
                Investor Services, Inc. (previously filed with Post-Effective Amendment No. 25 on February 26, 1999).
           (2) Amendment dated December 1, 2005 to Services Agreement dated November 13, 1998 (Filed herewith).
           (3) Expense Limitation Agreement between Robeco USA, L.L.C. and WPG Quantitative Equity Fund (previously filed with Post-Effective Amendment No. 30 on April 30, 2003).
           (4) Administration and Accounting Services Agreement dated December 1, 2004 between the Registrant and PFPC Inc. (Filed herewith).
(i) Opinion and Consent of Wilmer Cutler Pickering Hale and Dorr LLP (previously filed with Post-Effective Amendment No. 22 on April 30, 1998).
(j)             Consent of KPMG LLP filed herewith.
(k)             Not Applicable.
(l)             Not Applicable.
(m) Administration and Service Plan of WPG Core Bond Fund (previously filed with Post-Effective Amendment No. 23 on June 12, 1998).
(n)             Not Applicable.
(o)             Not Applicable.
(p) Form of Code of Ethics (previously filed with Post-Effective Amendment No. 26 on April 28, 2000).
(q) Powers of Attorney (previously filed with Post-Effective Amendment No. 26 on April 28, 2000).


Item 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

           Not Applicable

Item 25.   INDEMNIFICATION.

           Reference is made to Article VIII of the Registrant's Declaration of Trust and Article V of the Registrant's By-Laws.

           Nothing in the By-Laws of the Trust may be construed to be in derogation of the provisions of Section 17(h) of the Investment Company Act of 1940 (the "1940 Act") which provides that the by-laws of a registered investment company shall not contain any provision which protects or purports to protect any director or officer of such company against any liability of the company or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct").

           The Registrant understands that in the opinion of the Securities and Exchange Commission (the "Commission") an indemnification provision does not violate Section 17(h) of the 1940 Act if it precludes indemnification for any liability whether or not there is an adjudication of liability, arising by reason of disabling conduct. Reasonable and fair means for determining whether indemnification shall be made include (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason of disabling conduct, or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts that the indemnitee was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of trustees who are neither "interested persons" of the Registrant as defined in Section 2(a)(19) of the 1940 Act nor parties to the preceding ("disinterested nonparty trustees"), or (b) an independent legal counsel in a written opinion.

           The Registrant further understands that in the Commission's view the dismissal of either a court action or an administrative proceeding against an indemnitee for insufficiency of evidence of any disabling conduct with which he has been charged would provide reasonable assurance that he was not liable by reason of disabling conduct. A determination by the vote of a majority of a quorum of disinterested nonparty trustees would also provide reasonable assurance that the indemnitee was not liable by reason of disabling conduct.

The Registrant further understands that the Commission believes that an indemnification provision does not violate Section 17(h) of the 1940 Act simply because it requires or permits the Registrant to advance attorney's fees or other expenses incurred by its trustees, officers or investment adviser in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification, so long as the provision also requires at least one of the following as a condition to the advance: (1) the indemnitee shall provide security for his undertaking, (2) The Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested nonparty trustees of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification. The Registrant is also aware that the Commission believes that an improper indemnification payment or advance of legal expenses could constitute a breach of fiduciary duty involving personal misconduct under
Section 36 of the 1940 Act or an unlawful and willful conversion of an investment company's assets under Section 37 of the 1940 Act.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction on the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR.


    The sole business activity of Weiss, Peck & Greer Investments ("WPG"), 909 Third Avenue, New York, NY 10022, is to serve as an investment adviser. WPG is registered under the Investment Advisers Act of 1940.
    Information as to the directors and officers of WPG is as follows:


    NAME AND POSITION WITH WPG        OTHER COMPANY                POSITION WITH OTHER COMPANY
    --------------------------        -------------                ---------------------------
    William J. Kelly                  Robeco USA, LLC              Chief Financial Officer
    Chief Financial Officer

                                      Robeco USA, Inc.             Treasurer

    Mary Ann Iudice                   Robeco USA, LLC              Chief Compliance Officer
    Compliance Officer

                                      Robeco USA, Inc.             Chief Compliance Officer

    Robert Kleinberg                  Robeco USA, Inc.             Secretary
    Secretary

Item 27.   PRINCIPAL UNDERWRITERS.

           (a) PFPC Distributors, Inc. (the "Principal Underwriter"), the principal underwriter of Shares of the Registrant, is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers and is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. The Principal Underwriter acts as principal underwriter to each investment company in the Weiss, Peck & Greer Group of Mutual Funds. These mutual funds include: WPG Tudor Fund and WPG Large Cap Growth Fund.

                  In addition, the Principal Underwriter acts as principal underwriter to each of the following investment companies:

                           AB Funds Trust
                           AFBA 5 Star Funds, Inc.
                           Atlantic Whitehall Funds Trust
                           Forward Funds, Inc
                           Highland Family of Funds
                           Harris Insight Funds Trust
                           Hillview Investment Trust II
                           Matthews Asian Funds
                           Metropolitan West Funds
                           The RBB Fund, Inc.
                           RS Investment Trust
                           Stratton Family of Funds
                           Van Wagoner Funds, Inc.
                           Weiss, Peck & Greer Funds Trust
                           Wilshire Mutual Funds, Inc.
                           Wilshire Variable Insurance Trust
                           WPG Large Cap Growth Fund
                           WPG Tudor Fund
                           Northern Family of Funds
                           ABN AMRO Funds

                  Distributed by BlackRock Distributors, Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

                           BlackRock Provident Institutional Funds
                           BlackRock Funds, Inc.
                           BlackRock Bond Allocation Target Shares
                           International Dollar Reserve Fund I, Ltd.

                  Distributed by Northern Funds Distributors, LLC, a wholly owned subsidiary of PFPC Distributors, Inc.:

                           Northern Funds Trust
                           Northern Institutional Funds Trust

                  Distributed by ABN AMRO Distribution Services (USA), Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

                           ABN AMRO Funds

           (b) The following is a list of the executive officers, directors, and partners of the Distributor:


                  Name                      Title With PFPC Distributors
                  ----                      ----------------------------

         Brian Burns                        -        Chairman, Chief Executive Officer, Director and President
         Michael Denofrio                   -        Director
         Nick Marsini                       -        Director
         Rita G. Adler                      -        Chief Compliance Officer
         Christine A. Ritch                 -        Chief Legal Officer, Assistant Secretary and Assistant Clerk
         Christopher S. Conner              -        Vice President and Anti-Money Laundering Officer
         Steven B. Sunnerberg               -        Secretary and Clerk
         Julie Bartos                       -        Assistant Secretary and Assistant Clerk
         Bradley A. Stearns                 -        Assistant Secretary and Assistant Clerk
         Kristen Nolan                      -        Assistant Secretary and Assistant Clerk
         Craig Stokarski                    -        Treasurer and Financial & Operations Principal
         Douglas D. Castagna                -        Controller and Assistant Treasurer
         Bruno DiStefano                    -        Vice President
         Susan K. Moscaritolo               -        Vice President

None of the above listed officers, directors and partners of the Distributor holds any position with the Fund.

(c) Not applicable.


Item 28.   LOCATION OF ACCOUNTS AND RECORDS.

           All account, books and other documents required to be maintained by
           Section 31(a) of the 1940 Act and the rules thereunder will be maintained (1) at the offices of the Registrant at 909 Third Avenue, New York, New York 10022 (2) at the offices of the Registrant's Custodian, Boston Safe Deposit and Trust Company, at One Boston Place, Boston, MA 02109 and (3) at the offices of the Registrant's Transfer Agent, PFPC, Inc., 760 Moore Road, King of Prussia, PA 19406.

Item 29.   MANAGEMENT SERVICES.

           Not applicable.

Item 30.   UNDERTAKINGS.

           Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 15th day of April, 2005.

                                            WEISS, PECK & GREER FUNDS TRUST



                                                     /S/ WILLIAM KELLY

                                                     William Kelly
                                                     Executive Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURE                           TITLE                                                DATE
---------                           -----                                                ----

/s/ Daniel Vandivort                Chairman of the Board (Principal Executive           April 15, 2005
--------------------
Daniel Vandivort                    Officer) and Trustee

/s/ William Kelly                   Executive Vice President and Treasurer (Principal    April 15, 2005
-----------------
William Kelly                       Financial and Accounting Officer)

/s/ Raymond R. Herrmann, Jr.        Trustee                                              April 15, 2005
----------------------------
Raymond R. Herrmann, Jr.

/s/ Graham E. Jones                 Trustee                                              April 15, 2005
-------------------
Graham E. Jones

/s/ William B. Ross                 Trustee                                              April 15, 2005
-------------------
William B. Ross

/s/ Robert A. Straniere             Trustee                                              April 15, 2005
-----------------------
Robert A. Straniere

                                  EXHIBIT INDEX

The following exhibits are filed as part of this Registration Statement.

         EXHIBIT            DESCRIPTION
         -------            -----------


         (h)(2)             Amendment to Services Agreement
         (h)(4)             Administration and Accounting Services Agreement
         (j)                Opinion of KPMG LLP